UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number     811-08228

The Timothy Plan

                (Exact name of registrant as specified in charter)

1055 Maitland Center Commons, Maitland, FL 32751
(Address of principal executive offices)	(Zip code)

Art Ally, The Timothy Plan

1055 Maitland Center Commons, Maitland, FL 32751

                (Name and address of agent for service)

Registrant’s telephone number, including area code:          800-846-7526

Date of fiscal year end:  9/30

Date of reporting period:  9/30/17

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Registrant’s audited annual financial reports transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 are as follows:

September 30, 2017

Dear Shareholder,

As you review the details on the following pages, you will see that most of our funds experienced very good performance over the past fiscal year (10-1-16 thru 9-30-17). Although our performance trailed many of our benchmark indexes over the period, it was mostly due to the impact that a couple of very large companies (ones we screen out) had on the various indexes during this period.

The positive returns we experienced are, we believe, in large part the result of our country’s leadership changes in Washington, DC, and the positive pro-business agenda they are pursuing. These changes gave us a positive long-term view of our economy and, therefore the equity markets. Even though we experienced periodic short-term volatility, we fully expect the market trend to continue. Nevertheless, Timothy Partners, Ltd, (the “Advisor”) continued (and will continue) to take a conservative approach to the markets as we believe our shareholders prefer a preservation of principal course to that of chasing returns. I do need to reiterate, however, that, in the capital markets in general and our funds in particular, returns can never be guaranteed.

For more complete information about the individual Funds, please read each of the sub-advisors’ annual review letters in the pages that follow. They more fully detail the various factors that impacted this fiscal year’s performance along with their economic outlook for the coming year.

Although we cannot guarantee any actual outcome, I remain confident that all our sub-advisors are, in our opinion, among the best in the industry and they each continue to honor our overall policy to manage their respective funds both in accordance with our screening restrictions and with a continued conservative bias.

Finally, I would once again like to thank you for your moral convictions that led you to becoming part of the Timothy Plan Family.

Yours in Christ,

Arthur D. Ally

President

Timothy Plan Aggressive Growth Fund Letter from the Manager – September 30, 2017

The economic advances that started several years ago have continued throughout 2017, driving the equity markets to new highs. The unemployment rate which has been declining rapidly since 2013 has continued to decline, with the most recent unemployment rate of 4.2 percent reflecting a healthy job market. Other macro data points continue to be strong, and most importantly quite stable. We are entering the fifth year of consistent US CPI reports [ex food and energy]; the August report of 1.7 percent is at the bottom of the 5 year range of 1.7 – 2.2 percent. Meanwhile, the US GDP is also remarkably stable over the past several years, reflecting a steadily improving economic environment, with Q2 2017 GDP growth of 2.2 percent. This low level of macroeconomic volatility can explain why US equity valuations are moving to all-time highs. Equity investors are willing to pay a premium for consistent and healthy growth, be it for individual stocks or overall equity markets.

Timothy Plan Aggressive Growth Fund (the “Fund’) enjoyed strong returns for the year ended September 30, 2017, gaining 6.36% in the September 2017 quarter, 17.06% year to date, and 19.16% over the last 12 months for Class I. This compares favorably to the Russell Midcap Growth Index that returned 5.28% in the past quarter, 17.28% year to date, and 17.82% over the last 12 months.

The outperformance over the past 12 months was driven by strong stock selection in the consumer discretionary and the industrial sectors. Our largest stock outperformer in the consumer discretionary sector was Vail Resorts [MTN], as they continue to be a leading consolidator of ski resorts, most recently acquiring Whistler in Vancouver. The company is benefiting from network effects as more skiers are purchasing season passes that can be used in any one of their 19 resorts. In the industrial sector, the Fund’s strong performance was driven by its investments in Chemours [CC] and Albemarle [ALB]. Chemours is benefiting from strong titanium dioxide pricing and utilization trends. Albemarle is experiencing fantastic growth in lithium utilization and pricing, which has a promising multi-year outlook given the rapid adoption of electric vehicles on a global scale.

Regarding the underperformance within the portfolio, our investments in the energy and oil service industries proved to be disappointing. Given the high level of commodity volatility, as well as unfavorable supply / demand metrics, we have sold those underperforming securities, and instead we will look to generate alpha in other sectors.

Looking forward, we are optimistic that the healthcare sector in particular will generate strong returns, as there are several exciting medical advances occurring in the biotech industry, particularly in the treatment of various cancers and orphan diseases. We continue to find unique, attractive investment opportunities in many sectors, particularly in the healthcare and industrial sectors.

Chartwell Investment Partners, LLC

Letter From The Manager

Timothy Plan International Fund

September 30, 2017

International stocks joined the equity bull market over the last twelve months ended September 30, 2017 with Timothy Plan International Fund (the “Fund”) participating nicely.

The Fund had a strong absolute return over this period while its return relative to the MSCI EAFE Index closely matched the solid index performance. Sector allocation versus the benchmark index was a slight positive. An underweight to the underperforming Real Estate and Consumer Staples sectors and an overweight to the outperforming Technology sector were positive while holding any cash over the year was negative in this strong equity market. Good stock selection in the Health Care and Consumer Discretionary sectors helped performance and outweighed tough stock selection in the Financials sector. Stock selection in Belgium and France provided positive alpha while selection in the United Kingdom (UK) and Germany was challenging over the year. Positive returns from Ipsen SA (Health Care-France), KBC Groupe SA (Financials-Belgium), and Techtronic Industries (Consumer Discretionary-Hong Kong) helped absolute and relative performance while Shire PLC (Health Care-UK) was the most challenging for the portfolio during this period.

Equity markets were hesitant post the Brexit vote and prior to the US presidential elections but gained confidence after the election of President Trump. While UK Prime Minister Theresa May did trigger Article 50 of the EU Constitution to formally begin the exit of the UK from the European Union, this was more than offset by the very positive result of the French election. New French president Emmanuel Macron was welcomed by a positive response from European equity markets. The combination of reduced political risks as well as very accommodative monetary policy in the Eurozone area led to a strong pick up in business and consumer confidence. Inflation remains subdued and while interest rates have risen some, they remain at very low levels. The Eurozone economy appears to be firing on all cylinders and investor optimism has followed the strong earnings momentum. Corporate Japan’s further improvement in returns on equity and shareholder remuneration continues to unveil more investment opportunities there. Equity volatility remains at very low levels globally causing some concern that markets are too complacent but positive economic momentum remains. The dollar depreciated, even after its strong knee-jerk move post the Trump election, leading to strong international currencies helping the Fund’s performance.

While valuations have risen across the globe with the rise in the equity markets we continue to find attractive investment opportunities in Europe, Asia, and the emerging markets. Economic momentum remains positive and monetary policies across the globe remain very accommodative providing a substantial tailwind to asset prices. We remain committed to a consistent investment approach dedicated to finding long-term investments for the Fund. We thank you for your continued investment in the Fund.

Eagle Global Advisors, LLC

Timothy Plan Large/Mid Cap Growth Fund Letter from the Manager – September 30, 2017

We wrote in this letter last year that the market – in that trailing 12-month period – had defied the expectations of many market strategists and investors by climbing all four quarters for a gain of 14-15% on both the S&P500 and the Russell 1000 Growth index. Well, here we are a year later, the market has risen all four quarters again, and the total return on the S&P500 was 18.6% while large-cap growth stocks powered the Russell 1000 Growth to a whopping 22%! This year’s impressive rally began after the presidential election, which brought along with it expectations for: 1) a return to strong economic growth, 2) regulatory relief, and 3) a business-friendly environment that includes lower corporate and individual taxes. Even though most of these are still in the “hoped-for” category, the market has powered higher. This is likely due to corporate earnings up a higher-than-expected 11% year-to-date, and the Fed’s movement toward “normalization” of interest rates – and the attendant implication that the economy is now doing well enough to no longer need Q.E. (quantitative easing).

When large-cap growth stocks have the kind of historic gains that we’ve seen of late, it is very difficult for Timothy Plan Large/Mid Growth Fund (the “Fund”) to stay close to these eye-popping numbers. The Fund is significantly smaller than the benchmark (though this did not have an impact in the period) and also not as “growthy” — by virtue of the restriction of not being able to own many of the bellwether growth stocks. This less-growthy headwind is compounded when Technology leads the market (as we essentially have a “structural” underweight there); Tech was the best-performing sector in the R1G, up 31.6% over the twelve months.

The Fund advanced 17% for the 12 months ended September 30, 2017 for Class I, while the return of the benchmark, the Russell 1000 Growth Index, was +22%. Beyond the headwinds mentioned above, our performance was held back by poor selection in the Consumer Discretionary sector (AutoZone and Foot Locker); we also had an average 3.8% weight in the Energy sector (vs. the R1G’s almost non-existent weight of 0.6%), and since this was the worst-performing sector (-12.1%), that was a detractor. Additionally, in such a strong market, any amount of cash acts as ballast, thus our average 11% cash holding was a negative. On the positive side, we were able to offset some of the hit from being underweight Technology with good stock selection: chip-maker NVIDIA had another great year, up 162%, and security-software company Check Point Software rose 47%. Healthcare was also a good area for us, as our holdings were up 35%, vs. the benchmark sector’s +20%.

For the portfolio, there has been no change to our time-tested, bottom up fundamental approach to managing large and mid-cap growth investments. As an overview, the portfolio remains well diversified by issuers and by sectors as all areas of the economy are impacted by broad macroeconomic trends. We continue to find attractive investments at reasonable valuations. Looking forward, with the economy on solid footing, we are optimistic that economically-sensitive sectors (like Materials and Industrials) will generate strong returns. And with the Fed likely to continue on a pace of measured rate increases, the Financial sector is also where we expect to find compelling investment opportunities.

Chartwell Investment Partners, LLC

LETTER FROM THE MANAGER

September 30, 2017

TIMOTHY PLAN SMALL CAP VALUE FUND

We are pleased to provide you with our report for Timothy Plan Small Cap Value Fund (the “Fund”) for the twelve months ended September 30, 2017 and would like to thank you for entrusting your assets with us.

Looking back, the last year has seen regime change unfold across the investing landscape as the equity markets marched higher. While the election last November stands out, there were already forces underway to normalize the post-financial crisis monetary policy after interest rates posted their lowest levels in the last 5,000 years and trillions of dollars of debt had negative yields. The Federal Reserve hiked rates three times so far and began the process of reducing their balance sheet at the most recent meeting. The bump in the markets from the victory by Donald Trump further helped shift sentiment on the potential for fiscal policies to be a tailwind in the coming years for businesses. Although legislative changes to health care or corporate taxes remained elusive so far, there have been tangible efforts to reduce the regulatory burdens and that easing is starting to be seen at the company-level. Growth domestically remained positive while overseas, Europe appeared to improve and a global growth belief started to gain traction with investors. Other equity trends reversed from last year, as growth stocks outpaced value stocks and large caps topped small caps.

For the twelve months ended September 30, 2017, Timothy Plan Small Cap Value Fund produced a net return of 21.89% for Class I, while the Russell 2000 Index produced a return of 20.74%. Security selection was resoundingly positive during the period in Information Technology with Health Care and Financials also contributing positively. In such a strong absolute period, the Fund’s higher cash allocation resulted in a negative drag on performance.

Both Consumer sectors saw challenges in terms of stock selection and detracted from relative performance. In Consumer Discretionary, fears over changing consumer behaviors for retail and apparel companies as well as restaurants weighed on performance. Similar fears pressured one of our holdings in Consumer Staples though the sector itself struggled to try and keep pace with the torrid gains seen overall in the small cap space. A modest overweight in Energy, the only sector to post a loss for the last twelve months, also negatively impacted relative performance.

The Small Cap Value team is focused on seeking well-run companies with growth prospects that are underappreciated by the marketplace. We look for companies with above average growth and strong balance sheets that generate positive cash flows. As economic growth continues, we feel our companies are well positioned to achieve higher earnings and have the potential to provide superior relative returns.

We thank you for your continued confidence in the Westwood process and investment teams and we look forward to serving your investment needs through the years ahead.

Westwood Management Corporation

LETTER FROM THE MANAGER

September 30, 2017

TIMOTHY PLAN LARGE/MID CAP VALUE FUND

We are pleased to provide you with our report for Timothy Plan Large/Mid Cap Value Fund (the “Fund”) for the twelve months ended September 30, 2017 and would like to thank you for entrusting your assets with us.

Looking back, the last year has seen regime change unfold across the investing landscape as the equity markets marched higher. While the election last November stands out, there were already forces underway to normalize the post-financial crisis monetary policy after interest rates posted their lowest levels in the last 5,000 years and trillions of dollars of debt had negative yields. The Federal Reserve hiked rates three times so far and began the process of reducing their balance sheet at the most recent meeting. The bump in the markets from the victory by Donald Trump further helped shift sentiment on the potential for fiscal policies to be a tailwind in the coming years for businesses. Although legislative changes to health care or corporate taxes remained elusive so far, there have been tangible efforts to reduce the regulatory burdens and that easing is starting to be seen at the company-level. Growth domestically remained positive while overseas, Europe appeared to improve and a global growth belief started to gain traction with investors. Other equity trends reversed from last year, as growth stocks outpaced value stocks and large caps topped small caps. Financials were the best performing sector in the S&P 500. The sector saw several drivers arise including a more favorable regulatory environment and a positive interest rate environment. Since the financial crisis, banks in particular have seen increased costs for back office and compliance personnel to keep up with new regulations. In contrast, lower commodity prices weighed on the Energy sector, the worst performer during the past year.

For the twelve months ended September 30, 2017, Timothy Plan Large/Mid Cap Value Fund produced a net return of 13.36% for Class I, while the S&P 500 Index produced a return of 18.61%. While absolute returns remained strong, the relative performance faced headwinds. Notable positives included better stock selection within Information Technology and avoiding exposure to the Telecommunication Services sector which actually posted a loss.

The Information Technology sector saw several contributors as global growth improving in conjunction with secular trends expanding the markets for semiconductors saw strong flow-through to spending on semiconductor equipment. Both KLA-Tencor and Lam Research were top performers as the increasing number of chips in a variety of non-traditional end markets, like automobiles, and an increasing demand for memory were powerful tailwinds. Also, in Information Technology, Broadcom saw positive momentum in their acquired segments in addition to their classic wired markets as better results in the cellphone segment boosted their wireless results. With leverage to Silicon Valley and the broader tech space, SVB Financial moved higher. In addition, a more favorable yield curve and easing regulatory burdens were incremental positives that developed for SVB Financial. C.R. Bard agreed to be taken out at a substantial premium by Becton Dickinson to create a powerhouse in medical devices.

The Fund’s high cash position created a negative drag on relative performance as the S&P 500 saw strong appreciation, largely driven by multiple expansion, as did an underweight to Financials, the top performing sector for the period. Further, security selection in Consumer Discretionary detracted from relative performance as changing dynamics in the auto parts industry weighed on shares of Advanced Auto Parts. Similarly, fears over the secular pressures on retail tenants pressured Simon Property Group. J.M. Smucker faced challenges in their coffee and pet businesses, though management responded with additional cost take outs to help offset the impact to earnings. Patterson Companies decided to not renew an exclusive relationship with Sirona, causing investor concerns and compounding the weakness seen in trends in their dental consumable and animal health segments. RSP Permian suffered from volatile crude oil prices and concerns surrounding the ratio of natural gas to crude oil in the Permian basin from results at a competitor.

The Westwood team remains focused on seeking high-quality companies trading at a discount to intrinsic value. While market returns have most recently been bolstered by unprecedented monetary stimulus rather than fundamentals, we believe we may have reached the tipping point as regime change unfolds. The impact is on a number of fronts including monetary policy, at least domestically, shifting to be less accommodative with the Federal Reserve hiking rates and proceeding to reduce their balance sheet. On the fiscal front, easing regulatory burdens is beginning to be seen by corporations with the potential for legislative efforts in health care and corporate tax reform to come in the future. While the likelihood can be debated, the impact to corporate earnings would likely be very positive, though with some businesses winning and some losing. In total, the overall impact to the investing landscape should provide additional opportunities to active managers as dispersion of returns increases and correlations between stocks decrease. We continue to leverage our intensive research-driven process to identify securities with company-specific opportunities and visible earnings growth. As has always been our practice, we look to invest in companies with conservative balance sheets, robust free cash flow generation, and high returns as we believe those characteristics among others help provide attractive risk-adjusted returns for the portfolio. Given the above-average market returns over the past few years, we are mindful of the potential for downside risk and are focusing on opportunities which we feel have measurable and limited potential for loss should volatility rise.

We thank you for your continued confidence in the Westwood process and investment teams and we look forward to serving your investment needs through the years ahead.

Westwood Management Corporation

Letter from the Manager

September 30, 2017

Timothy Plan Fixed Income Fund

The fiscal year ended September 30, 2017 saw a modest increase in interest rates in part due to the “risk off” bond market response to Brexit having created a low starting point in rates. Timothy Plan Fixed Income Fund invests in the broad U.S. investment grade bond market benchmarked by the Barclays Capital U.S. Aggregate Bond Index which began the last 12 months with a 1.97% yield and ended at 2.55%.

The U.S. Treasury (UST) 10 year rate rose a little faster starting at 1.60%, peaking at 2.63% in March, and ending at 2.33%. The rise in U.S. Treasury (UST) rates began after the Presidential election. Investors began to anticipate higher economic growth from the new administration’s policies which supported a hawkish forecast of multiple Federal Reserve rate hikes. Post-election improvement of consumer and business sentiment (i.e., soft data) supported the Federal Reserve raising the Fed Funds rate 0.25% at the December 2016 and March 2017 meetings. However, the “hard” economic data did not keep pace with soft data expectations which led to a less hawkish view of future Fed actions along with lower inflation expectations. While short rates moved higher with the Federal Reserve actions, longer rates drifted lower in the last half of the fiscal year being influenced by modest economic growth and low inflation rates. This resulted in a flattening of the UST curve.

Corporate bonds remained the bond market’s bright spot as continued investor demand for yield drove credit spreads tighter by 0.35% by September 30th. Merger & Acquisition activity as well as shareholder friendly actions, which have been negative for the credit sector, slowed somewhat during the period. Energy credits reversed course and performed better as prices of oil and other types of commodity oriented companies improved. The Mortgage Backed Securities (“MBS”) sector struggled a bit during the period as the Fed floated ideas on how they would taper their $4.5 trillion balance sheet. We are keeping a close watch on the timing of the Fed’s policy to unwind their balance sheet.

Timothy Plan Fixed Income Fund A shares returned -0.81% over the 12 months ended September 30, 2017 slightly below the Barclays Capital U.S. Aggregate Bond Index at 0.07%. The overweight to Energy and Basic Industry holdings added value as these subsectors performed better than the overall index. Security selection in Consumer Non-cyclicals, Capital Goods and Transportation also added to results. The portfolio’s MBS holdings generated returns above their counterparts in the index. Detracting from results were our underweight to Financials, as the sector posted the best return for the period. The portfolio is positioned with modestly less interest rate risk than the market, an over-weight in corporate bonds and GNMA MBS for yield. We remain focused on generating income consistent with a prudent level of risk.

BARROW, HANLEY, MEWHINNEY & STRAUSS

Letter from the Manager

September 30, 2017

Timothy Plan High Yield Bond Fund

The fiscal year ended September 30, 2017 saw a modest decrease in high yield rates as Investor demand for yield remained strong. Timothy Plan High Yield Bond Fund invests primarily in BB and B rated high yield (HY) bonds with a benchmark of the Barclays Ba/B High Yield Index which began the last 12 months yielding 5.54% and ended at 5.16%. The HY market posted a return of 14.1% in calendar year 2016 which was the strongest calendar year return since 2009. Performance was led by lower rated credits and an outsized recovery in the energy and Basic Industry (including Metals & Mining) sectors. The momentum continued into early 2017, but lower oil prices in March and the uncertainty of tax reform caused HY spreads to widen in 2Q17. By June 30, 2017 negative Investor flows and higher issuance caused the HY market to reverse a four-quarter trend with total returns lagging the Investment Grade Credit sector. However, 3Q17 saw significant outperformance in HY as the market posted a total return of 1.89% and the highest excess return of any major bond market sector.

Returns have been fueled both by Investor demand and the expectation of declining default rates. In September 2017, Fitch reported that U.S. HY default rates are currently at 1.8% and have remained below 2.0% for the second consecutive month. Two top performing sectors were Basic Industry (Metals & Mining) and Energy where default rates have moderated significantly from 2016. Although not as significant as last year, HY market yields are still skewed higher by just a few industry groups. For example, the HY Energy sector yield spread above U.S. Treasury bonds was 675 basis points (bps) compared to 582bps for the entire HY market ex-energy.

Timothy High Yield Bond Fund A shares generated a total return of 6.94% over the 12 months ended September 30, 2017 while the Barclays Ba/B High Yield Index returned 7.74%. The portfolio’s overweight in Energy and Basic Industries benefitted results. We continue to hold Energy names especially MLP issues that we believe are less impacted by the price of the oil. Holdings in Communications, Consumer Cyclicals and Non-Cyclicals were also additive to returns. Detracting from performance was our underweight to Financials which posted the highest return in the index. The portfolio remains focused on generating a higher level of carry income consistent with a reasonable level of risk.

BARROW, HANLEY, MEWHINNEY & STRAUSS

September 30, 2017

Dear Shareholder,

Timothy Plan Defensive Strategies Fund (the “Fund”) was designed and is managed to do what its name implies, hedge against a possible scenario of hyper-inflation which could result from our Congress’s proven unwillingness to address our core problems of too much spending and too many onerous government regulations. The Fund was also designed with built-in flexibility that allows it to be adjusted to address a possible risk of extreme deflation, with the ability to convert the inflation sensitive assets to cash and fixed income securities during a deflationary environment, and to be adjusted to a more normal, traditional investment strategy.

The Fund’s portfolio is comprised of four inflation sensitive investment sleeves: commodities (commodity company stocks and ETF’s), real estate (in the form of REITs), precious metals (primarily gold and silver bullion), and TIPs (Treasury Inflation Protected Bonds), with the balance in cash. Timothy Partners, Ltd. (the “Advisor”) is responsible for setting the percentages of the Fund that will be allocated to each investment sleeve. Different sub-advisors manage the holdings in each sleeve. As a result of continued low inflation and the general weakness in the commodities market over the past year, the Fund experienced a -0.54% total return for the fiscal year ended September 30, 2017 for Class I. For a more complete description of the elements that impacted Fund performance and the outlook for the future, please read the sub-advisors’ reports in the pages that follow.

I would like to point out that, since there does not exist an appropriate benchmark index with which to compare our performance, we have created a blended index comprised of roughly 1/3 each of U.S. Government TIPs, FTSE NAREIT Equity Index and Dow Jones UBS Commodity Index. We believe the blend offers a fairly accurate reflection and comparison of the composition of the Fund. For the fiscal year ended September 30, 2017, the blended index had a total return of -0.48%.

While no one can predict future events, I remain confident that our sub-advisors (i.e. money management firms that manage the various sleeves of this Fund) are, in our opinion, among the best in the industry, and they each continue to honor our overall policy that they manage their respective Fund sleeve both in accordance with our screening restrictions and with a conservative bias. As I stated in last year’s report, although we will do our very best to be successful, we cannot guarantee results in any of these scenarios.

Finally, I would once again like to thank you for your moral convictions that led you to become part of the Timothy Plan Family.

Yours in Christ,

Arthur D. Ally

Fund Advisor

Annual Letter from the Manager	September 30, 2017

We are pleased to provide you with our annual report for Timothy Plan Defensive Strategies Fund (the “Fund”) Commodity Sleeve for the twelve months ended September 30, 2017. The CoreCommodity sleeve of the Timothy Defensive Fund rose 6.6% on a net basis. Commodities were mixed over these twelve months with the broad Bloomberg Commodity Total Return Index falling (0.3%). Overall, the strongest performing sectors were industrial metals miners and agricultural producers, while energy producers and precious metal miners lagged.

Metals & Mining

Industrial metal commodities rose for the period, as the Bloomberg Industrial Metals Subindex Total Return Index rallied 24%. The Fund’s industrial metal holdings performed better than their underlying commodities returning almost 30% for the period. Copper and Zinc futures rallied over 30% over this year while aluminum rallied over 25%. Timothy Plan Defensive Strategies Fund Commodity Sleeve’s largest industrial metal holdings as of September 30, 2017 were MMC Norilsk Nickel, Lundin Mining, and Teck Resources.

Precious metal futures finished a choppy year down, with the Bloomberg Precious Metals Subindex Total Return falling (7%). After material outperformance last year, precious metal miners underperformed this year, with the Fund’s precious metal miners falling (17%) over the same time period. Holding a smaller allocation, on average less than 8% of the portfolio, in precious metal miners aided performance. Timothy Plan Defensive Strategies Fund Commodity Sleeve’s largest precious metal holdings as of September 30th were Gold Fields Ltd, Agnico Eagle Mines, and Tahoe Resources.

Energy

Energy prices had a mixed year with the Bloomberg Commodity Energy SubIndex Total Return ending down (3%). Coming off a strong year from the 12 months prior, the Fund’s energy companies fell a little more than futures, finishing down (5%). While the Fund’s Oil & Gas Exploration and Production holdings fell over (11%) this was somewhat offset by Integrated Oil & Gas companies rallying nearly 10%. Timothy Plan Defensive Strategies Fund Commodity Sleeve’s largest energy holdings as of September 30th were Lukoil, Schlumberger, and Pioneer Natural Resources.

Agriculture

Over the past year agricultural commodities fell (7%) as proxied by the Bloomberg Commodity Agriculture and Livestock Total Return Index. Over the same period the Fund’s agricultural holdings rallied over 20%. Strong results from livestock producers and fertilizer companies led to the Fund’s outperformance in the agriculture sector. Timothy Plan Defensive Strategies Fund Commodity Sleeve’s largest agriculture holdings as of September 30th were Potash Corp of Saskatchewan, Sanderson Farms, and Deere & Co.

Past performance is not indicative of future results. “Bloomberg®” and “Bloomberg Commodity IndexSM” are service marks of Bloomberg L.P. (“Bloomberg”) as the case may be. Source for all Index data: Bloomberg L.P. Global. Commodity prices are determined using the most relevant futures contract. This document does not constitute an offer of any commodities, securities or investment advisory services. Any such offer may be made only by means of a disclosure document or similar materials which contain a description of material terms and risks. Performance results shown here, including attribution across component positions and sectors and aggregate data derived there from, are indicative results based on estimation. These results may differ from the actual aggregate returns for reasons including that results attributed to each component position are not compounded and are gross of fees. The absence of deduction of fees has a compounding effect on performance. All expressions of opinion are subject to change without notice in reaction to shifting market conditions. Data contained herein from third-party providers is obtained from what are considered reliable sources. However, its accuracy, completeness or reliability cannot be guaranteed. The economic statistics presented herein are subject to revision by the agencies that issue them. Any indices and other financial benchmarks shown are provided for illustrative purposes only, are unmanaged, reflect reinvestment of income and do not reflect the impact of advisory fees. Investors cannot invest directly in an index. All investments are subject to risk.

Letter from the Manager

September 30, 2017

Timothy Plan Defensive Strategies Fund – TIPS

Over the past 12 months ended September 30, 2017, U.S. global economic growth gained momentum while inflation remained tepid but volatile. The Timothy Plan Defensive Strategies Fund has an allocation of U.S. Treasury Inflation Protected Securities (TIPS) designed to help protect assets from higher rates of inflation.

Investors’ future inflation expectations began to rise in late 2016 and early 2017 but subsequently declined. We measure investors’ inflation expectations as the difference between the U.S. Treasury 10 year and the U.S. TIPS 10 year. This “breakeven rate” of inflation is what would be required to make these two securities have the same yield. The “breakeven rate” of inflation started the period at 1.54%, climbed to 1.97% by the end of 1Q17, fell to 1.72% by June 30th, and eventually settled at 1.85% by September 30th. As a result, TIPS securities generated a return of -0.73%, as reported by Bloomberg Barclays U.S. TIPS Index, for the 12 months ended September 30th.

The TIPS allocation we manage held 5 to 10% in investment grade corporate bonds and a modest allocation to GNMA mortgages for their higher nominal yield. Although inflation has remained relatively subdued, going forward we are concerned about the potential impact on inflation from Global central banks engaging in massive monetary stimulus and the potential of higher wages as the unemployment rate remains low. The primary goal of the TIPS allocation continues to be protection from rising inflation rates.

BARROW, HANLEY, MEWHINNEY & STRAUSS

2005 Market St.
Philadelphia, PA 19103-7094

Timothy Plan Defensive Strategies Fund

Real Estate Investment Trust Sleeve (the “Portfolio”)

Annual Manager Letter: 12 months ended September 30, 2017

The market can be described as before and after November 8, 2016. With Trump winning the U.S. Presidential election, the market changed course, interpreting the election results as pro-growth. With both the Executive Branch and Congress controlled by Republicans, the expectation was that investor and business friendly legislation would be passed. Ten months later, the market still favored pro-growth, cyclicals and pure price momentum investments, although no major policies have been enacted. The market has also been driven by an improving global economy which continues to rise. Earnings have rebounded from the downdraft of 2015/2016, and multiples on earnings have risen even further. The root cause for this expansion is easy money across the globe from China, Europe, Japan, and the U.S. The central bankers have succeeded by inflating assets across the globe from equities, bonds, real estate, commodities, and now even bitcoin. Notably, Gross Domestic Product (GDP) in developed nations is still averaging about 2%. With the U.S. now unwinding quantitative easing (QE) and Europe signaling that their balance sheet reduction could begin next year, risk assets are on notice.

As the U.S. Federal Reserve became more hawkish and with the pro-business policies of a newly elected President, Real Estate Investment Trust (“REIT’) came under relative pressure as markets pushed up yields and favored growth and cyclicals. REITs were up .79% while the S&P 500® Index was up over 18% for the year ended September 30, 2017. Clearly, the market believes that cyclical growth and rising yields will not portend well for REITs. Interestingly, REITs historically have performed well in rising rates as that has meant a strong economy and thus a demand for space. Many REITs have imbedded annual rent increases tied to Consumer Price Index (CPI) or 2%, whichever is higher. Even better, hotels, self-storage and apartments have leases under one year so they are positively correlated with rising rates. However, the 2009 to 2015 period of QE distorted many yield securities and so called “renters” bought the space based on yield and not fundamentals. Thus, those investors who blindly believe that rising rates are negative for real estate are selling REITs and other yield oriented securities.

For the twelve months ended September 30, 2017, the Timothy Plan Defensive Strategies Fund Real Estate Sleeve generated a gross return of -3.08% versus the FTSE NAREIT Equity REITs Index return of 0.67%. Sub-optimal security selection in Healthcare, Specialty, Technology and Diversified hindered performance. Brookdale Senior Living, an owner and operator of senior living facilities, saw weak performance with shares declining 25% over the past quarter as cyclical supply hurt occupancies and rent growth. However, the company is undergoing a strategic review and we believe that recent transactions would value the company 50% to 60% or more from current share price. This was a big reason for our recent underperformance. Stock selection in Technology (data centers) hurt performance as we avoided a high valuation group, but the market has continued to reward price momentum. These stocks are trading 2.5 standard deviations above historical valuations. Lastly, our retail weight hurt performance as we continue to believe that the discounts to underlying real estate value range from -15% to -40%, whereas the above mentioned data centers are trading at a 20% to 40% premium to underlying intrinsic value.

After reviewing the sectors in which the portfolio underperformed, we believe that the data centers sector is overvalued, while certain retail areas are significantly undervalued. The areas that could see outsize returns are high quality shopping centers with grocery anchors and senior housing REITS given the attractive valuations and favorable demographics. REITs have significantly underperformed the S&P 500 year to date through October by 12.5% and thus even on a relative basis they are attractive as well. To adjust for and take advantage of these situations, we have increased concentration in some of our highest-conviction ideas. These changes may result in some short-term underperformance. Many investors have continued to flock to exchange-traded funds (ETFs), especially those investing in the FANGs — Facebook, Amazon, Netflix, and Alphabet (Google). We believe that one way to combat passive investing is to take a long-term approach that allows value to emerge over time. If experience has taught us anything, it is that this fascination with FANGs and price momentum should reverse and that value, as it has often done before, will emerge.

September 30, 2017

Dear Strategic Growth Fund Shareholder:

Timothy Plan Strategic Growth Fund (the “Fund”) is an asset allocation fund that invests in Timothy Plan underlying funds. The allocation percentages vary from time to time due to Timothy Partners, Ltd.’s (the “Advisor”) observations and perceptions of changing economic conditions. As of September 30, 2017, the allocation was as follows:

●	Large/Mid-Cap Growth Fund	9.50%	●	Small-Cap Value Fund	5.50%

●	Large/Mid-Cap Value Fund	10.50%	●	Aggressive Growth Fund	5.00%

●	International	19.00%	●	High-Yield Bond Fund	6.00%

●	Defensive Strategies Fund	12.00%	●	Israel Common Values	5.00%

●	Emerging markets Fund	7.00%	●	Growth & Income	9.50%

●	Fixed Income	5.00%	●	Cash	6.00%

Due to our more positive long-term outlook on the economy and the markets in general, the Fund’s allocation was adjusted to be a little more aggressive than we were in 2016 when we were concerned about the uncertain impact the political environment might have on the nation’s economy. At fiscal year end, the Fund’s overall allocation resulted in approximately 61.5% invested in Timothy Plan’s underlying domestic and international equity funds, 23.0% in Timothy Plan’s underlying bond and Defensive Strategies funds, 9.5% in Growth & Income, which also incorporates a relatively significant bond portfolio, and 6.0% in cash. While the Strategic Growth Fund’s performance was a positive 8.59% for Class A for the fiscal year ending 9-30-17, detailed descriptions of events that contributed to this past year’s performance of the underlying Funds is contained in each sub-advisor’s letter, found within the pages of this Annual Report.

We realize the volatility and uncertainty of the markets over the past couple of years may have been unsettling for many investors; however, as mentioned above, we believe the outlook for the capital markets for 2018 and beyond should be fairly bright long-term; nevertheless, we are committed to manage our funds with a definite conservative bias.

As you know, no one can guarantee future performance. However, the one thing that I can assure you of is that every one of our sub-advisors is doing their very best and our team here at Timothy is working very hard to provide you an investment with which you can feel comfortable.

Sincerely,

Arthur D. Ally

Fund Advisor

September 30, 2017

Dear Conservative Growth Fund Shareholder:

The Timothy Plan Conservative Growth Fund (the “Fund”) is an asset allocation fund that invests in Timothy Plan underlying funds. The allocation percentages vary from time to time due to Timothy Partners Ltd.’s (the “Advisor”) observations and perceptions of changing economic conditions; the allocation on September 30, 2017 was as follows:

●	Large/Mid-Cap Growth Fund	7.00%	●	Small-Cap Value Fund	4.50%

●	Large/Mid-Cap Value Fund	7.50%	●	Aggressive Growth Fund	4.00%

●	International	10.00%	●	High-Yield Bond Fund	6.00%

●	Defensive Strategies Fund	11.00%	●	Israel Common Values	3.00%

●	Emerging markets Fund	4.50%	●	Growth & Income	9.50%

●	Fixed Income	24.00%	●	Cash	9.00%

Due to our more positive long-term outlook on the economy and the markets in general, the Fund’s allocation was adjusted to be a little more aggressive than we were in 2016 when we were concerned about the uncertain impact the political environment might have on the nation’s economy. At fiscal year end, the Fund’s overall allocation resulted in approximately 40.5% invested in Timothy Plan’s underlying domestic and international equity funds, 41.0% in Timothy Plan’s underlying bond and Defensive Strategies funds, 9.5% in Growth & Income, which also incorporates a relatively significant bond portfolio, and 9.0% in cash. While the Conservative Growth Fund’s performance was a positive 6.06% for Class A for the fiscal year ending 9-30-17, detailed descriptions of events that contributed to this past year’s performance of the underlying Funds is contained in each sub-advisor’s letter, found within the pages of this Annual Report.

We realize the volatility and uncertainty of the markets over the past couple of years may have been unsettling for many investors; however, as mentioned above, we believe the outlook for the capital markets for 2018 and beyond should be fairly bright long-term; nevertheless, we are committed to manage our funds with a definite conservative bias.

As you know, no one can guarantee future performance. However, the one thing that I can assure you of is that every one of our sub-advisors is doing their very best and our team here at Timothy is working very hard to provide you an investment with which you can feel comfortable.

Yours in Christ,

Arthur D. Ally

Fund Advisor

Letter From The Manager

Timothy Plan Israel Common Values Fund

September 30, 2017

Timothy Plan Israel Common Values Fund (the “Fund”) performed remarkably well on an absolute basis and relative to the benchmark Israel Tel Aviv 100 Index (“benchmark index”) index in the year ended September 30, 2017. On an absolute basis, the best performing sectors over the last twelve months were Consumer Staples, Financials, and Technology. While relative to the benchmark index, underweights to the underperforming Health Care and Telecom Services sectors while an overweight to the outperforming IT sector provided significant positive alpha for the Fund. Good stock selection in the Financials and Telecom Services sectors was also a positive contributor to relative performance. Strong individual contributors to performance included Nova Measuring Systems (Technology), Checkpoint Software (Technology), and Shufersal (Consumer Staples). The Fund also benefited from M&A activity as Israeli companies remain an attractive acquisition target to domestic and foreign companies desiring a foothold into leading edge technologies and innovations. The biggest M&A contributor to the Fund was Intel’s $15 billion acquisition of Fund holding Mobileye during the period. With leading edge companies in various technologies in Israel, the Fund’s largest sector overweight relative to the benchmark remains the IT sector. Any significant pullback in the IT sector would be a headwind to performance.

Israel’s economy remains one of the best performing developed economies in the world with above 3% annual GDP growth expected for 2017 and 2018. Underpinning this strong growth is continued strength in domestic consumption. While the housing market appears to have hit a softer patch, demographic and immigration trends in the country argue for continued long-term growth in housing. The Bank of Israel remained in the sidelines over the last 12 months with occasional participation in the foreign exchange market, trying to slow the appreciation of the shekel. Interest rates are likely to remain lower for longer as the central bank requires much higher inflation than the less than 1% that dominated over the recent period. Global trade has improved with the strength in emerging and European economies providing a near term boost to the export sector in spite of the headwinds from the strong shekel.

The Fund continues to invest alongside the innovative spirit of Israeli companies providing ample attractive investment opportunities. Strong domestic and global economic momentum should continue to support earnings growth. We remain committed to a consistent investment approach dedicated to finding long-term investments for the Fund. We thank you for your continued investment in the Fund.

Eagle Global Advisors, LLC

LETTER FROM THE MANAGER

September 30, 2017

Timothy Plan Emerging Markets Fund

The net asset value of the Timothy Plan Emerging Markets Fund (the “Fund”) increased 21.52% in the 12 months ended September 30, 2017 for Class I. For the same period, the Fund’s benchmark, the MSCI Emerging Markets Index (the “Index”), gained 19.73%.

The Markets

Nearly all equity markets advanced in the third quarter, adding to year-to-date gains, as investor optimism outweighed geopolitical worries on both sides of the Atlantic and in Asia.

Emerging markets continued to outperform developed markets for the year, led by gains in China, South Korea and Brazil. The rise in China’s equity market (as measured by the Shanghai Composite Index) was attributed to better-than-expected growth in the world’s second-largest economy and to the strong performance of financial stocks.

The Fund

Holdings in financials (especially banks), telecommunication services and industrials contributed positively to performance. From a country perspective, allocations to Brazil, Russia and Hong Kong helped returns. At the company level, notable contributors included banks Sberbank (Russia) and Erste Group (Austria), Brazil-based educational services provider Estacio Participacoes and South Korean technology company Samsung Electronics.

Additionally, Hong Kong-based luxury goods companies Luk Fook Holdings and Chow Tai Fook Jewellery aided performance, increasing over 70% each. These retailers benefited from the Chinese demand for luxury goods, which, after a couple of years of stagnation, have grown substantially in recent quarters amid China’s improved economic environment.

A significant underweight to information technology (IT), in which our holdings rose but not as much as those in the benchmark, hurt relative returns.

Contributions to the MSCI Emerging Markets Index’s return were extremely concentrated for the period. The top five performing stocks were IT companies and the IT sector accounted for 40% of Index performance. The disproportionate contributions to the Index’s return highlight, in our view, the importance of being selective when investing in emerging markets. The elevated prices—and valuations—of many emerging market IT businesses were the main reason we have been significantly underweight the sector.

Other detractors included holdings in real estate and our meaningful underweight to China, as well as positions in Turkey and South Korea.

At the security level, Turkish real estate investment trust (REIT) Emlak Konut and Chinese textile company, Weiqiao Textile weighed on performance. Moreover, South Korean automotive-related companies KIA Motors and Hyundai Mobis declined.

In a relatively busy period, the Emerging Markets Investment Committee initiated positions in financial services firms Barclays Africa (South Africa) and Siam Commercial Bank (Thailand). Another new purchase included Mexican REIT Fibra Uno.

Other activities included the full sale of Brazilian wireless telecommunication services provider TIM Participacoes and Panamanian airline Copa Holdings. Additionally, the investment committee exited the Fund’s position in Argentina-based Arcos Dorados, McDonald’s largest franchisee that operates in 20 countries across Latin America and the Caribbean, and counts Brazil as its biggest market.

Outlook

While the return of investor optimism and the resulting strong performance of emerging markets over the past 18+ months have driven up equity valuations, we are yet to witness material improvements in company earnings or returns on equity, leading us to believe there is still ample opportunity to uncover value.

Valuations for emerging market equities remain attractive compared to those for developed markets (as represented by the MSCI World Index). Within the asset class itself, the valuations for value stocks (as represented by the MSCI Emerging Markets Value Index) continue to look attractive to us. After a solid performance in the second half of 2016, value stocks meaningfully underperformed growth stocks (as represented by the MSCI Emerging Markets Growth Index) by 16% over the last nine months. As of September 30, 2017, value stocks traded in line with their 10-year price-to-book average, while growth stocks traded significantly above their 10-year price-to-book average.

While emerging markets’ strong performance in the last several quarters can be perceived as good news, a deeper look into the MSCI Emerging Markets Index’s performance (i.e., how concentrated its return contribution has been) reveals, in our opinion, how investors may be best served by applying an active, opportunity-focused investment approach. At Brandes, our stock selection relies on a careful, bottom-up research, instead of assigning capital based on companies’ market-capitalization sizes without regard to business fundamentals.

We remain optimistic about the prospects for the Timothy Plan Emerging Markets Fund and thank you for your continued trust.

This material is intended for informational purposes only. The information provided in this material should not be considered a recommendation to purchase or sell any particular security. It should not be assumed that any security transactions, holdings, or sectors discussed were or will be profitable, or that the investment recommendations or decisions we make in the future will be profitable or will equal the investment performance discussed herein. Portfolio holdings and allocations are subject to change at any time. Strategies discussed herein are subject to change at any time by the investment manager in its discretion due to market conditions or opportunities. Market conditions may impact performance.

International and emerging markets investing is subject to certain risks such as currency fluctuation and social and political changes, differences in financial reporting standards and less stringent regulation of securities markets which may result in greater share price volatility; such risks are increased when investing in emerging markets. Additional risks associated with emerging markets investing include smaller-sized markets, liquidity risks, and less established legal, political, social, and business systems to support securities markets. Some emerging markets countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Certain of these currencies have experienced, and may experience in the future, substantial fluctuations or a steady devaluation relative to the U.S. dollar. The foregoing reflects the thoughts and opinions of Brandes Investment Partners® exclusively and is subject to change without notice.

Brandes Investment Partners® is a registered trademark of Brandes Investment Partners, L.P. in the United States and Canada.

Index Guide

The MSCI Emerging Markets Index with gross dividends measures equity market performance of emerging markets.

Brandes Investment Partners, L.P.

11988 El Camino Real  |  Suite 600  |  P.O. Box 919048  |  San Diego, CA 92191-9048

858.755.0239   |  800.237.7119  |  Fax 858.755.0916

www.brandes.com  |  info@brandes.com

LETTER FROM THE MANAGER

September 30, 2017

Timothy Plan Growth and Income Fund

We are pleased to provide you our annual report for Timothy Plan Growth and Income Fund (the “Fund”) for the year ended September 30, 2017. Like you, our company and some officers continue to hold corporate retirement and personal assets in the Fund. We certainly thank you for entrusting your assets with us.

For the year starting 1 October 2016 through 30 September 2017, the Fund returned 5.19% for Class I. During the past year, every stock sector in the portfolio positively contributed to performance. The Finance and Technology sectors were the top performers while the Basic Materials and Energy sectors didn’t perform as well. Two top stock contributors were Insight Enterprises, which provides IT solutions, and Credit Acceptance Corp, which offers financing programs to automobile dealers.

We continue to see divergences in the indices and underlying stock returns. Stocks with earnings have underperformed stocks without earnings so far in 2017. Bargain stocks, those with inexpensive valuation ratios, positive and growing earnings, and relative price strength, underperformed stocks with the opposite characteristics. This is not normal and we expect this to reverse as it has in the past.

Bonds provided ballast to the portfolio and helped reduce volatility during the past year. This is one reason why we continue to advocate a balanced portfolio approach. We are also continuing to favor high quality bonds over lower quality bonds. They tend to hold up better in times of uncertainty and credit spreads on corporate bonds are near the lowest levels of this credit cycle.

This Fund has two main objectives, growth and income but also preserving capital in declining markets. We have been managing similar assets for over 40 years. We will adjust equity and fixed income levels according to our risk analysis. We do this on a weekly basis. We continue to see opportunities for small capitalization value stocks going forward as they typically have less exposure to international economies and more opportunities for growth.

Due to the lackluster U.S. economy, interest rates have remained subdued, but we think the best returns in bonds are probably behind us. However, when stocks suffer another setback, having bonds in the portfolio should help. We think volatility will continue but if our research works well, this actually could give us opportunities to take advantage of these moves.

We thank you for your trust in the James Investment Research Inc., we are grateful for the opportunity to serve you.

James Investment Research, Inc.

Fund Performance - (Unaudited)

September 30, 2017

Aggressive Growth Fund

Fund/Index	1 Year Total Return	5 Year Average Annual Return	10 Year Average Annual Return
Timothy Aggressive Growth Fund - Class A (With Sales Charge)	12.33%	8.28%	3.99%
Russell Mid-Cap Growth Index	17.82%	14.18%	8.20%
Timothy Aggressive Growth Fund - Class C *	16.86%	8.68%	3.80%
Russell Mid-Cap Growth Index	17.82%	14.18%	8.20%
Timothy Aggressive Growth Fund - Class I	19.16%	N/A	6.01% (a)
Russell Mid-Cap Growth Index	17.82%	14.18%	10.88% (a)

(a)	For the period August 1, 2013 (commencement of investment in accordance with objective) to September 30, 2017.

*	With Maximum Deferred Sales Charge

Timothy Plan Aggressive Growth Fund vs. Russell Mid-Cap Growth Index

The chart shows the value of a hypothetical initial investment of $10,000 in the Fund’s Class A shares and the Russell Mid-Cap Growth Index on September 30, 2007 and held through September 30, 2017. The Russell Mid-Cap Growth Index is a widely recognized, unmanaged index of common stock prices. Performance figures include the change in value of the stocks in the index and the reinvestment of dividends. The index return does not reflect expenses, which have been deducted from the Fund’s return. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS.

Fund Performance - (Unaudited)

September 30, 2017

International Fund

Fund/Index	1 Year Total Return	5 Year Average Annual Return	10 Year Average Annual Return
Timothy International Fund - Class A (With Sales Charge)	10.43%	6.00%	(0.42)%
MSCI EAFE Index	15.99%	5.49%	(1.52)%
Timothy International Fund - Class C *	14.93%	6.40%	(0.60)%
MSCI EAFE Index	15.99%	5.49%	(1.52)%
Timothy International Fund - Class I	17.18%	N/A	5.01% (a)
MSCI EAFE Index	15.99%	5.49%	3.05% (a)

(a)	For the period August 1, 2013 (commencement of investment in accordance with objective) to September 30, 2017.

*	With Maximum Deferred Sales Charge

Timothy Plan International Fund vs. MSCI EAFE Index

The chart shows the value of a hypothetical initial investment of $10,000 in the Fund’s Class A shares and the MSCI EAFE Index on September 30, 2007 and held through September 30, 2017. The MSCI EAFE Index is a widely recognized unmanaged index of equity prices and is representative of equity market performance of developed countries, excluding the U.S. and Canada. Performance figures include the change in value of the stocks in the index and the reinvestment of dividends. The index return does not reflect expenses, which have been deducted from the Fund’s return. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS.

Fund Performance - (Unaudited)

September 30, 2017

Large/Mid Cap Growth Fund

Fund/Index	1 Year Total Return	5 Year Average Annual Return	10 Year Average Annual Return
Timothy Large/Mid Cap Growth Fund - Class A (With Sales Charge)	10.18%	10.26%	5.43%
Russell 1000 Growth Index	21.94%	15.26%	9.08%
Timothy Large/Mid Cap Growth Fund - Class C *	14.58%	10.67%	5.24%
Russell 1000 Growth Index	21.94%	15.26%	9.08%
Timothy Large/Mid Cap Growth Fund - Class I	16.75%	N/A	9.18% (a)
Russell 1000 Growth Index	21.94%	15.26%	14.01% (a)

(a)	For the period August 1, 2013 (commencement of investment in accordance with objective) to September 30, 2017.

*	With Maximum Deferred Sales Charge

Timothy Plan Large/Mid Cap Growth Fund vs. Russell 1000 Growth Index

The chart shows the value of a hypothetical initial investment of $10,000 in the Fund’s Class A shares and the Russell 1000 Growth Index on September 30, 2007 and held through September 30, 2017. The Russell 1000 Growth Index is a widely recognized, unmanaged index of common stock prices. Performance figures include the change in value of the stocks in the index and the reinvestment of dividends. The index return does not reflect expenses, which have been deducted from the Fund’s return. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS.

Fund Performance - (Unaudited)

September 30, 2017

Small Cap Value Fund

Fund/Index	1 Year Total Return	5 Year Average Annual Return	10 Year Average Annual Return
Timothy Small Cap Value Fund - Class A (With Sales Charge)	14.89%	13.92%	7.43%
Russell 2000 Index	20.74%	13.79%	7.85%
Timothy Small Cap Value Fund - Class C *	19.70%	14.38%	7.24%
Russell 2000 Index	20.74%	13.79%	7.85%
Timothy Small Cap Value Fund - Class I	21.89%	N/A	10.82% (a)
Russell 2000 Index	20.74%	13.79%	10.05% (a)

(a)	For the period August 1, 2013 (commencement of investment in accordance with objective) to September 30, 2017.

*	With Maximum Deferred Sales Charge

Timothy Plan Small Cap Value Fund vs. Russell 2000 Index

The chart shows the value of a hypothetical initial investment of $10,000 in the Fund’s Class A shares and the Russell 2000 Index on September 30, 2007 and held through September 30, 2017. The Russell 2000 Index is a widely recognized, unmanaged index of common stock prices. Performance figures include the change in value of the stocks in the index and the reinvestment of dividends. The index return does not reflect expenses, which have been deducted from the Fund’s return. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS.

Fund Performance - (Unaudited)

September 30, 2017

Large/Mid Cap Value Fund

Fund/Index	1 Year Total Return	5 Year Average Annual Return	10 Year Average Annual Return
Timothy Large/Mid Cap Value Fund - Class A (With Sales Charge)	6.87%	10.53%	5.05%
S&P 500 Index	18.61%	14.22%	7.44%
Timothy Large/Mid Cap Value Fund - Class C *	11.27%	10.96%	4.86%
S&P 500 Index	18.61%	14.22%	7.44%
Timothy Large/Mid Cap Value Fund - Class I	13.36%	N/A	8.96% (a)
S&P 500 Index	18.61%	14.22%	12.14% (a)

(a)	For the period August 1, 2013 (commencement of investment in accordance with objective) to September 30, 2017.

*	With Maximum Deferred Sales Charge

Timothy Plan Large/Mid Cap Value Fund vs. S&P 500 Index

The chart shows the value of a hypothetical initial investment of $10,000 in the Fund’s Class A shares and the S&P 500 Index on September 30, 2007 and held through September 30, 2017. The S&P 500 Index is a widely recognized, unmanaged index of common stock prices. Performance figures include the change in value of the stocks in the index and the reinvestment of dividends. The index return does not reflect expenses, which have been deducted from the Fund’s return. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS.

Fund Performance - (Unaudited)

September 30, 2017

Fixed Income Fund

Fund/Index	1 Year Total Return	5 Year Average Annual Return	10 Year Average Annual Return
Timothy Fixed Income Fund - Class A (With Sales Charge)	(5.24)%	(0.22)%	2.35%
Barclays Capital U.S. Aggregate Bond Index	0.07%	2.06%	4.27%
Timothy Fixed Income Fund - Class C *	(2.46)%	(0.03)%	2.18%
Barclays Capital U.S. Aggregate Bond Index	0.07%	2.06%	4.27%
Timothy Fixed Income Fund - Class I	(0.64)%	N/A	2.05% (a)
Barclays Capital U.S. Aggregate Bond Index	0.07%	2.06%	3.14% (a)

(a)	For the period August 1, 2013 (commencement of investment in accordance with objective) to September 30, 2017.

*	With Maximum Deferred Sales Charge

Timothy Plan Fixed Income Fund vs. Barclays Capital U.S. Aggregate Bond Index

The chart shows the value of a hypothetical initial investment of $10,000 in the Fund’s Class A shares and the Barclays Capital U.S. Aggregate Bond Index on September 30, 2007 and held through September 30, 2017. The Barclays Capital U.S. Aggregate Bond Index is a widely recognized, unmanaged index of bond prices. Performance figures include the change in value of the bonds in the index and the reinvestment of interest. The index return does not reflect expenses, which have been deducted from the Fund’s return. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS.

Fund Performance - (Unaudited)

September 30, 2017

High Yield Bond Fund

Fund/Index	1 Year Total Return	5 Year Average Annual Return	10 Year Average Annual Return
Timothy High Yield Bond Fund - Class A (With Sales Charge)	2.12%	3.31%	4.73%
Barclays Ba/B High Yield Index	7.74%	6.04%	7.37%
Timothy High Yield Bond Fund - Class C *	5.04%	3.47%	4.51%
Barclays Ba/B High Yield Index	7.74%	6.04%	7.37%
Timothy High Yield Bond Fund - Class I	7.21%	N/A	4.40% (a)
Barclays Ba/B High Yield Index	7.74%	6.04%	5.86% (a)

(a)	For the period August 1, 2013 (commencement of investment in accordance with objective) to September 30, 2017.

*	With Maximum Deferred Sales Charge

Timothy Plan High Yield Bond Fund vs. Barclays Ba/B High Yield Index

The chart shows the value of a hypothetical initial investment of $10,000 in the Fund’s Class A shares and the Barclays Ba/B High Yield Index on September 30, 2007 and held through September 30, 2017. The Barclays Ba/B High Yield Index measures the performance of bonds with Ba or B ratings. Performance figures include the change in value of the bonds in the index and the reinvestment of interest. The index return does not reflect expenses, which have been deducted from the Fund’s return. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS.

Fund Performance - (Unaudited)

September 30, 2017

Israel Common Values Fund

Fund/Index	1 Year Total Return	5 Year Average Annual Return	Average Annual Return Since Inception
Timothy Israel Common Values Fund - Class A (With Sales Charge)	14.97%	8.18%	7.13% (a)
Israel Tel Aviv 100 Index	2.43%	4.15%	4.72% (a)
Timothy Israel Common Values Fund - Class C *	19.60%	8.57%	7.31% (a)
Israel Tel Aviv 100 Index	2.43%	4.15%	4.72% (a)
Timothy Israel Common Values Fund - Class I	21.87%	N/A	6.85% (b)
Israel Tel Aviv 100 Index	2.43%	4.15%	3.97% (b)

(a)	For the period October 12, 2011 (commencement of investment in accordance with objective) to September 30, 2017.

(b)	For the period August 1, 2013 (commencement of investment in accordance with objective) to September 30, 2017.

*	With Maximum Deferred Sales Charge

Timothy Plan Israel Common Values Fund vs. Israel Tel Aviv 100 Index

The chart shows the value of a hypothetical initial investment of $10,000 in the Fund’s Class A shares and the Israel Tel Aviv 100 Index on October 12, 2011 and held through September 30, 2017. The Israel Tel Aviv 100 Index is an unmanaged index of equity prices representing the 100 most highly capitalized companies listed on the Tel Aviv Stock Exchange . Performance figures include the change in value of the stocks in the index and the reinvestment of dividends. The index return does not reflect expenses, which have been deducted from the Fund’s return. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS.

Fund Performance - (Unaudited)

September 30, 2017

Defensive Strategies Fund

Fund/Index	1 Year Total Return	5 Year Total Return	Average Annual Return Since Inception
Timothy Defensive Strategies Fund - Class A (With Sales Charge)	(5.95)%	(1.87)%	2.60% (a)
Dow Jones Moderately Conservative U.S. Portfolio Index	10.46%	9.38%	10.31% (a)
Timothy Defensive Strategies Fund Blended Index (c)	(0.47)%	(5.19)%	(0.96)% (a)
Timothy Defensive Strategies Fund - Class C *	(2.34)%	(1.51)%	2.60% (a)
Dow Jones Moderately Conservative U.S. Portfolio Index	10.46%	9.38%	10.31% (a)
Timothy Defensive Strategies Fund Blended Index (c)	(0.47)%	(5.19)%	(0.96)% (a)
Timothy Defensive Strategies Fund - Class I	(0.54)%	N/A	1.39% (b)
Dow Jones Moderately Conservative U.S. Portfolio Index	10.46%	9.38%	7.90% (b)
Timothy Defensive Strategies Fund Blended Index (c)	(0.47)%	(5.19)%	(3.59)% (b)

(a)	For the period November 4, 2009 (commencement of investment in accordance with objective) to September 30, 2017.

(b)	For the period August 1, 2013 (commencement of investment in accordance with objective) to September 30, 2017.

(c)	The Timothy Defensive Strategies Fund Blended Index reflects an unmanaged portfolio of 33% of the Barclays U.S. TIPs Index, 33% of the FTSE NAREIT ALL REITs Index and 34% of the Dow Jones Commodity Total Return Index.
*	With Maximum Deferred Sales Charge

Timothy Plan Defensive Strategies Fund vs. Dow Jones Moderately Conservative U.S. Portfolio Index vs. The Timothy Defensive Strategies Fund Blended Index (c)

The chart shows the value of a hypothetical initial investment of $10,000 in the Fund’s Class A shares, Dow Jones Moderately Conservative U.S. Portfolio Index and the Timothy Defensive Strategies Fund Blended Index (c) on November 4, 2009 and held through September 30, 2017. The Dow Jones Moderately Conservative U.S. Portfolio Index is a widely recognized unmanaged index of stocks, bonds and cash. Performance figures include the change in value of the asset classes in the index and the reinvestment of dividends. The index return does not reflect expenses, which have been deducted from the Fund’s return. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS.

Fund Performance - (Unaudited)

September 30, 2017

Strategic Growth Fund

Fund/Index	1 Year Total Return	5 Year Average Annual Return	10 Year Average Annual Return
Timothy Strategic Growth Fund - Class A (With Sales Charge)	2.60%	4.28%	1.02%
Dow Jones Global Moderately Aggressive Portfolio Index	14.37%	9.70%	5.67%
Timothy Strategic Growth Fund - Class C *	6.80%	4.66%	0.81%
Dow Jones Global Moderately Aggressive Portfolio Index	14.37%	9.70%	5.67%

*	With Maximum Deferred Sales Charge

Timothy Plan Strategic Growth Fund vs. Dow Jones Global Moderately Aggressive Portfolio Index

The chart shows the value of a hypothetical initial investment of $10,000 in the Fund’s Class A shares and the Dow Jones Global Moderately Aggressive Portfolio Index on September 30, 2007 and held through September 30, 2017. The Dow Jones Global Moderately Aggressive Portfolio Index is a widely recognized index that measures global stocks, bonds and cash which are in turn represented by multiple sub-indexes. Performance figures include the change in value of the investments in the index and the reinvestment of dividends. The index return does not reflect expenses, which have been deducted from the Fund’s return. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS.

Fund Performance - (Unaudited)

September 30, 2017

Conservative Growth Fund

Fund/Index	1 Year Total Return	5 Year Average Annual Return	10 Year Average Annual Return
Timothy Conservative Growth Fund - Class A (With Sales Charge)	0.19%	2.68%	1.70%
Dow Jones Global Moderate Portfolio Index	10.09%	7.61%	5.29%
Timothy Conservative Growth Fund - Class C *	4.39%	3.07%	1.52%
Dow Jones Global Moderate Portfolio Index	10.09%	7.61%	5.29%

*	With Maximum Deferred Sales Charge

Timothy Plan Conservative Growth Fund vs. Dow Jones Global Moderate Portfolio Index

The chart shows the value of a hypothetical initial investment of $10,000 in the Fund’s Class A shares and the Dow Jones Global Moderate Portfolio Index on September 30, 2007 and held through September 30, 2017. The Dow Jones Global Moderate Portfolio Index is a widely recognized index that measures global stocks, bonds and cash which are in turn represented by multiple sub-indexes. Performance figures include the change in value of the investments in the index and the reinvestment of dividends. The index return does not reflect expenses, which have been deducted from the Fund’s return. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS.

Fund Performance - (Unaudited)

September 30, 2017

Emerging Markets Fund

Fund/Index	1 Year Total Return	Average Annual Return Since Inception
Timothy Emerging Markets Fund - Class A (With Sales Charge)	14.61%	0.46% (a)
MSCI Emerging Markets Index	19.73%	1.48% (a)
Timothy Emerging Markets Fund - Class C *	19.46%	0.92% (a)
MSCI Emerging Markets Index	19.73%	1.48% (a)
Timothy Emerging Markets Fund - Class I	21.52%	2.26% (b)
MSCI Emerging Markets Index	19.73%	3.06% (b)

(a)	For the period December 3, 2012 (commencement of investment in accordance with objective) to September 30, 2017.

(b)	For the period August 1, 2013 (commencement of investment in accordance with objective) to September 30, 2017.

*	With Maximum Deferred Sales Charge

Timothy Plan Emerging Markets Fund vs. MSCI Emerging Markets Index

The chart shows the value of a hypothetical initial investment of $10,000 in the Fund’s Class A shares and the MSCI Emerging Markets Index on December 3, 2012 and held through September 30, 2017. The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consists of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey. Performance figures include the change in value of the stocks in the index and the reinvestment of dividends. The index return does not reflect expenses, which have been deducted from the Fund’s return. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS.

Fund Performance - (Unaudited)

September 30, 2017

Growth & Income Fund

Fund/Index	1 Year Total Return	Average Annual Return Since Inception
Timothy Growth & Income Fund - Class A (With Sales Charge)	(0.90)%	1.70% (a)
Timothy Growth & Income Fund Blended Index (b)	9.17%	7.22% (a)
Timothy Growth & Income Fund - Class C *	3.17%	2.39% (a)
Timothy Growth & Income Fund Blended Index (b)	9.17%	7.22% (a)
Timothy Growth & Income Fund - Class I	5.19%	3.37% (a)
Timothy Growth & Income Fund Blended Index (b)	9.17%	7.22% (a)

(a)	For the period October 1, 2013 (commencement of investment in accordance with objective) to September 30, 2017.

(b)	The Timothy Growth & Income Fund Blended Index reflects an unmanaged portfolio of 50% of the Barclays Intermediate Government/Credit Index and 50% of the Russell 3000 Total Return Index.

*	With Maximum Deferred Sales Charge

Timothy Growth & Income Fund vs. Timothy Growth & Income Fund Blended Index (b)

The chart shows the value of a hypothetical initial investment of $10,000 in the Fund’s Class A shares and the Timothy Growth & Income Fund Blended Index on October 1, 2013 and held through September 30, 2017. The Timothy Growth & Income Fund Blended Index reflects an unmanaged portfolio of 50% of the Barclays Intermediate Government/Credit Index and 50% of the Russell 3000 Total Return Index. Performance figures include the change in value of the stocks in the index and the reinvestment of dividends. The index return does not reflect expenses, which have been deducted from the Fund’s return. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS.

Schedule of Investments  | Aggressive Growth Fund

As of September 30, 2017

Shares		Fair Value

	COMMON STOCK - 96.5%
	AEROSPACE/DEFENSE - 2.1%
6,262	HEICO Corp.	$562,390

	AIRLINES - 2.4%
4,079	Copa Holdings SA - Class A	507,958
4,100	Spirit Airlines, Inc. *	136,981

		644,939

	AUTO PARTS & EQUIPMENT - 2.4%
6,480	Delphi Automotive PLC	637,632

	BANKS - 2.8%
10,855	CenterState Banks, Inc.	290,914
8,861	Western Alliance Bancorp *	470,342

		761,256

	BIOTECHNOLOGY - 5.8%
4,019	Charles River Laboratories International, Inc. *	434,132
7,987	Insmed, Inc. *	249,274
2,224	Puma Biotechnology, Inc. *	266,324
1,263	Spark Therapeutics, Inc. *	112,609
3,295	Vertex Pharmaceuticals, Inc. *	500,972

		1,563,311

	CHEMICALS - 8.1%
7,750	Ablemarle Corp.	1,056,402
22,560	Chemours Co.	1,141,762

		2,198,164

	COMMERCIAL SERVICES - 4.5%
3,165	Grand Canyon Education, Inc. *	287,445
10,745	On Assignment, Inc. *	576,792
2,985	WEX, Inc. *	334,977

		1,199,214

	COMPUTERS - 1.9%
9,572	Mercury Systems, Inc. *	496,595

	DIVERSIFIED FINANCIAL SERVICES - 2.2%
33,330	SLM Corp. *	382,295
3,465	WageWorks, Inc. *	210,325

		592,620

	ELECTRICAL COMPONENTS & EQUIPMENT - 2.7%
6,020	Belden, Inc.	484,791
1,866	Universal Display Corp.	240,434

		725,225

	ELECTRONICS - 12.8%
6,700	Agilent Technologies, Inc.	430,140
4,712	Coherent, Inc. *	1,108,121
7,415	Fortive Corp.	524,908
4,104	II-VI, Inc. *	168,880
7,685	Keysight Technologies, Inc. *	320,157
875	Mettler-Toledo International, Inc. *	547,890
8,795	Trimble, Inc. *	345,204

		3,445,300

	ENGINEERING & CONSTRUCTION - 3.8%
10,250	MasTec, Inc. *	475,600
5,140	NV5 Global, Inc. *	280,901
4,216	TopBuild Corp. *	274,757

		1,031,258

	ENTERTAINMENT - 3.2%
3,781	Vail Resorts, Inc.	862,522

The accompanying notes are an integral part of these financial statements.

Schedule of Investments  | Aggressive Growth Fund

As of September 30, 2017 (Continued)

Shares		Fair Value

	HEALTHCARE - PRODUCTS - 4.9%
5,547	Integra LifeSciences Holdings Corp. *	$280,013
450	Intuitive Surgical, Inc. *	470,646
2,378	Teleflex, Inc.	575,405

		1,326,064

	HEALTHCARE - SERVICES - 2.5%
8,423	Acadia Healthcare Co., Inc. *	402,282
6,100	HealthSouth Corp.	282,735

		685,017

	HOME BUILDERS - 2.1%
1,803	Thor Industries, Inc.	227,016
8,120	Toll Brothers, Inc.	336,736

		563,752

	INSURANCE - 1.0%
6,995	Assured Guaranty Ltd.	264,061

	INTERNET - 2.4%
2,095	Proofpoint, Inc. *	182,726
10,985	RingCentral, Inc. - Class A *	458,624

		641,350

	LODGING - 1.0%
9,790	ILG, Inc.	261,687

	OIL & GAS - 1.0%
2,080	Concho Resources, Inc. *	273,978

	PACKAGING & CONTAINERS - 2.4%
9,420	Ball Corp.	389,046
4,551	Berry Global Group, Inc. *	257,814

		646,860

	PHARMACEUTICALS - 3.8%
2,495	Clovis Oncology, Inc. *	205,588
4,108	Neurocrine Biosciences, Inc. *	251,738
2,502	PRA Health Sciences, Inc. *	190,577
8,439	Sarepta Therapeutics, Inc. *	382,793

		1,030,696

	RETAIL - 6.1%
2,274	Burlington Stores, Inc. *	217,076
3,875	Children’s Place, Inc.	457,831
18,734	Lumber Liquidators Holdings, Inc. *	730,251
5,150	Texas Roadhouse, Inc.	253,071

		1,658,229

	SAVINGS & LOANS - 1.0%
6,995	Pacific Premier Bancorp, Inc. *
		264,061

	SEMICONDUCTORS - 6.7%
27,225	Advanced Micro Devices, Inc. *	347,119
3,955	Cavium, Inc. *	260,793
3,865	Lam Research Corp.	715,180
2,777	MKS Instruments, Inc.	262,288
2,559	Monolithic Power System, Inc.	272,661

		1,858,041

	SOFTWARE - 3.9%
10,170	Callidus Software, Inc. *	250,690
6,969	Fidelity National Information Services, Inc.	650,835
3,132	InterXion Holding NV *	159,513

		1,061,038

The accompanying notes are an integral part of these financial statements.

Schedule of Investments  | Aggressive Growth Fund

As of September 30, 2017 (Continued)

Shares		Fair Value

	TELECOMMUNICATIONS - 2.2%
4,200	LogMeIn, Inc.	$462,210
12,525	Viavi Solutions, Inc. *	118,486

		580,696

	TRANSPORTATION - 0.8%
3,058	Genesee & Wyoming, Inc. - Class A *	226,323

	TOTAL COMMON STOCK (Cost $22,015,632)	26,062,279

	REITs - 0.8%
10,425	Easterly Government Properties, Inc. (Cost $204,117)	215,485

	MONEY MARKET FUND - 3.8%
1,032,475	Fidelity Institutional Money Market Funds - Government Portfolio, 0.91% (A) (Cost $1,032,475)	1,032,475

	TOTAL INVESTMENTS - 101.1% (Cost $23,252,224)	$27,310,239
	OTHER ASSETS IN EXCESS OF LIABILITIES - NET - (1.1) %	(290,040)

	NET ASSETS - 100.0%	$27,020,199

* Non-income producing securities.

REITs - Real Estate Investment Trust.

(A) Variable rate security; the rate shown represents the yield at September 30, 2017.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments  | International Fund

As of September 30, 2017

Shares		Fair Value

	COMMON STOCK - 95.1%
	AIRLINES - 1.2%
73,100	Japan Airlines Co. Ltd. (ADR) *	$1,230,273

	AUTO PARTS & EQUIPMENT - 9.0%
41,400	Continental AG (ADR)	2,107,674
63,500	Magna International, Inc. - Class A	3,389,630
91,800	Valeo SA (ADR)	3,416,796

		8,914,100

	BANKS - 11.7%
14,000	Banco Macro SA - Cl. B (ADR)	1,642,900
40,339	DBS Group Holdings Ltd. (ADR)	2,484,479
112,000	DNB ASA (ADR)	2,263,520
63,000	KBC Group NV (ADR)	2,674,350
349,000	Mizuho Financial Group, Inc. (ADR)	1,238,950
44,100	Swedbank AB (ADR)	1,222,452

		11,526,651

	BUILDING MATERIALS - 3.7%
175,000	Asahi Glass Co. Ltd. (ADR)	1,291,500
150,080	Cemex SAB de CV (ADR) *	1,362,726
52,600	Xinyi Glass Holdings Ltd. (ADR)	1,039,902

		3,694,128

	CHEMICALS - 3.6%
22,700	Arkema SA (ADR)	2,768,719
71,000	Brenntag AG (ADR) *	792,360

		3,561,079

	COMMERCIAL SERVICES - 1.1%
21,000	AerCap Holdings NV *	1,073,310

	DIVERSIFIED FINANCIAL SERVICES - 4.6%
175,500	Daiwa Securities Group, Inc. (ADR)	1,000,350
43,800	ORIX Corp. (ADR)	3,545,172

		4,545,522

	ELECTRIC - 0.8%
93,900	Power Assets Holdings Ltd. (ADR)	826,320

	ELECTRONICS - 1.9%
13,600	Alps Electric Co. Ltd. (ADR)	715,632
27,000	Orbotech Ltd. *	1,139,670

		1,855,302

	ENGINEERING & CONSTRUCTION - 3.0%
127,000	Vinci SA (ADR)	3,013,710

	FOOD - 5.3%
243,000	First Pacific Co. Ltd. (ADR)	959,850
18,000	Kerry Group PLC (ADR)	1,796,940
125,000	Marine Harvest ASA (ADR)	2,480,000

		5,236,790

	FOREST PRODUCTS & PAPER - 0.9%
16,000	Mondi PLC (ADR)	899,040

	HAND/MACHINE TOOLS - 2.8%
101,650	Techtronic Industries Co. (ADR)	2,734,385

	HEALTHCARE - PRODUCTS - 2.6%
70,000	Smith & Nephew PLC (ADR)	2,548,000

	HEALTHCARE - SERVICES - 2.8%
57,000	Fresenius Medical Care AG & Co. (ADR)	2,786,730

The accompanying notes are an integral part of these financial statements.

Schedule of Investments  | International Fund

As of September 30, 2017 (Continued)

Shares		Fair Value

	HOME BUILDERS - 1.0%
58,000	Sekisui House Ltd. (ADR)	$977,880

	INSURANCE - 6.6%
36,000	AIA Group Ltd. (ADR)	1,070,640
57,100	Ageas (ADR)	2,684,842
57,200	Muenchener Rueckversicherungs AG (ADR)	1,222,936
51,900	Zurich Insurance Group AG (ADR)	1,588,270

		6,566,688

	INTERNET - 3.7%
20,600	SINA Corp. *	2,361,790
29,300	Tencent Holdings Ltd. (ADR)	1,286,709

		3,648,499

	MACHINERY - CONSTRUCTION & MINING - 1.8%
46,000	Atlas Copco AB (ADR)	1,789,395

	MACHINERY - DIVERSIFIED - 0.6%
50,000	CNH Industrial NV	600,500

	MINING - 1.0%
21,000	Rio Tinto PLC (ADR)	990,990

	MISCELLANEOUS MANUFACTURING - 1.4%
35,538	FUJIFILM Holdings Corp. (ADR)	1,378,874

	OIL & GAS - 4.1%
49,100	Eni SpA (ADR)	1,623,737
120,000	Statoil ASA (ADR)	2,410,800

		4,034,537

	OIL & GAS SERVICES - 0.9%
32,100	Technip SA *	896,232

	PHARMACEUTICALS - 4.1%
47,000	Ipsen SA (ADR)	1,559,930
16,100	Shire PLC (ADR)	2,465,554

		4,025,484

	RETAIL - 1.1%
133,600	Kingfisher PLC (ADR)	1,087,504

	SEMICONDUCTORS - 2.5%
21,000	Infineon Technologies AG (ADR) *	529,620
17,000	NXP Semiconductors NV *	1,922,530

		2,452,150

	SOFTWARE - 3.7%
31,000	Amadeus IT Holdings SA (ADR)	2,018,100
49,940	Open Text Corp.	1,612,563

		3,630,663

	TELECOMMUNICATIONS - 4.2%
18,600	Nice Ltd. (ADR)	1,512,366
58,000	Nippon Telegraph & Telephone Corp. (ADR)	2,651,760

		4,164,126

	TRANSPORTATION - 1.9%
6,500	Canadian Pacific Railway Ltd.	1,092,195
52,000	East Japan Railway Co. (ADR)	797,160

		1,889,355

	WATER - 1.5%
141,000	Cia de Saneamento Basico do Estado de Sao Paulo (ADR)	1,474,860

	TOTAL COMMON STOCK (Cost $80,825,722)	94,053,077

The accompanying notes are an integral part of these financial statements.

Schedule of Investments  | International Fund

As of September 30, 2017 (Continued)

Shares		Fair Value

	MONEY MARKET FUND - 4.8%
4,695,880	Fidelity Institutional Money Market Funds - Government Portfolio, 0.91% (A)	$4,695,880

	(Cost $4,695,880)

	TOTAL INVESTMENTS - 99.9% (Cost $85,521,602)	$98,748,957
	OTHER ASSETS IN EXCESS OF LIABILITIES - NET - 0.1%	107,225

	NET ASSETS - 100.0%	$98,856,182

*Non-income producing securities.

ADR - American Depositary Receipt.

(A) Variable rate security; the rate shown represents the yield at September 30, 2017.

Diversification of Assets

Country	% of Net Assets

Japan	15.0%
France	10.9%
Germany	7.5%
Norway	7.2%
Hong Kong	6.7%
Britain	6.2%
Canada	6.2%
Belgium	5.4%
China	3.7%
Sweden	3.1%
Ireland	2.9%
Israel	2.7%
Singapore	2.5%
United States	2.5%
Spain	2.0%
Netherlands	1.9%
Argentina	1.7%
Italy	1.6%
Switzerland	1.6%
Brazil	1.5%
Mexico	1.4%
South Africa	0.9%

Total	95.1%
Money Market Fund	4.8%
Other Assets Less Liabilities - Net	0.1%

Grand Total	100.0%

The accompanying notes are an integral part of these financial statements.

Schedule of Investments  | Large/Mid Cap Growth Fund

As of September 30, 2017

Shares		Fair Value

	COMMON STOCK - 93.4%
	AEROSPACE/DEFENSE - 2.4%
9,596	General Dynamics Corp.	$1,972,746

	AIRLINES - 0.9%
5,590	Copa Holdings SA - Class A	696,123

	AUTO PARTS & EQUIPMENT - 0.9%
7,615	Delphi Automotive PLC	749,316

	BANKS - 2.7%
34,494	PacWest Bancorp	1,742,292
9,058	Western Alliance Bancorp *	480,799

		2,223,091

	BIOTECHNOLOGY - 7.8%
23,620	Celgene Corp. *	3,444,268
5,921	Charles River Laboratories International, Inc. *	639,586
3,210	Incyte Corp. *	374,735
3,764	Puma Biotechnology, Inc. *	450,739
6,086	Sage Therapeutics, Inc. *	379,158
7,322	Vertex Pharmaceuticals, Inc. *	1,113,237

		6,401,723

	CHEMICALS - 6.0%
9,505	Albemarle Corp.	1,295,627
19,937	Chemours Co.	1,009,012
8,965	FMC Corp.	800,664
11,161	LyondellBasell Industries NV	1,105,497
2,128	Sherwin-Williams Co.	761,909

		4,972,709

	COMMERCIAL SERVICES - 0.9%
2,273	MarketAxess Holdings, Inc.	419,391
2,651	WEX, Inc. *	297,495

		716,886

	COMPUTERS - 3.7%
20,717	Check Point Software Technologies Ltd. *	2,362,152
13,534	Mercury Systems, Inc. *	702,144

		3,064,296

	DIVERSIFIED FINANCIAL SERVICES - 4.4%
19,724	Intercontinental Exchange, Inc.	1,355,039
50,725	Invesco Ltd.	1,777,404
41,813	SLM Corp. *	479,595

		3,612,038

	ELECTRICAL COMPONENTS & EQUIPMENT - 0.5%
5,472	Belden, Inc.	440,660

	ELECTRONICS - 13.3%
13,302	Agilent Technologies, Inc. - Class A	853,988
18,298	Amphenol Corp. - Cl. A	1,548,743
5,950	Coherent, Inc. *	1,399,261
9,543	Fortive Corp.	675,549
22,814	Honeywell International, Inc.	3,233,656
1,164	Mettler-Toledo International, Inc. *	728,850
24,695	TE Connectivity Ltd.	2,051,167
11,762	Trimble, Inc. *	461,659

		10,952,873

	ENGINEERING & CONSTRUCTION - 0.8%
14,826	MasTec, Inc. *	687,926

	ENTERTAINMENT - 1.9%
6,749	Vail Resorts, Inc.	1,539,582

The accompanying notes are an integral part of these financial statements.

Schedule of Investments  | Large/Mid Cap Growth Fund

As of September 30, 2017 (Continued)

Shares		Fair Value

	FOOD - 2.9%
23,083	McCormick & Co., Inc.	$2,369,239

	HEALTHCARE - PRODUCTS - 2.5%
4,680	Edwards Lifesciences Corp. *	511,571
2,718	Henry Schein, Inc. *	222,849
592	Intuitive Surgical, Inc. *	619,161
2,854	Teleflex, Inc.	690,582

		2,044,163

	HEALTHCARE - SERVICES - 0.6%
4,752	Centene Corp. *	459,851

	HOME BUILDERS - 1.6%
16,005	PulteGroup, Inc.	437,417
2,750	Thor Industries, Inc.	346,252
13,031	Toll Brothers, Inc.	540,396

		1,324,065

	INSURANCE - 0.5%
10,743	Assured Guaranty, Ltd.	405,548

	INTERNET - 1.2%
14,889	CDW Corp.	982,674

	MACHINERY - CONSTRUCTION & MINING - 1.3%
8,287	Caterpillar, Inc.	1,033,472

	MISCELLANEOUS MANUFACTURER - 2.5%
14,049	Illinois Tool Works, Inc.	2,078,690

	OIL & GAS - 3.2%
3,172	Concho Resources, Inc. *	417,816
32,071	ConocoPhillips	1,605,154
5,956	Diamondback Energy, Inc. *	583,450

		2,606,420

	PACKAGING & CONTAINERS - 1.8%
20,745	Ball Corp.	856,768
11,267	Berry Global Group, Inc. *	638,276

		1,495,044

	PHARMACEUTICALS - 4.7%
34,265	AbbVie, Inc.	3,044,788
4,020	Clovis Oncology, Inc. *	331,248
7,694	Neurocrine Biosciences, Inc. *	471,488

		3,847,524

	RETAIL - 9.0%
6,770	Burlington Stores, Inc. *	646,264
14,814	Costco Wholesale Corp.	2,433,792
34,599	Foot Locker, Inc.	1,218,577
33,261	Lowe’s Cos, Inc.	2,658,884
8,541	Texas Roadhouse, Inc.	419,705

		7,377,222

	SEMICONDUCTORS - 10.9%
44,985	Advanced Micro Devices, Inc. *	573,559
8,172	Broadcom Ltd.	1,982,037
10,448	Cavium, Inc. *	688,941
2,243	IPG Photonics Corp. *	415,090
2,860	Lam Research Corp.	529,214
44,641	Maxim Integrated Products, Inc.	2,129,822
5,929	Monolithic Power Systems, Inc.	631,735
11,415	NVIDIA Corp.	2,040,660

		8,991,058

The accompanying notes are an integral part of these financial statements.

Schedule of Investments  | Large/Mid Cap Growth Fund

As of September 30, 2017 (Continued)

Shares		Fair Value

	SOFTWARE - 3.9%
19,711	Callidus Software, Inc. *	$485,876
10,619	Fidelity National Information Services, Inc.	991,708
6,307	InterXion Holding NV *	321,216
8,062	PTC, Inc. *	453,729
7,868	ServiceNow, Inc. *	924,726

		3,177,255

	TELECOMMUNICATIONS - 0.6%
4,298	LogMeIn, Inc.	472,995

	TOTAL COMMON STOCK (Cost $63,049,616)	76,695,189

	MONEY MARKET FUND - 7.0%
5,765,626	Fidelity Institutional Money Market Funds - Government Portfolio, 0.91% (A)	5,765,626

	(Cost $5,765,626)

	TOTAL INVESTMENTS - 100.4% (Cost $68,815,242)	$82,460,815
	OTHER ASSETS IN EXCESS OF LIABILITIES - NET - (0.4) %	(325,162)

	NET ASSETS - 100.0%	$82,135,653

*Non-income producing securities.

(A) Variable rate security; the rate shown represents the yield at September 30, 2017.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments  | Small Cap Value Fund

As of September 30, 2017

Shares		Fair Value

	COMMON STOCK - 85.9%
	AEROSPACE/DEFENSE - 3.9%
29,760	Esterline Technologies Corp. *	$2,682,864
53,500	Kaman Corp.	2,984,230

		5,667,094

	APPAREL - 2.1%
47,313	Oxford Industries, Inc.	3,006,268

	AUTO PARTS & EQUIPMENT - 2.0%
73,811	Douglas Dynamics, Inc.	2,908,153

	BANKS - 18.4%
54,017	Chemical Financial Corp.	2,822,928
68,063	Columbia Banking System, Inc.	2,866,133
79,525	Glacier Bancorp, Inc.	3,002,864
70,380	Great Western Bancorp, Inc.	2,905,286
95,900	Hanmi Financial Corp.	2,968,105
135,644	Heritage Commerce Corp.	1,930,214
72,404	Legacy Texas Financial Group, Inc.	2,890,368
66,900	Renasant Corp.	2,870,010
39,300	ServisFirst Bancshares, Inc.	1,526,805
33,600	South State Corp.	3,025,680

		26,808,393

	BUILDING MATERIALS - 11.5%
66,986	Apogee Enterprises, Inc.	3,232,744
119,696	Continental Building Products, Inc. *	3,112,096
46,820	Gibraltar Industries, Inc. *	1,458,443
91,710	Summit Materials, Inc. * - Class A	2,937,471
33,551	Trex Co., Inc. *	3,021,939
29,525	Universal Forest Products, Inc.	2,898,174

		16,660,867

	CHEMICALS - 1.2%
27,350	Innospec, Inc.	1,686,127

	COMMERCIAL SERVICES - 1.1%
62,785	Carriage Services, Inc.	1,607,296

	ELECTRIC - 1.9%
35,310	ALLETE, Inc.	2,729,110

	ELECTRICAL COMPONENTS & EQUIPMENT - 2.2%
74,286	Novanta, Inc. *	3,238,870

	ELECTRONICS - 2.5%
47,100	Methode Electronics, Inc.	1,994,685
18,025	OSI Systems, Inc. *	1,646,944

		3,641,629

	ENGINEERING & CONSTRUCTION - 2.1%
83,700	Comfort Systems USA, Inc.	2,988,090

	ENTERTAINMENT - 0.9%
37,342	International Speedway Corp.	1,344,312

	FOOD - 5.3%
216,950	Hostess Brands, Inc. *	2,963,537
24,033	J & J Snack Foods Corp.	3,155,533
104,100	Nomad Foods Ltd. *	1,516,737

		7,635,807

The accompanying notes are an integral part of these financial statements.

Schedule of Investments  | Small Cap Value Fund

As of September 30, 2017 (Continued)

Shares		Fair Value

	HEALTHCARE - PRODUCTS - 1.5%
42,231	CONMED Corp.	$2,215,861

	INSURANCE - 5.1%
67,029	Employers Holdings, Inc.	3,046,468
57,647	Kemper Corp.	3,055,291
17,897	Safety Insurance Group, Inc.	1,365,541

		7,467,300

	MACHINERY - 3.4%
17,462	Alamo Group, Inc.	1,874,895
53,049	Albany International Corp. - Class A	3,045,013

		4,919,908

	MISCELLANEOUS MANUFACTURER - 1.2%
29,869	Lydall, Inc. *	1,711,494

	OFFICE FURNISHINGS - 2.0%
133,645	Interface, Inc.	2,926,826

	OIL & GAS - 6.4%
256,140	Callon Petroleum Co. *	2,879,014
98,575	Resolute Energy Corp. *	2,926,692
41,000	Rosehill Resources, Inc. *	337,430
325,007	SRC Energy, Inc. *	3,142,818

		9,285,954

	PACKAGING & CONTAINERS - 1.6%
109,190	KapStone Paper and Packaging Corp.	2,346,493

	RETAIL - 4.2%
25,610	Lithia Motors, Inc. - Class A	3,081,139
121,425	Sonic Corp.	3,090,266

		6,171,405

	SAVINGS & LOANS - 1.0%
37,023	Berkshire Hills Bancorp, Inc.	1,434,641

	SEMICONDUCTORS - 1.3%
62,400	Brooks Automation, Inc.	1,894,464

	SOFTWARE - 1.9%
54,393	Omnicell, Inc. *	2,776,763

	WATER - 1.2%
28,315	Connecticut Water Service, Inc.	1,679,080

	TOTAL COMMON STOCK (Cost $103,945,194)	124,752,205

	REITs - 11.0%
136,644	Easterly Government Properties, Inc.	2,824,431
46,650	Potlatch Corp.	2,379,150
172,725	Ramco-Gershenson Properties Trust	2,247,152
96,805	STAG Industrial, Inc.	2,659,233
187,297	Summit Hotel Properties, Inc.	2,994,879
80,958	Terreno Realty Corp.	2,929,061

	TOTAL REITs (Cost $13,836,909)	16,033,906

The accompanying notes are an integral part of these financial statements.

Schedule of Investments  | Small Cap Value Fund

As of September 30, 2017 (Continued)

Shares		Fair Value

	MONEY MARKET FUND - 2.9%
4,254,758	Fidelity Institutional Money Market Funds - Government Portfolio, 0.91% (A)	$4,254,758

	(Cost $4,254,758)

	TOTAL INVESTMENTS - 99.8% (Cost $122,036,861)	$145,040,869
	OTHER ASSETS IN EXCESS OF LIABILITIES - NET - 0.2%	225,187

	NET ASSETS - 100.0%	$145,266,056

* Non-income producing securities.

REITs - Real Estate Investment Trust.

(A) Variable rate security; the rate shown represents the yield at September 30, 2017.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments  | Large/Mid Cap Value Fund

As of September 30, 2017

Shares		Fair Value

	COMMON STOCK - 92.4%
	AEROSPACE/DEFENSE - 5.4%
54,300	Curtiss-Wright Corp.	$5,676,522
27,300	General Dynamics Corp.	5,612,334

		11,288,856

	APPAREL - 2.9%
94,665	VF Corp.	6,017,854

	BANKS - 4.3%
53,900	East West Bancorp, Inc.	3,222,142
16,986	SVB Financial Group *	3,177,911
48,315	Western Alliance Bancorp *	2,564,560

		8,964,613

	BEVERAGES - 2.2%
52,460	Dr. Pepper Snapple Group, Inc.	4,641,136

	CHEMICALS - 2.9%
17,350	Sherwin-Williams Co.	6,211,994

	COMPUTERS - 2.5%
80,785	Amdocs Ltd.	5,196,091

	DIVERSIFIED FINANCIAL SERVICES - 2.8%
84,870	Intercontinental Exchange, Inc.	5,830,569

	ELECTRIC - 3.6%
48,050	DTE Energy Co.	5,158,648
41,465	NorthWestern Corp.	2,361,017

		7,519,665

	ELECTRIC COMPONENTS & EQUIPMENT - 2.2%
40,500	Hubbell, Inc.	4,698,810

	ELECTRONICS - 15.2%
70,740	Amphenol Corp. - Cl. A	5,987,434
96,800	Avnet, Inc.	3,804,240
126,300	FLIR Systems, Inc.	4,914,333
39,300	Honeywell International, Inc.	5,570,382
88,200	PerkinElmer, Inc.	6,083,154
68,300	TE Connectivity, Ltd.	5,672,998

		32,032,541

	FOOD - 6.3%
140,500	Flowers Foods, Inc.	2,642,805
49,990	JM Smucker Co.	5,245,451
52,300	McCormick & Co., Inc.	5,368,072

		13,256,328

	HEALTHCARE - PRODUCTS - 7.2%
79,800	DENTSPLY SIRONA, Inc.	4,772,838
114,800	Patterson Companies, Inc.	4,437,020
67,400	STERIS PLC	5,958,160

		15,168,018

	INSURANCE 4.8%
86,500	Arthur J. Gallagher & Co.	5,324,075
120,100	XL Group Ltd.	4,737,945

		10,062,020

	MEDIA - 2.3%
6,682	Cable One, Inc.	4,825,206

	MISCELLANEOUS MANUFACTURING - 2.5%
78,500	Pentair PLC	5,334,860

The accompanying notes are an integral part of these financial statements.

Schedule of Investments  | Large/Mid Cap Value Fund

As of September 30, 2017 (Continued)

Shares		Fair Value

	OIL & NATURAL GAS - 4.8%
50,585	EOG Resources, Inc.	$4,893,593
52,200	Marathon Petroleum Corp.	2,927,376
63,140	RSP Permian, Inc. *	2,184,012

		10,004,981

	OIL & GAS SERVICES - 1.0%
46,305	Halliburton Co.	2,131,419

	PHARMACEUTICALS - 2.6%
85,500	Express Scripts Holding Co. *	5,413,860

	RETAIL - 3.8%
31,875	Advance Auto Parts, Inc.	3,162,000
49,900	Genuine Parts Co.	4,772,935

		7,934,935

	SEMICONDUCTORS - 6.6%
22,600	Broadcom Ltd.	5,481,404
51,200	KLA - Tencor Corp.	5,427,200
16,500	Lam Research Corp.	3,053,160

		13,961,764

	SOFTWARE - 1.4%
36,350	Broadridge Financial Solutions, Inc.	2,937,807

	TEXTILES - 2.5%
21,600	Mohawk Industries, Inc. *	5,346,216

	TRANSPORTATION - 2.6%
47,900	Union Pacific Corp.	5,554,963

	TOTAL COMMON STOCK (Cost $158,957,745)	194,334,506

	REITs - 4.4%
21,900	Public Storage	4,686,381
27,800	Simon Property Group, Inc.	4,476,078

	TOTAL REITs (Cost $10,697,386)	9,162,459

	MONEY MARKET FUND - 4.0%
8,445,763	Fidelity Institutional Money Market Funds - Government Portfolio, 0.91% (A)	8,445,763

	(Cost $8,445,763)

	TOTAL INVESTMENTS - 100.8% (Cost $178,100,894)	$211,942,728
	OTHER ASSETS IN EXCESS OF LIABILITIES - NET - (0.8) %	(1,699,315)

	NET ASSETS - 100.0%	$210,243,413

* Non-income producing securities.

REITs - Real Estate Investment Trust.

(A) Variable rate security; the rate shown represents the yield at September 30, 2017.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments  | Fixed Income Fund

As of September 30, 2017

Par Value		Coupon Rate (%)	Maturity	Fair Value

	BONDS & NOTES - 96.5%
	CORPORATE BONDS - 30.0%
$ 1,000,000	ABB Finance USA, Inc.	2.875	5/8/2022	$1,020,309
500,000	Abbvie, Inc.	3.200	5/14/2026	501,926
1,000,000	Boardwalk Pipelines LP	5.750	9/15/2019	1,060,452
1,000,000	Broadridge Financial Solutions, Inc.	3.400	6/27/2026	992,761
1,000,000	Buckeye Partners LP	3.950	12/1/2026	988,422
1,000,000	Canadian Pacific RR Co.	2.900	2/1/2025	996,754
1,000,000	CBOE Holdings, Inc.	3.650	1/12/2027	1,025,947
1,000,000	Celgene Corp.	3.875	8/15/2025	1,056,860
500,000	CSX Corp.	3.250	6/1/2027	500,594
1,000,000	Delphi Automotive Systems Corp.	4.150	3/15/2024	1,062,362
325,000	Eaton Corp.	5.600	5/15/2018	332,812
750,000	Eaton Corp.	2.750	11/2/2022	756,082
1,000,000	Enable Midstream Partners LP	3.900	5/15/2024	1,006,800
1,000,000	Energy Transfer Partners LP	6.700	7/1/2018	1,034,761
500,000	Enterprise Products Operating, LLC	6.125	10/15/2039	608,103
750,000	Husky Energy, Inc.	3.950	4/15/2022	783,850
922,361	John Sevier Combined Cycle Generation LLC	4.626	1/15/2042	1,013,706
750,000	Johnson Controls, Inc.	5.000	3/30/2020	799,156
1,000,000	Kennametal, Inc.	3.875	2/15/2022	1,016,919
800,000	LYB International Finance BV	4.000	7/15/2023	845,008
1,500,000	NiSource Finance Corp.	3.490	5/15/2027	1,521,319
1,000,000	Phillips 66	3.605	2/15/2025	999,499
1,000,000	Potash Corp.	4.000	12/15/2026	1,044,882
128,000	Rio Tinto Finance USA PLC	2.875	8/21/2022	130,202
1,000,000	Stanley Black & Decker, Inc.	2.900	11/1/2022	1,014,481
1,200,000	Sunoco Logistics Partners LP	4.250	4/1/2024	1,239,910
750,000	Tyco Electronics Group SA	6.550	10/1/2017	750,000
1,200,000	Ventas Realty LP/CAP Corp.	3.250	8/15/2022	1,221,956
1,000,000	Zimmer Biomet Holdings, Inc.	2.700	4/1/2020	1,010,568

	TOTAL CORPORATE BONDS (Cost $25,831,122)			26,336,401

	U.S. GOVERNMENT & AGENCY OBLIGATIONS - 66.5%
	GOVERNMENT NOTES & BONDS - 38.1%
7,000,000	United States Treasury Note	3.125	5/15/2021	7,342,617
10,605,000	United States Treasury Note	2.125	6/30/2022	10,708,565
6,750,000	United States Treasury Note	2.250	11/15/2024	6,784,541
3,000,000	United States Treasury Note	2.000	8/15/2025	2,949,199
2,500,000	United States Treasury Note	1.625	2/15/2026	2,377,393
2,500,000	United States Treasury Note	4.500	2/15/2036	3,216,601

	TOTAL GOVERNMENT NOTES & BONDS (Cost $33,536,279)			33,378,916

	GOVERNMENT MORTGAGE-BACKED SECURITIES - 28.4%
208	GNMA Pool 585163	5.000	2/15/2018	210
304	GNMA Pool 585180	5.000	2/15/2018	307
255	GNMA Pool 592492	5.000	3/15/2018	258
182	GNMA Pool 599821	5.000	1/15/2018	183
663,212	GNMA Pool 783060	4.000	8/15/2040	703,448
327,307	GNMA Pool 783403	3.500	9/15/2041	341,022
2,865,762	GNMA Pool AD 8801	3.500	3/15/2043	2,999,260
417,352	GNMA Pool G2 4520	5.000	8/20/2039	456,333
508,598	GNMA Pool G2 4947	5.000	2/20/2041	556,071
1,353,415	GNMA Pool G2 AL 9364	3.500	3/20/2045	1,413,693
1,234,075	GNMA Pool G2 MA0220	3.500	7/20/2042	1,290,214
1,353,180	GNMA Pool G2 MA3376	3.500	1/20/2046	1,409,130
2,430,417	GNMA Pool G2 MA3663	3.500	5/20/2046	2,530,348

The accompanying notes are an integral part of these financial statements.

Schedule of Investments  | Fixed Income Fund

As of September 30, 2017 (Continued)

Par Value		Coupon Rate (%)	Maturity	Fair Value

	GOVERNMENT MORTGAGE-BACKED SECURITIES - 28.4% (Cont.)
$ 1,087,082	GNMA Pool G2 MA3735	3.000	6/20/2046	$1,103,805
883,536	GNMA Pool G2 MA3736	3.500	6/20/2046	919,808
1,456,703	GNMA Pool G2 MA3803	3.500	7/20/2046	1,516,505
1,432,677	GNMA Pool G2 MA4004	3.500	10/20/2046	1,491,494
1,303,852	GNMA Pool G2 MA4322	4.000	3/20/2047	1,377,125
1,593,588	GNMA Pool G2 MA4453	4.500	5/20/2047	1,703,752
926,771	GNMA Pool G2 MA4509	3.000	6/20/2047	941,028
1,536,919	GNMA Pool G2 MA4587	4.000	7/20/2047	1,625,330
479,022	GNMA Pool G2 MA4652	3.500	8/20/2047	498,687
1,885,813	GNMA Pool G2 MA4653	4.000	8/20/2047	1,996,086

	TOTAL GOVERNMENT MORTGAGE-BACKED SECURITIES (Cost $25,096,866)			24,874,097

	TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost $58,633,145)			58,253,013

	TOTAL BONDS AND NOTES (Cost $84,464,267)			84,589,414

Shares
	MONEY MARKET FUND - 4.6%
4,016,232	Fidelity Institutional Money Market Funds - Government Portfolio, 0.91% (A)			4,016,232

	(Cost $4,016,232)

	TOTAL INVESTMENTS - 101.1% (Cost $88,480,499)			$88,605,646
	OTHER ASSETS IN EXCESS OF LIABILITIES - NET - (1.1) %			(977,363)

	NET ASSETS - 100.0%			$87,628,283

 GNMA - Government National Mortgage Association.

(A) Variable rate security; the rate shown represents the yield at September 30, 2017.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments  | High Yield Bond Fund

As of September 30, 2017

Par Value		Coupon Rate (%)	Maturity	Fair Value

	CORPORATE BONDS - 97.3%
$ 1,250,000	AerCap Ireland Capital Ltd.	4.625	7/1/2022	$1,341,225
1,000,000	Alliance Resource Finance Corp. (A)	7.500	5/1/2025	1,041,250
500,000	Amsted Industries, Inc. (A)	5.000	3/15/2022	518,750
500,000	Amsted Industries, Inc. (A)	5.375	9/15/2024	528,125
500,000	Anixter, Inc.	5.625	5/1/2019	526,875
500,000	ArcelorMittal	6.750	2/25/2022	575,625
1,000,000	Ashtead Capital, Inc. (A)	4.125	8/15/2025	1,031,250
950,000	B&G Foods, Inc.	5.250	4/1/2025	976,125
1,000,000	Berry Plastics Corp.	5.125	7/15/2023	1,048,750
750,000	Bombardier, Inc. (A)	6.125	1/15/2023	730,875
500,000	Braskem Finance, Ltd.	6.450	2/3/2024	566,000
250,000	Calpine Corp.	5.750	1/15/2025	237,188
500,000	Cascades, Inc. (A)	5.500	7/15/2022	521,250
500,000	Cemex Finance LLC (A)	6.000	4/1/2024	532,505
500,000	Centene Corp.	4.750	1/15/2025	520,000
750,000	CommScope, Inc. (A)	5.000	6/15/2021	771,563
600,000	Community Health Systems, Inc.	6.250	3/31/2023	591,750
750,000	Covanta Holding Corp.	5.875	3/1/2024	746,250
250,000	Crestwood Midstream Finance Corp.	5.750	4/1/2025	256,250
500,000	CyrusOne Finance Corp. (A)	5.000	3/15/2024	527,500
1,000,000	Dana, Inc.	5.500	12/15/2024	1,055,000
750,000	DaVita HealthCare Partners, Inc.	5.000	5/1/2025	741,780
500,000	DCP Midstream, LLC (A) (B)	5.850	5/21/2043	468,750
1,000,000	Delphi Jersey Holdings PLC (A)	5.000	10/1/2025	1,020,000
500,000	Dollar Tree, Inc.	5.750	3/1/2023	530,000
500,000	DR Horton, Inc.	4.750	2/15/2023	542,490
1,000,000	Eagle Materials, Inc.	4.500	8/1/2026	1,047,500
500,000	Eldorado Gold Corp. (A)	6.125	12/15/2020	510,625
1,000,000	Energy Transfer Equity LP	5.875	1/15/2024	1,078,750
1,000,000	Equinix, Inc.	5.375	5/15/2027	1,088,750
500,000	Ferrellgas LP	6.750	1/15/2022	487,500
750,000	FMG Resources (A)	5.125	5/15/2024	762,188
500,000	FTI Consulting, Inc.	6.000	11/15/2022	518,125
750,000	Gartner, Inc. (A)	5.125	4/1/2025	793,125
500,000	General Cable Corp.	5.750	10/1/2022	504,700
250,000	Genesis Energy LP	5.750	2/15/2021	252,188
500,000	Genesis Energy LP	6.750	8/1/2022	513,750
500,000	Geo Group, Inc.	5.125	4/1/2023	508,750
500,000	Gibraltar Industries, Inc.	6.250	2/1/2021	514,625
500,000	Global Partners LP/ Global Finance Corp.	6.250	7/15/2022	508,750
1,000,000	Goodyear Tire & Rubber Co.	4.875	3/15/2027	1,031,980
500,000	Group 1 Automotive, Inc.	5.000	6/1/2022	520,625
750,000	HCA, Inc.	5.250	4/15/2025	812,812
500,000	IHS Markit Ltd. (A)	4.750	2/15/2025	536,250
500,000	Kaiser Aluminum Corp.	5.875	5/15/2024	536,250
1,000,000	Koppers, Inc. (A)	6.000	2/15/2025	1,077,500
500,000	Land O’ Lakes, Inc. (A)	6.000	11/15/2022	566,250
625,000	LKQ Corp.	4.750	5/15/2023	648,506
500,000	Mednax, Inc. (A)	5.250	12/1/2023	525,000
1,000,000	Millicom International Cellular SA (A)	5.125	1/15/2028	1,013,500
1,000,000	MPT Operating Partnership LP	5.250	8/1/2026	1,037,500
750,000	Navient Corp.	4.875	6/17/2019	778,125
500,000	New Gold, Inc. (A)	6.375	5/15/2025	530,000
500,000	NGL Energy Partners LP	6.875	10/15/2021	502,500
500,000	NGL Energy Partners LP	6.125	3/1/2025	467,500
1,000,000	Nova Chemicals Corp. (A)	5.250	6/1/2027	1,012,500
250,000	NRG Energy, Inc.	7.250	5/15/2026	269,375
1,000,000	NuStar Logistics LP	5.625	4/28/2027	1,057,500
500,000	NXP BV / NXP Funding, LLC (A)	4.625	6/1/2023	538,750
850,000	Olin Corp.	5.125	9/15/2027	890,375
500,000	Omega Healthcare Investors, Inc.	4.375	8/1/2023	516,021
500,000	Oshkosh Corp.	5.375	3/1/2025	532,500

The accompanying notes are an integral part of these financial statements.

Schedule of Investments  | High Yield Bond Fund

As of September 30, 2017 (Continued)

Par Value		Coupon Rate (%)	Maturity	Fair Value

	CORPORATE BONDS - 97.3% (Cont.)
$250,000	Parker Drilling Co.	7.500	8/1/2020	$223,125
250,000	Parker Drilling Co.	6.750	7/15/2022	200,625
500,000	Parsley Finance Corp. (A)	5.250	8/15/2025	510,625
1,000,000	PBF Finance Corp. (A)	7.250	6/15/2025	1,025,000
1,000,000	Reynolds Group Issuer, Inc. (A)	5.125	7/15/2023	1,044,850
500,000	Rose Rock Midstream LP	5.625	7/15/2022	491,250
500,000	RSP Permian, Inc. (A)	5.250	1/15/2025	510,000
750,000	Scotts Miracle-Gro Co.	5.250	12/15/2026	793,125
1,000,000	Sealed Air Corp. (A)	5.250	4/1/2023	1,082,500
500,000	SemGroup LP (A)	6.375	3/15/2025	492,500
1,000,000	Standard Industries, Inc. (A)	5.000	2/15/2027	1,045,000
500,000	Steel Dynamics, Inc.	5.250	4/15/2023	522,500
1,000,000	Suburban Propane Partners LP	5.875	3/1/2027	995,000
1,000,000	Summit Midstream Holdings LLC	5.750	4/15/2025	1,020,000
100,000	Sunoco LP Finance Corp.	6.375	4/1/2023	106,750
1,000,000	Tallgrass Energy Finance Corp. (A)	5.500	1/15/2028	1,017,500
500,000	Targa Resources Partners LP	4.250	11/15/2023	498,125
500,000	Targa Resources Partners LP	5.375	2/1/2027	523,125
500,000	Teleflex, Inc.	4.875	6/1/2026	521,250
500,000	Tempur Sealy International, Inc.	5.625	10/15/2023	528,125
750,000	Tenet Healthcare Corp.	4.375	10/1/2021	764,062
1,000,000	Tim Technologies, Inc. (A)	5.625	10/1/2025	1,014,375
750,000	Toll Brothers Finance Corp.	4.875	11/15/2025	783,000
500,000	TreeHouse Foods, Inc. (A)	6.000	2/15/2024	536,875
750,000	TRI Pointe Group, Inc.	5.875	6/15/2024	806,250
500,000	Tullow Oil PLC (A)	6.000	11/1/2020	498,750
500,000	United Rentals North America, Inc.	4.625	7/15/2023	523,750
500,000	United Rentals North America, Inc.	4.875	1/15/2028	503,750
500,000	Valvoline, Inc. (A)	5.500	7/15/2024	535,000
500,000	Valvoline, Inc. (A)	4.375	8/15/2025	510,000
1,000,000	VeriSign, Inc.	4.625	5/1/2023	1,037,500
500,000	WPX Energy, Inc.	5.250	9/15/2024	503,750
750,000	WR Grace & Co. (A)	5.125	10/1/2021	815,625

	TOTAL BONDS (Cost $62,685,817)			64,421,433

Shares
	MONEY MARKET FUND - 1.5%
962,355	Fidelity Institutional Money Market Funds - Government Portfolio, 0.91% (B)
	(Cost $962,355)			962,355

	TOTAL INVESTMENTS - 98.8% (Cost $63,648,172)			$65,383,788
	OTHER ASSETS IN EXCESS OF LIABILITIES - NET - 1.2%			821,687

	NET ASSETS - 100.0%			$66,205,475

(A) 144A Security - Security exempt from registration under Rule 144A of the Securities Act of 1933. The 144A securities represent 39.6% of total net assets. The securities may be resold in transactions exempt from registration typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(B) Variable rate security; the rate shown represents the yield at September 30, 2017.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments  | Israel Common Values Fund

As of September 30, 2017

Shares		Fair Value

	COMMON STOCK - 95.0%
	AEROSPACE/DEFENSE - 3.5%
10,701	Elbit Systems Ltd.	$1,573,903

	APPAREL - 1.4%
19,500	Delta-Galil Industries Ltd.	615,481

	BANKS - 12.6%
39,500	Bank Hapoalim BM (ADR)	1,356,825
263,000	Bank Leumi Le-Israel BM	1,395,927
44,300	First International Bank Of Israel Ltd.	827,537
377,000	Israel Discount Bank Ltd. *	950,878
64,000	Mizrahi Tefahot Bank Ltd.	1,147,348

		5,678,515

	BUILDING MATERIALS - 0.7%
10,500	CaesarStone Ltd. *	312,900

	CHEMICALS - 1.1%
116,000	Israel Chemicals Ltd.	515,040

	COMPUTERS - 5.7%
12,100	Check Point Software Technologies Ltd. *	1,379,642
42,266	Kornit Digital Ltd. *	646,670
49,210	Matrix IT Ltd.	517,648

		2,543,960

	ELECTRIC - 2.0%
14,900	Ormat Technologies, Inc.	909,667

	ELECTRONICS - 4.4%
27,896	Ituran Location and Control Ltd.	1,005,651
23,400	Orbotech Ltd. *	987,714

		1,993,365

	ENERGY-ALTERNATE SOURCES - 0.0%
6,360	Energix-Renewable Energies Ltd.	5,635

	ENGINEERING & CONSTRUCTION - 1.0%
190,000	Shikun & Binui Ltd. *	465,238

	FOOD - 9.5%
21,000	Frutarom Industries Ltd.	1,616,345
15,700	Rami Levi Chain Stores Hashikma Marketing 2006 Ltd.	802,199
160,000	Shufersal Ltd.	940,271
47,500	Strauss Group Ltd.	892,154

		4,250,969

	HEALTHCARE - PRODUCTS - 0.9%
62,000	OPKO Health, Inc. *	425,320

	HOLDING COMPANIES - DIVERSIFIED - 1.5%
159,400	Inrom Construction Industries Ltd.	691,278

	HOME BUILDERS - 1.5%
1,500	Bayside Land Corp.	689,577

	INSURANCE - 5.9%
47,600	Clal Insurance Enterprises Holdings Ltd. *	803,349
147,000	Harel Insurance Investments & Financial Services Ltd.	919,634
880,000	Migdal Insurance & Financial Holding Ltd.	917,715

		2,640,698

The accompanying notes are an integral part of these financial statements.

Schedule of Investments  | Israel Common Values Fund

As of September 30, 2017 (Continued)

Shares		Fair Value

	OIL & NATURAL GAS - 8.0%
245,541	Delek Drilling LP	$760,409
1,900	Israel Corp. Ltd. *	378,914
2,961,664	Isramco Negev 2 LP	411,645
24,700	Noble Energy, Inc.	700,492
895,000	Oil Refineries Ltd.	448,184
2,500	Paz Oil Co. Ltd.	411,949
737,500	Ratio Oil Exploration 1992 LP *	469,314

		3,580,907

	PHARMACEUTICALS - 1.4%
5,500	Taro Pharmaceutical Industries Ltd. *	619,795

	REAL ESTATE - 9.4%
80,000	Alony Hetz Properties & Investments Ltd.	849,233
136,000	Amot Investments Ltd.	756,112
16,000	Azrieli Group Ltd.	888,637
40,000	Gazit-Globe Ltd.	385,099
332,522	Jerusalem Economy Ltd. *	822,127
11,366	Melisron Ltd.	549,841

		4,251,049

	RETAIL - 1.6%
27,300	Tadiran Holdings Ltd.	726,511

	SEMICONDUCTORS - 4.1%
9,500	Mellanox Technologies Ltd. *	447,925
27,800	Nova Measuring Instruments Ltd. *	781,458
1	Tower Semiconductor Ltd. *	19
20,100	Tower Semiconductor Ltd. *	618,075

		1,847,477

	SOFTWARE - 5.9%
14,000	CyberArk Software Ltd. *	574,000
79,783	Magic Software Enterprises Ltd.	698,101
14,455	Pointer Telocation Ltd. *	245,012
22,500	Radware Ltd. *	379,350
56,600	Sapiens International Corp. NV *	747,120

		2,643,583

	TELECOMMUNICATIONS - 9.5%
86,000	AudioCodes Ltd. *	614,040
75,000	Cellcom Israel Ltd. *	693,750
98,000	Ceragon Networks Ltd. *	203,840
20,300	Nice Ltd. (ADR)	1,650,593
73,600	Partner Communications Co. Ltd. *	395,647
12,117	Silicom Ltd.	708,966

		4,266,836

	TEXTILES - 1.9%
42,300	Fox Wizel Ltd.	850,287

	TRANSPORTATION - 1.5%
1,490,000	Novolog Ltd.	689,198

	TOTAL COMMON STOCK (Cost $33,271,338)	42,787,189

The accompanying notes are an integral part of these financial statements.

Schedule of Investments  | Israel Common Values Fund

As of September 30, 2017 (Continued)

Shares		Fair Value

	MONEY MARKET FUND - 5.2%
2,355,743	Fidelity Institutional Money Market Funds - Government Portfolio, 0.91% (A)	$2,355,743

	(Cost $2,355,743)

	TOTAL INVESTMENTS - 100.2% (Cost $35,627,081)	$45,142,932
	OTHER ASSETS IN EXCESS OF LIABILITIES - NET - (0.2) %	(91,317)

	NET ASSETS - 100.0%	$45,051,615

 *Non-income producing securities.

ADR American Depositary Receipt.

(A) Variable rate security; the rate shown represents the yield at September 30, 2017.

Diversification of Assets

Country	% of Net Assets

Israel	90.5%
United States	4.5%

Total	95.0%
Money Market Fund	5.2%
Other Assets Less Liabilities - Net	(0.2)%

Grand Total	100.0%

The accompanying notes are an integral part of these financial statements.

Schedule of Investments | Defensive Strategies Fund

As of September 30, 2017

Shares		Fair Value

	COMMON STOCK - 23.8%
	AGRICULTURE - 0.7%
559	Andersons, Inc.	$19,146
5,348	Bunge Ltd.	371,472

		390,618

	CHEMICALS - 2.7%
2,733	Agrium, Inc.	293,005
2,295	CF Industries Holdings, Inc.	80,692
1,067	FMC Corp.	95,294
264	K+S AG	7,194
16,150	Mosaic Co.	348,678
33,343	Potash Corp. of Saskatchewan, Inc.	641,519
2,969	Sociedad Quimica Y Minera de Chile, SA (ADR)	165,255

		1,631,637

	ENVIRONMENTAL CONTROL - 0.1%
1,300	Kurita Water Industries Ltd.	37,534

	FOOD - 1.8%
5,133	BRF SA (ADR) *	73,967
403	Darling Ingredients, Inc. *	7,061
2,509	Ingredion, Inc.	302,686
1,900	Megmilk Snow Brand Co. Ltd.	51,650
12,300	Nippon Suisan Kaisha Ltd.	68,731
2,091	Pilgrim’s Pride Corp. *	59,405
3,197	Sanderson Farms, Inc.	516,379

		1,079,879

	HEALTHCARE - SERVICES - 0.6%
32,900	Brookdale Senior Living, Inc. *	348,740

	IRON/STEEL - 1.5%
7,056	AK Steel Holding Corp. *	39,443
1,178	Allegheny Technologies, Inc. *	28,154
1,052	ArcelorMittal (ADR) *	27,100
7,145	Cleveland-Cliffs, Inc. *	51,087
5,045	Commercial Metals Co.	96,006
49,728	Gerdau SA (ADR)	170,567
4,300	Hitachi Metals Ltd.	59,821
1,381	POSCO (ADR)	95,841
3,654	Severstal PAO (GDR)	54,627
3,790	Steel Dynamics, Inc.	130,641
7,000	Tokyo Steel Manufacturing Co. Ltd.	57,647
760	United States Steel Corp.	19,502
4,079	Vale SA (ADR)	41,076

		871,512

	MACHINERY - DIVERSIFIED - 1.6%
3,310	AGCO Corp.	244,179
3,295	Deere & Co.	413,819
15,900	Kubota Corp.	288,930

		946,928

	METAL FABRICATE/HARDWARE - 0.1%
2,119	Tenaris SA (ADR)	59,989

	MINING - 5.9%
3,452	Agnico Eagle Mines Ltd.	156,065
2,967	Alamos Gold, Inc.	20,057
5,540	Anglo American PLC	99,562
8,595	AngloGold Ashanti Ltd. (ADR)	79,848
318	BHP Billiton Ltd. (ADR)	12,889
234	BHP Billiton PLC (ADR)	8,295
451	Cameco Corp.	4,361
3,247	Cia De Minas Buenaventura (ADR)	41,529
1,877	Coeur Mining, Inc. *	17,250

The accompanying notes are an integral part of these financial statements.

Schedule of Investments  | Defensive Strategies Fund

As of September 30, 2017 (Continued)

Shares		Fair Value

	MINING - 5.9% (Continued)
3,000	Detour Gold Corp. *	$33,007
23,391	Eldorado Gold Corp.	51,460
19,098	First Quantum Minerals Ltd.	213,939
1,932	Franco-Nevada Corp.	149,691
11,555	Freeport-McMoRan, Inc. *	162,232
7,494	Glencore PLC	34,386
56,836	Gold Fields Ltd. (ADR)	244,963
2,494	Goldcorp, Inc.	32,322
664	Kaiser Aluminum Corp.	68,485
1,139	Kinross Gold Corp. *	4,829
47,800	Lundin Mining Corp.	327,164
3,400	Mitsubishi Materials Corp.	117,497
24,510	MMC Norilsk Nickel PJSC (ADR)	421,940
276	Pan American Silver Corp.	4,706
1,163	Randgold Resources Ltd. (ADR)	113,579
6,667	Rio Tinto PLC (ADR)	314,616
145	Royal Gold, Inc.	12,476
2,824	Southern Copper Corp.	112,282
4,500	Sumitomo Metal Mining Co. Ltd.	144,477
28,700	Tahoe Resources, Inc.	150,539
15,143	Teck Resources Ltd.	318,080
15,894	Turquoise Hill Resources Ltd. *	49,271
556	Wheaton Precious Metals Corp.	10,614

		3,532,411

	OIL & GAS - 7.4%
268	Anadarko Petroleum Corp.	13,092
331	Apache Corp.	15,160
7,000	ARC Resources Ltd	96,214
2,514	Cabot Oil & Gas Corp.	67,250
2,358	Callon Petroleum Co. *	26,504
797	Canadian Natural Resources Ltd.	26,692
3,701	Carrizo Oil & Gas, Inc. *	63,398
13,966	Cenovus Energy, Inc.	139,699
901	Chesapeake Energy Corp. *	3,874
132	Cimarex Energy Co.	15,004
268	ConocoPhillips	13,413
4,255	Continental Resources, Inc. *	164,286
25,200	Crescent Point Energy Corp.	201,898
543	Devon Energy Corp.	19,934
499	Diamondback Energy, Inc. *	48,882
1,026	Ecopetrol SA (ADR) *	9,737
1,870	Encana Corp.	22,029
236	Energen Corp. *	12,904
9,700	Enerplus Corp.	95,476
1,233	Ensco PLC - Cl. A	7,361
239	EOG Resources, Inc.	23,121
2,438	EQT Corp.	159,055
1,280	Gulfport Energy Corp. *	18,355
587	Helmerich & Payne, Inc.	30,589
628	Hess Corp.	29,447
7,200	Husky Energy, Inc. *	89,924
17,000	Inpex Corp.	180,549
9,247	Lukoil PJSC (ADR)	489,444
1,577	Marathon Oil Corp.	21,384
2,350	Matador Resources Co. *	63,802
484	Murphy Oil Corp.	12,855
889	Newfield Exploration Co. *	26,377
4,564	Noble Energy, Inc.	129,435
1,311	Novatek OJSC (GDR)	153,780
13,089	Oasis Petroleum, Inc. *	119,372
435	Occidental Petroleum Corp.	27,931

The accompanying notes are an integral part of these financial statements.

Schedule of Investments  | Defensive Strategies Fund

As of September 30, 2017 (Continued)

Shares		Fair Value

	OIL & GAS - 7.4% (Continued)
656	Parsley Energy, Inc. *	$17,279
1,939	PDC Energy, Inc. *	95,069
3,018	Petroleo Brasileiro SA (ADR) *	30,301
4,600	Peyto Exploration & Development Corp.	75,033
1,450	Pioneer Natural Resources Co.	213,933
3,059	PrairieSky Royalty Ltd.	78,098
2,659	QEP Resources, Inc. *	22,788
3,069	Range Resources Corp.	60,060
33,810	Rosneft Oil Company (GDR) *	187,815
3,678	Rowan Cos PLC *	47,262
2,417	RSP Permian, Inc. *	83,604
1,463	Sasol Ltd. (ADR)	40,276
7,200	Seven Generations Energy Ltd. *	113,643
1,829	Southwestern Energy Co. *	11,175
107	Statoil ASA (ADR)	2,150
6,100	Suncor Energy, Inc.	213,291
4,900	Tourmaline Oil Corp. *	99,399
5,810	Transocean Ltd. *	62,516
2,400	Vermillion Energy, Inc.	85,108
25,800	Whitecap Resources, Inc.	200,104
1,925	WPX Energy, Inc. *	22,137
504	YPF SA (ADR)	11,229

		4,410,497

	OIL & GAS SERVICES - 1.1%
648	Baker Hughes, Inc.	23,730
682	Core Laboratories NV	67,313
1,006	Dril-Quip, Inc. *	44,415
294	Halliburton Co.	13,533
409	National Oilwell Varco, Inc.	14,614
3,327	Oceaneering International, Inc.	87,400
1,315	Oil States International, Inc. *	33,335
3,541	Schlumberger Ltd.	247,020
733	TechnipFMC PLC (France) *	20,290
3,683	TechnipFMC PLC *	102,829

		654,479

	WATER - 0.3%
821	American Water Works Co.	66,427
8,680	Cia de Saneamento Basico do Estado de Sao Paulo (ADR)	90,793

		157,220

	TOTAL COMMON STOCK (Cost $13,927,691)	14,121,444

	REITs - 20.2%
2,700	Alexandria Real Estate Equities, Inc.	321,219
7,200	Apartment Investment & Management Co. - Class A	315,792
2,850	AvalonBay Communities, Inc.	508,497
2,500	Boston Properties, Inc.	307,200
9,000	Brandywine Realty Trust	157,410
10,600	Brixmor Property Group, Inc.	199,280
5,300	Columbia Property Trust, Inc.	115,381
2,800	Crown Castle International Corp.	279,944
8,200	CubeSmart	212,872
7,200	DCT Industrial Trust, Inc.	417,024
17,300	DDR Corp.	158,468
4,100	Douglas Emmett, Inc.	161,622
2,700	EPR Properties	188,298
1,500	Equinix, Inc.	669,450
2,800	Equity Lifestyle Properties, Inc.	238,224
7,500	Equity Residential	494,475
1,054	Essex Property Trust, Inc.	267,748
2,200	Federal Realty Investment Trust	273,262

The accompanying notes are an integral part of these financial statements.

Schedule of Investments | Defensive Strategies Fund

As of September 30, 2017 (Continued)

Shares				Fair Value

	REITs - 20.2% (Continued)
16,400	HCP, Inc.			$456,412
8,800	Hospitality Properties Trust			250,712
5,100	Invitation Homes, Inc. *			115,515
3,500	Kilroy Realty Corp.			248,920
3,863	Macerich Co.			212,349
1,308	Mid-America Apartment Communities, Inc.			139,799
1,600	National Health Investors, Inc.			123,664
4,500	National Retail Properties, Inc.			187,470
8,794	Prologis, Inc.			558,067
2,400	PS Business Parks, Inc.			320,400
2,100	Public Storage			449,379
2,233	Rayonier, Inc.			64,511
5,100	Regency Centers Corp.			316,404
12,453	RLJ Lodging Trust			273,962
7,229	Simon Property Group, Inc.			1,163,941
1,950	SL Green Realty Corp.			197,574
15,200	Spirit Realty Capital, Inc.			130,264
8,600	Store Capital Corp.			213,882
3,200	Taubman Centers, Inc.			159,040
11,000	UDR, Inc.			418,330
6,700	Weingarten Realty Investors			212,658
6,300	Welltower, Inc.			442,764
1,726	Weyerhaeuser Co.			58,736

	TOTAL REITS (Cost $10,914,193)			12,000,919

Par Value		Coupon Rate %	Maturity
	BONDS & NOTES - 33.0%
	COPORATE BONDS - 2.3%
$ 400,000	Energy Transfer Partners LP	6.700	7/1/2018	413,905
400,000	LYB International Finance BV	4.000	7/15/2023	422,504
500,000	Welltower, Inc.	3.750	3/15/2023	521,066

	TOTAL CORPORATE BONDS (Cost $1,303,312)			1,357,475

	TREASURY INFLATION PROTECTED SECURITIES (TIPS) - 30.7%
1,650,000	TIPS	0.125	4/15/2019	1,728,619
895,000	TIPS	1.375	1/15/2020	926,334
2,000,000	TIPS	0.125	4/15/2021	2,070,553
2,630,000	TIPS	0.625	1/15/2024	2,815,942
1,460,000	TIPS	2.375	1/15/2025	2,164,848
1,550,000	TIPS	2.000	1/15/2026	2,148,993
1,285,000	TIPS	2.375	1/15/2027	1,822,664
950,000	TIPS	1.750	1/15/2028	1,242,306
850,000	TIPS	2.500	1/15/2029	1,169,704
1,535,000	TIPS	2.125	2/15/2041	2,171,645

	TOTAL TREASURY INFLATION PROTECTED SECURITIES (TIPS) (Cost $18,389,462)			18,261,608

	TOTAL BONDS AND NOTES (Cost $19,692,774)			19,619,083

Shares
	WARRANTS - 0.0%
312	Hycroft Mining Corp. * (Cost $54,161)			34

Ounces
	ALTERNATIVE INVESTMENTS - 16.1%
6,743	Gold Bars *			8,630,285
57,827	Silver Bars *			963,105

	TOTAL ALTERNATIVE INVESTMENTS (Cost $8,900,255)			9,593,390

The accompanying notes are an integral part of these financial statements.

Schedule of Investments  | Defensive Strategies Fund

As of September 30, 2017 (Continued)

Shares		Fair Value

	MONEY MARKET FUND - 7.1%
4,193,154	Fidelity Institutional Money Market Funds - Government Portfolio, 0.91% (A)	$4,193,154

	(Cost $4,193,154)

	TOTAL INVESTMENTS - 100.2% (Cost $57,682,228)	$59,528,024
	OTHER ASSETS IN EXCESS OF LIABILITIES - NET - (0.2) %	(104,017)

	NET ASSETS - 100.0%	$59,424,007

ADR - American Depositary Receipt.

REITs - Real Estate Investment Trust.

GDR - Global Depositary Receipt.

* Non-income producing securities/investments.

(A) Variable rate security; the rate shown represents the yield at September 30, 2017.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments | Strategic Growth Fund

As of September 30, 2017

Shares		Fair Value

	MUTUAL FUNDS - 96.6% (A)
251,575	Timothy Plan Aggressive Growth Fund *	$2,040,274
427,333	Timothy Plan Defensive Strategies Fund	4,871,601
301,703	Timothy Plan Emerging Markets Fund	2,935,569
191,919	Timothy Plan Fixed Income Fund	1,961,410
342,210	Timothy Plan Growth & Income Fund	3,860,131
254,641	Timothy Plan High Yield Bond Fund	2,393,626
800,146	Timothy Plan International Fund	7,897,440
134,511	Timothy Plan Israel Common Values Fund	2,005,551
454,109	Timothy Plan Large/Mid Cap Growth Fund	3,900,798
220,076	Timothy Plan Large/Mid Cap Value Fund	4,216,653
112,155	Timothy Plan Small Cap Value Fund	2,299,187

	TOTAL MUTUAL FUNDS (Cost $35,258,624)	38,382,240

	MONEY MARKET FUND - 3.5%
1,389,014	Fidelity Institutional Money Market Funds - Government Portfolio, 0.91% (B)	1,389,014

	(Cost $1,389,014)

	TOTAL INVESTMENTS - 100.1% (Cost $36,647,638)	$39,771,254
	OTHER ASSETS IN EXCESS OF LIABILITIES - NET - (0.1) %	(38,196)

	NET ASSETS - 100.0%	$39,733,058

* Non-income producing securities.

(A) Affiliated Funds - Class A.

(B) Variable rate security; the rate shown represents the yield at September 30, 2017.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments | Conservative Growth Fund

As of September 30, 2017

Shares		Fair Value

	MUTUAL FUNDS - 92.2% (A)
278,007	Timothy Plan Aggressive Growth Fund *	$2,254,637
541,035	Timothy Plan Defensive Strategies Fund	6,167,799
268,021	Timothy Plan Emerging Markets Fund	2,607,844
1,273,040	Timothy Plan Fixed Income Fund	13,010,465
472,649	Timothy Plan Growth & Income Fund	5,331,481
351,495	Timothy Plan High Yield Bond Fund	3,304,054
581,691	Timothy Plan International Fund	5,741,292
111,482	Timothy Plan Israel Common Values Fund	1,662,196
462,595	Timothy Plan Large/Mid Cap Growth Fund	3,973,690
217,150	Timothy Plan Large/Mid Cap Value Fund	4,160,595
126,775	Timothy Plan Small Cap Value Fund	2,598,881

	TOTAL MUTUAL FUNDS (Cost $47,579,942)	50,812,934

	MONEY MARKET FUND - 7.9%
4,323,713	Fidelity Institutional Money Market Funds - Government Portfolio, 0.91% (B)	4,323,713

	(Cost $4,323,713)

	TOTAL INVESTMENTS - 100.1% (Cost $51,903,655)	$55,136,647
	OTHER ASSETS IN EXCESS OF LIABILITIES - NET - (0.1) %	(45,884)

	NET ASSETS - 100.0%	$55,090,763

* Non-income producing securities.

(A) Affiliated Funds - Class A.

(B) Variable rate security; the rate shown represents the yield at September 30, 2017.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments | Emerging Markets Fund

As of September 30, 2017

Shares		Fair Value

	COMMON STOCK - 67.9%
	AEROSPACE/DEFENSE - 3.2%
29,917	Embraer SA (ADR)	$676,423

	AGRICULTURE - 0.5%
9,259	Adecoagro SA *	99,997

	APPAREL - 1.0%
54,000	Yue Yuen Industrial Holdings Ltd.	205,334

	AUTO MANUFACTURERS - 1.7%
12,870	Kia Motors Corp.	355,643

	AUTO PARTS & EQUIPMENT - 2.6%
2,268	China Tuchai International Ltd.	50,486
2,345	Hyundai Mobis Co. Ltd.	491,378

		541,864

	BANKS - 16.5%
84,064	AkBank TAS *	222,210
96,366	Banco del Bajio SA *	185,417
25,600	Banco do Brasil SA *	282,857
63,300	Bangkok Bank PCL (ADR)	353,987
51,369	Barclays Africa Group Ltd.	528,813
6,735	Erste Group Bank AG	290,976
18,990	Grupo Aval Acciones y Valores SA (ADR)	170,340
43,122	Sberbank of Russia (ADR) *	615,351
41,500	Siam Commercial Bank Public Company Limited	190,390
12,061	TBC Bank Group PLC	268,615
72,989	Turkiye Garanti Bankasi AS	198,682
95,818	Turkiye Vakiflar Bankasi Tao *	168,943

		3,476,581

	BUILDING MATERIALS - 2.6%
57,466	Cemex SAB de CV (ADR)	521,791
85,571	Urbi Desarrollos Urbanos SAB de CV *	35,106

		556,897

	COMMERCIAL SERVICES - 6.9%
50,800	Estacio Participacoes SA *	497,376
108,526	ITE Group PLC	261,723
55,800	Kroton Educacional SA	352,284
55,500	Mills Estruturas e Servicos de Engenharia SA *	81,413
3,364	S-1 Corp. *	261,989

		1,454,785

	COMPUTERS - 2.3%
19,197	DataTec Ltd.	81,423
27,002	Infosys Ltd. (ADR)	393,959

		475,382

	DIVERSIFIED FINANCIAL SERVICES - 1.2%
3,081	Hana Financial Group, Inc.	127,372
2,939	Shinhan Financial Group Co. Ltd. *	129,071

		256,443

	ELECTRIC - 4.9%
40,900	AES Tiete Energia SA	184,384
8,600	Cia Paranaense de Energia	63,321
3,260,992	Enel Chile SA	398,178
17,912	Reliance Infrastructure Ltd. (GDR)	392,273

		1,038,156

	FOOD - 4.0%
3,323	Binggrae Co. Ltd. *	174,078
460,000	First Pacific Co. Ltd.	366,907
149,200	Marfrig Global Foods SA *	304,235

		845,220

	HOLDING COMPANIES - 0.9%
549,800	Jasmine Broadband Internet Infrastructure Fund	189,586

The accompanying notes are an integral part of these financial statements.

Schedule of Investments | Emerging Markets Fund

As of September 30, 2017 (Continued)

Shares		Fair Value

	IRON/STEEL - 1.2%
939	POSCO	$259,888

	MULTI-NATIONAL - 1.9%
13,587	Banco Latinoamericano de Comercio Exterior SA	400,001

	OIL & GAS - 6.2%
12,316	Lukoil PJSC (ADR)	653,117
8,501	Petroleo Brasileiro SA (ADR) *	82,120
25,621	YPF SA (ADR)	570,836

		1,306,073

	RETAIL - 4.3%
1,828,000	Bosideng International Holdings Ltd.	168,507
157,500	Lifestyle China Group Ltd. *	55,453
186,500	Lifestyle International Holdings Ltd.	261,220
103,000	Luk Fook Holdings International Ltd.	416,051

		901,231

	SEMICONDUCTORS - 0.8%
79	Samsung Electronics Co., Ltd.	176,851

	TELECOMMUNICATIONS - 4.9%
15,708	Empresa Nacional de Telecomunicaciones SA	162,696
1,404	Mobile TeleSystems PJSC (ADR)	14,658
97,017	Mobile TeleSystems PJSC *	475,414
1,368,675	XL Axiata TBK PT *	380,046

		1,032,814

	TEXTILES - 0.3%
119,500	Weiqiao Textile Co. *	63,493

	TOTAL COMMON STOCK (Cost $13,367,984)	14,312,662

	PREFERRED STOCK - 10.8%
22,630	Banco Bradesco SA	251,687
27,300	Cia Brasileira de Distribuicao *	648,075
22,481	Cia Paranaense de Energia *	199,356
464,063	Grupo Aval Acciones y Valores SA	209,377
3,737	Hyundai Motor Co.	305,394
73,200	Petroleo Brasileiro SA *	354,990
586,463	Surgutneftegas OJSC *	301,586

	TOTAL PREFERRED STOCK (Cost $1,906,399)	2,270,465

	REITs - 8.1%
686,303	Emlak Konut Gayrimenkul Yatirim Ortakligi AS *	517,222
129,574	Fibra Uno Administracion SA de CV	219,200
310,193	Macquarie Mexico Real Estate Management SA de CV	411,501
326,511	PLA Administradora Industrial S de RL de CV	563,686

	TOTAL REITs (Cost $1,703,403)	1,711,609

	MONEY MARKET FUND - 14.5%
3,048,351	Fidelity Institutional Money Market Funds - Government Portfolio, 0.91% (A)
	(Cost $3,048,351)	3,048,351

	TOTAL INVESTMENTS - 101.3% (Cost $20,026,137)	$21,343,087
	OTHER ASSETS IN EXCESS OF LIABILITIES - NET - (1.3) %	(277,926)

	NET ASSETS - 100.0%	$21,065,161

* Non-income producing securities.

ADR-American Depositary Receipt

GDR-Global Depositary Receipt

REITs - Real Estate Investment Trust

(A) Variable rate security; the rate shown represents the yield at September 30, 2017.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments | Emerging Markets Fund

As of September 30, 2017 (Continued)

Diversification of Assets

Country	% of Net Assets

Brazil	18.9%
South Korea	10.8%
Russia	9.8%
Mexico	9.2%
Hong Kong	7.0%
Turkey	5.2%
India	3.7%
Thailand	3.5%
Argentina	3.2%
South Africa	2.9%
Chile	2.7%
Panama	1.9%
Colombia	1.8%
Indonesia	1.8%
Austria	1.4%
Georgia	1.3%
Britain	1.2%
China	0.3%
Singapore	0.2%

Total	86.8%
Money Market Fund	14.5%
Other Assets in Excess of Liabilities - Net	(1.30)%

Grand Total	100.0%

The accompanying notes are an integral part of these financial statements.

Schedule of Investments  | Growth & Income Fund

As of September 30, 2017

Shares		Fair Value

	COMMON STOCK - 46.5%
	AEROSPACE/DEFENSE - 1.0%
2,130	Moog, Inc. - Class A *	$177,706
2,325	Spirit AeroSystems Holdings, Inc. - Class A	180,699

		358,405

	AIRLINES - 0.9%
4,000	Hawaiian Holdings, Inc. *	150,200
4,180	SkyWest, Inc.	183,502

		333,702

	AUTO PARTS & EQUIPMENT - 4.3%
11,310	American Axle & Manufacturing Holdings, Inc. *	198,830
3,560	BorgWarner, Inc.	182,379
6,740	Dana, Inc.	188,450
1,755	Delphi Automotive PLC	172,692
1,125	Lear Corp.	194,715
8,565	Meritor, Inc. *	222,776
3,000	Tenneco, Inc.	182,010
1,410	Visteon Corp. *	174,516

		1,516,368

	BANKS - 1.4%
3,445	CIT Group, Inc.	168,977
28,665	First BanCorp.*	146,765
3,460	Walker & Dunlop, Inc. *	181,062

		496,804

	BIOTECHNOLOGY - 0.5%
13,090	Innoviva, Inc. *	184,831

	BUILDING MATERIALS - 1.0%
9,905	Builders FirstSource, Inc. *	178,191
6,665	Louisiana-Pacific Corp. *	180,488

		358,679

	CHEMICALS - 3.0%
1,665	Celanese Corp.	173,610
1,920	Eastman Chemical Co.	173,741
8,565	Ferro Corp. *	191,000
6,365	Huntsman Corp.	174,528
8,825	Kronos Worldwide, Inc.	201,475
12,565	Platform Specialty Products Corp. *	140,100

		1,054,454

	COMMERCIAL SERVICES - 4.6%
3,570	Aaron’s, Inc.	155,759
4,890	Adtalem Global Education, Inc.	175,307
3,265	AerCap Holdings NV *	166,874
2,135	Brink’s Co.	179,874
8,790	Evertec, Inc.	139,322
5,220	H&R Block, Inc.	138,226
11,295	Travelport Worldwide Ltd.	177,332
4,300	TriNet Group, Inc. *	144,566
1,435	United Rentals, Inc. *	199,092
8,460	Western Union Co.	162,432

		1,638,784

	COMPUTERS - 1.0%
3,805	Insight Enterprises, Inc. *	174,726
2,020	Western Digital Corp.	174,528

		349,254

	DIVERSIFIED FINANCIAL SERVICES - 2.9%
585	Credit Acceptance Corp. *	163,899
3,750	Franklin Resources, Inc.	166,912
4,585	Houlihan Lokey, Inc.	179,411
4,265	Legg Mason, Inc.	167,657
3,520	LPL Financial Holdings, Inc.	181,526
3,225	Stifel Financial Corp.	172,408

		1,031,813

The accompanying notes are an integral part of these financial statements.

Schedule of Investments  | Growth & Income Fund

As of September 30, 2017 (Continued)

Shares		Fair Value

	ELECTRIC - 1.4%
2,080	Entergy Corp.	$158,829
6,560	NRG Energy, Inc.	167,870
3,865	PNM Resources, Inc.	155,759

		482,458

	ELECTRONICS - 2.9%
2,515	Applied Optoelectronics, Inc. *	162,645
2,120	Arrow Electronics, Inc. *	170,469
1,375	Synnex Corp.	173,951
2,030	TE Connectivity Ltd.	168,612
11,980	TTM Technologies, Inc. *	184,133
9,325	Vishay Intertechnology, Inc.	175,310

		1,035,120

	ENERGY - ALTERNATE SOURCES - 0.4%
3,420	First Solar, Inc. *	156,910

	ENGINEERING & CONSTRUCTION - 0.5%
3,890	MasTec, Inc. *	180,496

	FOOD - 0.5%
1,145	Sanderson Farms, Inc.	184,940

	HAND/MACHINE TOOLS - 0.5%
10,115	Milacron Holdings Corp. *	170,539

	HOME BUILDERS - 1.0%
3,770	Meritage Homes Corp. *	167,388
60	NVR, Inc. *	171,300

		338,688

	HOUSEHOLD PRODUCTS/WARES - 0.5%
2,765	SodaStream International Ltd. *	183,734

	INSURANCE - 4.1%
1,980	Aflac, Inc.	161,152
5,835	American Equity Investment Life Holding Co.	169,682
1,535	American Financial Group, Inc.	158,796
3,680	Assured Guaranty Ltd.	138,920
6,795	CNO Financial Group, Inc.	158,595
595	Everest Re Group Ltd.	135,892
14,055	MGIC Investment Corp. *	176,109
11,000	Radian Group, Inc.	205,590
3,205	Unum Group	163,872

		1,468,608

	INTERNET - 0.4%
2,640	Liberty Ventures *	151,932

	INVESTMENT COMPANIES - 0.4%
7,525	TPG Specialty Lending, Inc.	157,724

	IRON/STEEL - 0.9%
30,010	AK Steel Holding Corp. *	167,756
4,958	Steel Dynamics, Inc.	170,902

		338,658

	MACHINERY - CONSTRUCTION & MINING - 1.0%
1,415	Caterpillar, Inc.	176,465
2,160	Oshkosh Corp.	178,286

		354,751

	MACHINERY - DIVERSIFIED - 0.5%
1,560	Zebra Technologies Corp. - Class A *	169,385

	MINING - 0.5%
1,670	Kaiser Aluminum Corp.	172,244

The accompanying notes are an integral part of these financial statements.

Schedule of Investments  | Growth & Income Fund

As of September 30, 2017 (Continued)

Shares				Fair Value

	MISCELLANEOUS MANUFACTURER - 1.1%
2,700	Barnes Group, Inc.			$190,188
9,905	Harsco Corp. *			207,014

				397,202

	OIL & GAS - 1.0%
38,635	Chesapeake Energy Corp. *			166,130
14,345	Diamond Offshores Drilling, Inc. *			208,002

				374,132

	PACKAGING & CONTAINERS - 0.5%
6,820	Owens-Illinois, Inc. *			171,591

	PHARMACEUTICALS - 0.5%
2,650	Express Scripts Holding Co. *			167,798

	RETAIL - 1.5%
4,050	Kohl’s Corp.			184,882
4,085	Rush Enterprises, Inc. *			189,095
8,125	Sally Beauty Holdings, Inc. *			159,087

				533,064

	SEMICONDUCTORS - 3.9%
18,750	Amkor Technology, Inc. *			197,812
6,670	Brooks Automation, Inc.			202,501
1,070	Lam Research Corp.			197,993
5,820	Micron Technology, Inc. *			228,901
3,235	Microsemi Corp. *			166,538
2,070	MKS Instruments, Inc.			195,511
5,000	Teradyne, Inc.			186,450

				1,375,706

	TELECOMMUNICATIONS - 1.4%
2,200	InterDigital, Inc.			162,250
5,830	Juniper Networks, Inc.			162,249
19,225	Oclaro, Inc. *			165,912

				490,411

	TRANSPORTATION - 0.5%
2,595	Atlas Air Worldwide Holdings, Inc. *			170,751

	TOTAL COMMON STOCK (Cost $15,002,526)			16,549,936

	REITs - 1.0%
3,420	Potlatch Corp.			174,420
8,185	Xenia Hotels & Resorts, Inc.			172,294

	TOTAL REITs (Cost $322,790)			346,714

Par Value		Coupon Rate (%)	Maturity

	BONDS & NOTES - 50.3%
	CORPORATE BONDS - 0.7%
$250,000	ConocoPhillips Co. (Cost $254,599)	3.350	11/15/2024	257,495

	GOVERNMENT NOTES, BONDS & AGENCIES - 41.6%
314,815	Federal Home Loan Banks	3.000	4/18/2031	314,171
3,000,000	United States Treasury Note	1.000	3/15/2018	2,997,316
1,500,000	United States Treasury Note	1.250	10/31/2018	1,497,891
3,000,000	United States Treasury Note	1.193	1/31/2019	3,005,215
1,000,000	United States Treasury Note	1.250	4/30/2019	997,246
1,500,000	United States Treasury Note	1.625	8/15/2022	1,481,103
3,000,000	United States Treasury Note	1.750	5/15/2023	2,956,875
1,500,000	United States Treasury Note	3.125	2/15/2042	1,586,719

	TOTAL GOVERNMENT NOTES, BONDS & AGENCIES (Cost $14,804,966)			14,836,536

The accompanying notes are an integral part of these financial statements.

Schedule of Investments  | Growth & Income Fund

As of September 30, 2017 (Continued)

Par Value		Coupon Rate (%)	Maturity	Fair Value

	TREASURY INFLATION PROTECTED SECURITIES (TIPS) - 8.0%
$ 2,000,000	United States Treasury Note TIPS (Cost $2,847,136)	2.375	1/15/2027	$2,836,832

	TOTAL BONDS & NOTES (Cost $17,906,701)			17,930,863

Shares
	MONEY MARKET FUND - 3.5%
1,256,883	Fidelity Institutional Money Market Funds - Government Portfolio, 0.91% (A)			1,256,883

	(Cost $1,256,883)

	TOTAL INVESTMENTS - 101.3% (Cost $34,488,900)			$36,084,396
	OTHER ASSETS IN EXCESS OF LIABILITIES - NET - 1.3%			(454,624)

	NET ASSETS - 100.0%			$35,629,772

REITs - Real Estate Investment Trust.

* Non-income producing securities.

(A) Variable rate security; the rate shown represents the yield at September 30, 2017.

The accompanying notes are an integral part of these financial statements.

Timothy Plan Funds

Statements of Assets and Liabilities

September 30, 2017

	Aggressive Growth Fund	International Fund	Large/Mid Cap Growth Fund	Small Cap Value Fund	Large/Mid Cap Value Fund	Fixed Income Fund

ASSETS:
Investments, at cost	$23,252,224	$85,521,602	$68,815,242	$122,036,861	$178,100,894	$88,480,499

Investments, at value	$27,310,239	$98,748,957	$82,460,815	$145,040,869	$211,942,728	$88,605,646
Cash	-	-	8,335	23,857	23,052	-
Dividends and interest receivable	9,921	122,798	22,392	101,635	197,895	580,569
Receivable for fund shares sold	349	86,226	71,848	117,942	133,641	41,655
Receivable for securities sold	-	-	-	648,331	-	-
Receivable for foreign tax reclaims	-	133,630	-	-	-	-
Prepaid expenses and other assets	22,681	28,463	25,794	25,191	26,005	12,475

Total Assets	27,343,190	99,120,074	82,589,184	145,957,825	212,323,321	89,240,345

LIABILITIES:
Payable to custodian	-	2,487	-	-	-	-
Payable for fund shares redeemed	46,579	50,062	11,414	77,798	296,973	11,175
Payable to related parties	4,221	13,105	13,119	-	35,188	13,843
Accrued advisory fees	16,294	75,724	52,496	90,130	127,445	28,232
Accrued 12b-1 fees	7,255	20,120	21,224	31,839	51,491	23,062
Payable for securities purchased	224,049	80,604	332,574	468,063	1,525,706	1,512,890
Accrued expenses and other liabilities	24,593	21,790	22,704	23,939	43,105	22,860

Total Liabilities	322,991	263,892	453,531	691,769	2,079,908	1,612,062

Net Assets	$27,020,199	$98,856,182	$82,135,653	$145,266,056	$210,243,413	$87,628,283

NET ASSETS CONSIST OF:
Paid in capital ($0 par value, unlimited shares authorized)	$23,648,755	$86,977,267	$66,772,771	$113,012,457	$162,178,532	$88,093,617
Accumulated net investment income (loss)	(227,414)	88,682	(85,093)	71,470	296,232	340,631
Accumulated net realized gain (loss) from investment	(459,157)	(1,437,114)	1,802,402	9,178,121	13,926,815	(931,112)
Net unrealized appreciation (depreciation) on investments	4,058,015	13,227,347	13,645,573	23,004,008	33,841,834	125,147

Net Assets	$27,020,199	$98,856,182	$82,135,653	$145,266,056	$210,243,413	$87,628,283

Class A
Net Assets	$22,549,073	$81,152,815	$68,290,568	$112,953,112	$167,056,046	$75,858,028
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	2,782,332	8,226,433	7,953,437	5,509,274	8,719,810	7,420,031
Net Asset Value, offering price and redemption price per share	$8.10	$9.86	$8.59	$20.50	$19.16	$10.22

Offering Price Per Share (NAV / 0.945) *(NAV / 0.955)	$8.58	$10.44	$9.09	$21.69	$20.28	$10.70	*

Class C
Net Assets	$3,584,372	$4,619,986	$9,909,411	$13,209,817	$23,803,165	$9,636,680
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	532,261	483,759	1,394,433	850,120	1,504,739	978,679
Net Asset Value, offering price and redemption price per share	$6.73	$9.55	$7.11	$15.54	$15.82	$9.85

Minimum Redemption Price Per Share (NAV * 0.99)	$6.66	$9.45	$7.04	$15.38	$15.66	$9.75

Class I
Net Assets	$886,754	$13,083,381	$3,935,674	$19,103,127	$19,384,202	$2,133,575
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	108,050	1,323,041	452,537	921,175	1,002,445	210,114
Net Asset Value, offering price and redemption price per share	$8.21	$9.89	$8.70	$20.74	$19.34	$10.15

The accompanying notes are an integral part of these financial statements.

Timothy Plan Funds

Statements of Assets and Liabilities (Continued)

September 30, 2017

	High Yield Bond Fund		Israel Common Values Fund	Defensive Strategies Fund	Strategic Growth Fund	Conservative Growth Fund	Emerging Markets Fund	Growth & Income Fund

ASSETS:
Investments, at cost	$63,648,172		$35,627,081	$48,781,973	$1,389,014	$4,323,713	$20,026,137	$34,488,900
Investments in affiliates, at cost	-		-	-	35,258,624	47,579,942	-	-

Investments, at value	$65,383,788		$45,142,932	$49,934,634	$1,389,014	$4,323,713	$21,343,087	$36,084,396
Investments in affiliates, at value	-		-	-	38,382,240	50,812,934	-	-
Gold and Silver Investments, at fair value (Cost $8,900,255)	-		-	9,593,390	-	-	-	-
Cash	-		2,487	-	-	-	-	-
Brazilian Real (BRL)(Cost $7,223)	-		-	-	-	-	7,161	-
Hong Kong Dollar (HKD)(Cost $4,712)	-		-	-	-	-	4,712	-
Thai Bhat (THB)(Cost $131,573)	-		-	-	-	-	131,682	-
Dividends and interest receivable	895,274		9,970	123,577	1,033	3,028	47,287	80,169
Receivable for fund shares sold	31,402		55,487	725	6,515	7,893	11,496	24,206
Deposit with broker	-		-	39,745	-	-	-	-
Receivable for foreign tax reclaims	-		-	7,485	-	-	-	308
Prepaid expenses and other assets	36,836		33,179	24,168	15,152	16,943	62,889	21,991

Total Assets	66,347,300		45,244,055	59,723,724	39,793,954	55,164,511	21,608,314	36,211,070

LIABILITIES:
Payable to custodian	-		-	768	-	-	-	-
Payable for securities purchased	-		115,056	167,556	-	-	442,318	499,355
Payable for fund shares redeemed	67,606		515	23,753	6,245	11,572	51,462	25,708
Payable to related parties	7,332		4,524	20,491	12,240	13,645	2,422	6,784
Accrued advisory fees	29,539		36,214	26,630	18,880	26,309	18,090	23,040
Accrued 12b-1 fees	13,623		13,407	13,023	3,741	5,596	5,293	8,609
Accrued expenses and other liabilities	23,725		22,724	47,496	19,790	16,626	23,568	17,802

Total Liabilities	141,825		192,440	299,717	60,896	73,748	543,153	581,298

Net Assets	$66,205,475		$45,051,615	$59,424,007	$39,733,058	$55,090,763	$21,065,161	$35,629,772

NET ASSETS CONSIST OF:
Paid in capital ($0 par value, unlimited shares authorized)	$65,785,768		$37,265,211	$58,326,870	$37,941,889	$52,051,024	$20,904,821	$33,173,433
Accumulated net investment income (loss)	113,120		(1,027,201)	(12,867)	(260,506)	(236,547)	46,816	-
Accumulated net realized gain (loss) from investments	(1,429,029)		(702,224)	(734,148)	(1,071,941)	43,294	(1,204,411)	860,843
Net unrealized appreciation on investments	1,735,616		9,515,829	1,844,152	3,123,616	3,232,992	1,317,935	1,595,496

Net Assets	$66,205,475		$45,051,615	$59,424,007	$39,733,058	$55,090,763	$21,065,161	$35,629,772

Class A
Net Assets	$52,950,112		$34,957,661	$50,079,776	$32,766,845	$45,109,735	$16,889,272	$30,426,334
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	5,632,787		2,344,749	4,403,520	3,457,575	4,227,272	1,735,310	2,696,769
Net Asset Value, offering price and redemption price per share	$9.40		$14.91	$11.37	$9.48	$10.67	$9.73	$11.28

Offering Price Per Share (NAV / 0.945) *(NAV / 0.955)	$9.84	*	$15.78	$12.03	$10.03	$11.29	$10.30	$11.94

Class C
Net Assets	$3,538,609		$7,904,792	$6,683,306	$6,966,213	$9,981,028	$2,413,400	$3,006,348
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	371,905		551,486	613,273	813,254	1,022,149	254,549	273,483
Net Asset Value, offering price and redemption price per share	$9.51		$14.33	$10.90	$8.57	$9.76	$9.48	$10.99

Minimum Redemption Price Per Share (NAV * 0.99)	$9.41		$14.19	$10.79	$8.48	$9.66	$9.39	$10.88

Class I
Net Assets	$9,716,754		$2,189,162	$2,660,925	$-	$-	$1,762,489	$2,197,090
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	1,032,970		146,259	233,804	-	-	179,973	193,727
Net Asset Value, offering price and redemption price per share	$9.41		$14.97	$11.38	$-	$-	$9.79	$11.34

The accompanying notes are an integral part of these financial statements.

Timothy Plan Funds

Statements of Operations

For the Year Ended September 30, 2017

	Aggressive Growth Fund	International Fund	Large/Mid Cap Growth Fund	Small Cap Value Fund	Large/Mid Cap Value Fund	Fixed Income Fund

Investment Income:
Interest income	$10,459	$50,564	$38,609	$30,006	$55,650	$2,163,029
Dividend Income	135,972	1,860,517	926,633	1,996,460	3,180,856	-
Foreign tax withheld	(260)	(224,148)	(2,804)	-	-	-

Total Investment Income	146,171	1,686,933	962,438	2,026,466	3,236,506	2,163,029

Operating Expenses:
Investment advisory fees	220,714	824,867	617,664	1,083,226	1,657,100	553,591
12b-1 Fees:
Class A	55,212	174,966	154,670	259,325	400,691	202,936
Class C	32,795	41,609	85,829	117,170	222,179	96,556
Administration fees	57,965	167,100	146,175	235,000	395,600	199,580
Registration fees	28,835	25,550	29,200	35,285	34,675	45,625
Custody fees	15,352	12,045	16,140	20,440	31,137	18,118
Non 12b-1 shareholder servicing fees	20,250	84,285	49,202	70,139	146,000	76,880
Audit fees	13,118	12,494	13,304	9,855	13,304	13,220
Printing expenses	11,112	34,014	30,864	55,025	78,112	33,502
Trustees’ fees	2,548	6,723	5,307	9,676	18,130	9,030
Insurance expenses	730	3,650	1,460	2,920	4,015	2,920
Compliance officer fees	365	7,457	6,198	10,979	18,184	8,741
Miscellaneous expenses	1,365	2,770	2,456	6,935	6,410	5,475

Total Operating Expenses	460,361	1,397,530	1,158,469	1,915,975	3,025,537	1,266,174
Less: Expenses waived by Advisor	(25,966)	(41,243)	(36,333)	(63,719)	(155,727)	(184,531)

Net Operating Expenses	434,395	1,356,287	1,122,136	1,852,256	2,869,810	1,081,643

Net Investment Income (Loss)	(288,224)	330,646	(159,698)	174,210	366,696	1,081,386

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments	1,503,387	9,963,787	2,495,324	9,445,306	13,916,946	(40,306)
and foreign currency translations	-	113	-	-	(822)	323
Capital gain dividends from REITs	-	-	-	102,356	12,498	-
Net change in unrealized appreciation (depreciation) on investments	3,127,978	3,000,900	8,627,675	15,135,696	9,552,826	(2,031,650)
and foreign currency transactions	-	(8)	-	-	780	-

Net Realized and Unrealized Gain (Loss) on Investments	4,631,365	12,964,792	11,122,999	24,683,358	23,482,228	(2,071,633)

Net Increase (Decrease) in Net Assets Resulting From Operations	$4,343,141	$13,295,438	$10,963,301	$24,857,568	$23,848,924	$(990,247)

The accompanying notes are an integral part of these financial statements.

Timothy Plan Funds

Statements of Operations (Continued)

For the Year Ended September 30, 2017

	High Yield Bond Fund	Israel Common Values Fund	Defensive Strategies Fund	Strategic Growth Fund	Conservative Growth Fund	Emerging Markets Fund	Growth & Income Fund

Investment Income:
Interest income	$2,727,704	$18,801	$402,285	$8,598	$18,410	$11,622	$279,349
Dividend Income	-	899,052	542,428	-	-	451,905	330,151
Dividend income from affiliated funds	-	-	-	234,581	438,587	-	-
Foreign tax withheld	-	(152,490)	(30,242)	-	-	(31,696)	(535)

Total Investment Income	2,727,704	765,363	914,471	243,179	456,997	431,831	608,965

Operating Expenses:
Investment advisory fees	329,126	326,028	393,491	253,694	352,262	175,578	320,979
12b-1 fees:
Class A	114,748	63,265	140,664	-	-	29,476	82,025
Class C	32,995	61,551	78,678	52,577	78,169	16,764	30,082
Administration fees	127,000	64,670	160,055	87,750	116,925	38,195	84,800
Non 12b-1 shareholder servicing fees	48,755	26,535	77,490	12,118	18,365	18,275	27,000
Registration fees	24,999	25,550	31,025	23,725	29,930	-	27,375
Printing expenses	22,637	14,375	31,092	15,284	19,614	6,615	9,865
Audit fees	14,520	14,965	15,210	12,775	12,315	12,950	12,410
Compliance officer fees	4,045	2,584	6,490	3,102	3,964	365	4,380
Custody fees	6,884	26,294	47,550	5,789	8,030	41,560	7,950
Trustees’ fees	4,376	3,708	6,460	2,639	3,446	1,194	7,340
Insurance expenses	1,464	365	1,460	1,460	1,277	-	438
Miscellaneous expenses	2,599	1,735	6,540	2,365	365	365	2,365

Total Operating Expenses	734,148	631,625	996,205	473,278	644,662	341,337	617,009
Less: Expenses waived by Advisor	(27,427)	-	(32,791)	-	-	(7,316)	(18,881)

Net Operating Expenses	706,721	631,625	963,414	473,278	644,662	334,021	598,128

Net Investment Income (Loss)	2,020,983	133,738	(48,943)	(230,099)	(187,665)	97,810	10,837

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on
investments	422,511	690,154	273,314	-	-	423,986	3,128,758
and foreign currency translations	-	(1,107)	(1,195)	-	-	(6,120)	-
affiliated investments	-	-	-	338,897	170,419	-	-
Capital gain distributions from affiliated funds	-	-	-	109,062	126,976	-	-
Capital gain dividends from REITs	-	-	94,148	-	-	-	13,128
Net change in unrealized appreciation (depreciation) on investments	1,248,316	5,289,596	(972,968)	-	-	2,388,196	(1,372,106)
affiliated funds	-	-	-	2,933,572	3,046,851	-	-
alternative investments	-	-	(403,910)	-	-	-	-
and foreign currency translations	-	(34)	(860)	-	-	84	-

Net Realized and Unrealized Gain (Loss) on Investments	1,670,827	5,978,609	(1,011,471)	3,381,531	3,344,246	2,806,146	1,769,780

Net Increase (Decrease) in Net Assets Resulting From Operations	$3,691,810	$6,112,347	$(1,060,414)	$3,151,432	$3,156,581	$2,903,956	$1,780,617

The accompanying notes are an integral part of these financial statements.

Timothy Plan Funds

Statements of Changes in Net Assets

	Aggressive Growth Fund		International Fund		Large/Mid Cap Growth Fund

	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2017	Year Ended September 30, 2016
Operations:
Net investment income (loss)	$(288,224)	$(166,982)	$330,646	$(12,777)	$(159,698)	$(257,005)
Net realized gain (loss) from investments and foreign currency translations	1,503,387	(1,831,106)	9,963,900	(2,914,476)	2,495,324	228,818
Capital gain dividends from REITs	-	1,828	-	-	-	-
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	3,127,978	1,888,501	3,000,892	4,233,491	8,627,675	3,836,975

Net increase (decrease) in net assets resulting from operations	4,343,141	(107,759)	13,295,438	1,306,238	10,963,301	3,808,788

Distributions to Shareholders:
Net investment income
Class A	-	-	(651,323)	(726,253)	-	-
Class C	-	-	(6,005)	(28,008)	-	-
Class I	-	-	(72,240)	(24,306)	-	-
Net realized gains
Class A	-	(2,544,026)	-	-	(696,373)	(5,603,259)
Class C	-	(552,804)	-	-	(108,931)	(794,628)
Class I	-	(41,648)	-	-	(13,562)	(112,991)

Total dividends and distributions to shareholders	-	(3,138,478)	(729,568)	(778,567)	(818,866)	(6,510,878)

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class A	10,276,076	9,757,605	29,924,470	31,091,113	28,163,409	14,842,125
Class C	664,926	669,961	1,063,169	2,411,129	2,761,483	1,922,691
Class I	410,807	302,342	10,148,632	1,489,273	2,705,137	810,899
Reinvestment of dividends and distributions
Class A	-	2,452,543	555,955	642,669	671,056	5,193,825
Class C	-	515,399	5,464	25,560	95,918	687,062
Class I	-	41,648	39,506	4,463	13,516	113,034
Cost of shares redeemed
Class A	(12,638,423)	(4,695,428)	(29,726,519)	(15,678,562)	(23,071,818)	(16,613,778)
Class C	(1,040,253)	(608,765)	(1,543,450)	(1,426,663)	(1,701,660)	(1,091,308)
Class I	(25,304)	(210,850)	(1,564,989)	(235,857)	(196,871)	(985,318)

Net increase (decrease) in net assets from share transactions of beneficial interest	(2,352,171)	8,224,455	8,902,238	18,323,125	9,440,170	4,879,232

Total Increase in Net Assets	1,990,970	4,978,218	21,468,108	18,850,796	19,584,605	2,177,142

Net Assets:
Beginning of period	25,029,229	20,051,011	77,388,074	58,537,278	62,551,048	60,373,906

End of period*	$27,020,199	$25,029,229	$98,856,182	$77,388,074	$82,135,653	$62,551,048

* Includes accumulated net investment income (loss) at end of period	$(227,414)	$(112,683)	$88,682	$(274,483)	$(85,093)	$(214,045)

Share Activity:
Shares Sold
Class A	1,412,044	1,423,889	3,344,583	3,711,299	3,551,281	2,009,044
Class C	107,222	114,375	122,174	292,735	414,212	314,086
Class I	54,291	44,337	1,157,000	178,098	330,898	110,605
Shares Reinvested
Class A	-	350,864	65,793	76,966	86,812	718,371
Class C	-	87,504	664	3,148	14,894	113,004
Class I	-	5,907	4,675	534	1,730	15,505
Shares Redeemed
Class A	(1,741,621)	(706,090)	(3,390,201)	(1,893,709)	(2,895,329)	(2,317,721)
Class C	(175,323)	(100,152)	(184,030)	(177,184)	(258,305)	(180,263)
Class I	(3,580)	(30,623)	(175,352)	(28,138)	(24,333)	(136,022)

Net increase (decrease) in shares of beneficial interest outstanding	(346,967)	1,190,011	945,306	2,163,749	1,221,860	646,609

The accompanying notes are an integral part of these financial statements.

Timothy Plan Funds

Statements of Changes in Net Assets (Continued)

	Small Cap Value Fund		Large/Mid Cap Value Fund		Fixed Income Fund

	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2017	Year Ended September 30, 2016
Operations:
Net investment income (loss)	$174,210	$(102,494)	$366,696	$(63,043)	$1,081,386	$1,132,812
Net realized gain (loss) from investments and foreign currency translations	9,445,306	1,403,949	13,916,124	2,267,246	(39,983)	70,867
Capital gain dividends from REITs	102,356	9,918	12,498	65,206	-	-
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	15,135,696	8,551,910	9,553,606	8,267,200	(2,031,650)	1,854,779

Net increase (decrease) in net assets resulting from operations	24,857,568	9,863,283	23,848,924	10,536,609	(990,247)	3,058,458

Distributions to Shareholders:
Net investment income
Class A	-	-	-	-	(1,274,991)	(1,177,146)
Class C	-	-	-	-	(87,395)	(58,563)
Class I	-	-	-	-	(28,822)	(5,499)
Net realized gains
Class A	(1,379,261)	(6,897,842)	(1,940,987)	(16,483,862)	-	-
Class C	(197,580)	(1,028,884)	(312,832)	(2,525,475)	-	-
Class I	(95,030)	(137,683)	(78,954)	(420,027)	-	-

Total dividends and distributions to shareholders	(1,671,871)	(8,064,409)	(2,332,773)	(19,429,364)	(1,391,208)	(1,241,208)

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class A	34,063,961	30,092,717	44,668,663	48,007,995	29,145,764	32,750,066
Class C	3,051,009	1,930,487	5,127,515	4,416,018	3,385,129	3,152,958
Class I	15,600,425	1,688,930	15,746,538	2,533,303	2,319,134	683,578
Reinvestment of dividends and distributions
Class A	1,332,783	6,620,002	1,782,051	15,246,790	1,137,339	1,029,560
Class C	189,394	966,913	278,290	2,183,543	74,448	49,825
Class I	79,726	129,683	74,220	358,505	25,178	5,499
Cost of shares redeemed
Class A	(36,134,908)	(15,559,182)	(51,593,275)	(36,698,931)	(38,428,316)	(15,357,156)
Class C	(2,277,120)	(1,495,014)	(4,692,501)	(2,801,607)	(3,243,896)	(2,254,369)
Class I	(1,277,488)	(412,706)	(3,161,750)	(828,259)	(771,465)	(610,256)

Net increase (decrease) in net assets from share transactions of beneficial interest	14,627,782	23,961,830	8,229,751	32,417,357	(6,356,685)	19,449,705

Total Increase (Decrease) in Net Assets	37,813,479	25,760,704	29,745,902	23,524,602	(8,738,140)	21,266,955

Net Assets:
Beginning of period	107,452,577	81,691,873	180,497,511	156,972,909	96,366,423	75,099,468

End of period*	$145,266,056	$107,452,577	$210,243,413	$180,497,511	$87,628,283	$96,366,423

* Includes accumulated net investment income (loss) at end of period	$71,470	$(102,740)	$296,232	$(69,271)	$340,631	$324,438

Share Activity:
Shares Sold
Class A	1,841,275	1,882,925	2,470,843	2,835,690	2,846,241	3,173,802
Class C	213,742	156,174	341,567	314,051	343,433	317,784
Class I	849,133	100,485	856,447	150,827	229,120	66,251
Shares Reinvested
Class A	70,705	430,150	100,624	939,420	111,777	99,386
Class C	13,180	81,459	18,918	160,319	7,594	4,987
Class I	4,189	8,371	4,160	21,981	2,487	533
Shares Redeemed
Class A	(1,954,274)	(1,004,301)	(2,845,566)	(2,204,996)	(3,761,593)	(1,487,222)
Class C	(159,590)	(124,194)	(313,752)	(197,741)	(329,334)	(226,631)
Class I	(66,949)	(25,157)	(169,874)	(48,600)	(75,731)	(59,905)

Net increase (decrease) in shares of beneficial interest outstanding	811,411	1,505,912	463,367	1,970,951	(626,006)	1,888,985

The accompanying notes are an integral part of these financial statements.

Timothy Plan Funds

Statements of Changes in Net Assets (Continued)

	High Yield Bond Fund		Israel Common Values Fund		Defensive Strategies Fund

	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2017	Year Ended September 30, 2016
Operations:
Net investment income (loss)	$2,020,983	$1,935,693	$133,738	$(176,879)	$(48,943)	$237,014
Net realized gain (loss) from investments and foreign currency translations	422,511	(935,586)	689,047	(324,559)	272,119	(1,915,896)
Capital gain dividends from REITs	-	-	-	-	94,148	206,920
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	1,248,316	3,461,231	5,289,562	2,645,020	(1,377,738)	8,550,989

Net increase (decrease) in net assets resulting from operations	3,691,810	4,461,338	6,112,347	2,143,582	(1,060,414)	7,079,027

Distributions to Shareholders:
Net investment income
Class A	(1,652,789)	(1,790,913)	(265,667)	-	(208,348)	-
Class C	(92,483)	(87,942)	(49,930)	-	-	-
Class I	(248,296)	(45,400)	(10,636)	-	(2,838)	-
From net realized gains
Class A	-	-	-	-	-	-
Class C	-	-	-	-	-	-
Class I	-	-	-	-	-	-

Total dividends and distributions to shareholders	(1,993,568)	(1,924,255)	(326,233)	-	(211,186)	-

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class A	31,183,806	24,017,263	24,717,238	5,321,650	12,582,965	21,058,691
Class C	806,793	525,354	3,951,474	1,814,336	1,389,434	1,397,370
Class I	11,795,627	845,583	1,727,826	270,177	2,620,051	327,197
Reinvestment of dividends and distributions
Class A	1,432,008	1,544,213	245,204	-	196,408	-
Class C	83,410	79,858	43,283	-	-	-
Class I	153,646	14,011	8,532	-	2,381	-
Cost of shares redeemed
Class A	(30,260,787)	(15,001,868)	(10,511,012)	(2,750,868)	(30,288,144)	(30,050,425)
Class C	(563,008)	(377,771)	(1,335,601)	(794,156)	(4,160,352)	(7,357,766)
Class I	(3,979,380)	(2,079,004)	(275,995)	(24,354)	(381,311)	(123,433)

Net increase (decrease) in net assets from share transactions of beneficial interest	10,652,115	9,567,639	18,570,949	3,836,785	(18,038,568)	(14,748,366)

Total Increase (Decrease) in Net Assets	12,350,357	12,104,722	24,357,063	5,980,367	(19,310,168)	(7,669,339)

Net Assets:
Beginning of period	53,855,118	41,750,396	20,694,552	14,714,185	78,734,175	86,403,514

End of period*	$66,205,475	$53,855,118	$45,051,615	$20,694,552	$59,424,007	$78,734,175

* Includes accumulated net investment income (loss) at end of period	$113,120	$85,705	$(1,027,201)	$(895,856)	$(12,867)	$2,970,065

Share Activity:
Shares Sold
Class A	3,356,207	2,742,134	1,786,768	461,537	1,108,876	1,934,784
Class C	86,106	59,795	302,596	163,402	128,104	132,615
Class I	1,273,172	94,126	123,082	22,627	232,834	29,889
Shares Reinvested
Class A	154,827	177,482	19,538	-	17,351	-
Class C	8,921	9,081	3,568	-	-	-
Class I	16,553	1,599	679	-	211	-
Shares Redeemed
Class A	(3,278,174)	(1,718,478)	(748,818)	(233,549)	(2,701,606)	(2,748,219)
Class C	(60,370)	(42,767)	(99,863)	(70,715)	(384,962)	(697,585)
Class I	(427,863)	(243,426)	(19,084)	(2,247)	(33,852)	(10,792)

Net increase (decrease) in shares of beneficial interest outstanding	1,129,379	1,079,546	1,368,466	341,055	(1,633,044)	(1,359,308)

The accompanying notes are an integral part of these financial statements.

Timothy Plan Funds

Statements of Changes in Net Assets (Continued)

	Strategic Growth Fund		Conservative Growth Fund		Emerging Markets Fund

	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2017	Year Ended September 30, 2016
Operations:
Net investment income (loss)	$(230,099)	$(209,030)	$(187,665)	$(224,509)	$97,810	$30,501
Net realized gain (loss) from investments and foreign currency translations	338,897	(448,605)	170,419	(1,151,302)	417,866	(754,177)
Capital gain distributions from affiliated funds	109,062	1,314,297	126,976	1,035,661	-	-
Net change in unrealized appreciation (depreciation) on investments, affiliated funds and foreign currency translations	2,933,572	937,576	3,046,851	2,479,474	2,388,280	2,655,529

Net increase in net assets resulting from operations	3,151,432	1,594,238	3,156,581	2,139,324	2,903,956	1,931,853

Distributions to Shareholders:
Net Investment Income
Class A	-	(112,223)	-	(236,640)	(43,769)	-
Class C	-	-	-	-	-	-
Class I	-	-	-	-	(4,732)	-
From net realized gains
Class A	-	-	-	(2,639,009)	-	-
Class C	-	-	-	(682,167)	-	-
Class I	-	-	-	-	-	-

Total dividends and distributions to shareholders	-	(112,223)	-	(3,557,816)	(48,501)	-

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class A	4,166,453	4,032,536	6,702,813	5,470,344	11,239,828	2,572,036
Class C	785,628	787,803	1,695,154	1,602,781	1,505,369	365,496
Class I	-	-	-	-	952,797	507,804
Reinvestment of dividends and distributions
Class A	-	109,450	-	2,757,111	41,696	-
Class C	-	-	-	646,209	-	-
Class I	-	-	-	-	4,324	-
Cost of shares redeemed
Class A	(6,834,735)	(5,652,166)	(8,654,305)	(7,421,419)	(3,799,619)	(3,118,821)
Class C	(1,715,590)	(1,364,045)	(2,943,388)	(2,343,151)	(316,701)	(134,303)
Class I	-	-	-	-	(135,941)	(214,533)

Net increase (decrease) in net assets from share transactions of beneficial interest	(3,598,244)	(2,086,422)	(3,199,726)	711,875	9,491,753	(22,321)

Total Increase (Decrease) in Net Assets	(446,812)	(604,407)	(43,145)	(706,617)	12,347,208	1,909,532

Net Assets:
Beginning of period	40,179,870	40,784,277	55,133,908	55,840,525	8,717,953	6,808,421

End of period*	$39,733,058	$40,179,870	$55,090,763	$55,133,908	$21,065,161	$8,717,953

* Includes accumulated net investment income (loss) at end of period	$(260,506)	$(210,011)	$(236,547)	$(226,602)	$46,816	$3,627

Share Activity:
Shares Sold
Class A	464,147	480,831	655,267	554,370	1,274,463	363,891
Class C	96,618	102,532	180,953	175,034	176,963	53,058
Class I	-	-	-	-	107,396	65,927
Shares Reinvested
Class A	-	13,045	-	287,499	5,122	-
Class C	-	-	-	72,689	-	-
Class I	-	-	-	-	529	-
Shares Redeemed
Class A	(762,256)	(667,629)	(845,604)	(755,679)	(426,808)	(425,373)
Class C	(211,295)	(176,799)	(312,252)	(256,362)	(36,280)	(19,113)
Class I	-	-	-	-	(14,747)	(31,018)

Net increase (decrease) in shares of beneficial interest outstanding	(412,786)	(248,020)	(321,636)	77,551	1,086,638	7,372

The accompanying notes are an integral part of these financial statements.

Timothy Plan Funds

Statements of Changes in Net Assets (Continued)

	Growth & Income Fund

	Year Ended September 30, 2017	Year Ended September 30, 2016
Operations:
Net investment income	$10,837	$68,916
Net realized gain (loss) from investments	3,128,758	(1,285,364)
Capital gain dividends from REITs	13,128	4,777
Net change in unrealized appreciation (depreciation) on investments	(1,372,106)	2,103,587

Net increase in net assets resulting from operations	1,780,617	891,916

Distributions to Shareholders:
Net Investment Income
Class A	(21,156)	(63,627)
Class I	(5,642)	(3,765)

Total dividends and distributions to shareholders	(26,798)	(67,392)

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class A	6,564,420	15,061,831
Class C	928,371	694,150
Class I	775,543	314,655
Reinvestment of dividends and distributions
Class A	20,338	62,209
Class I	5,224	3,498
Cost of shares redeemed
Class A	(14,180,161)	(5,764,625)
Class C	(1,069,371)	(1,040,757)
Class I	(275,644)	(329,849)

Net increase (decrease) in net assets from share transactions of beneficial interest	(7,231,280)	9,001,112

Total Increase (Decrease) in Net Assets	(5,477,461)	9,825,636

Net Assets:
Beginning of period	41,107,233	31,281,597

End of period*	$35,629,772	$41,107,233

* Includes accumulated net investment income (loss) at end of period	$-	$1,949

Share Activity:
Shares Sold
Class A	604,205	1,423,716
Class C	87,468	66,702
Class I	71,030	29,170
Shares Reinvested
Class A	1,881	5,792
Class I	480	324
Shares Redeemed
Class A	(1,299,652)	(543,935)
Class C	(100,879)	(100,357)
Class I	(25,176)	(31,110)

Net increase (decrease) in shares of beneficial interest outstanding	(660,643)	850,302

The accompanying notes are an integral part of these financial statements.

Timothy Aggressive Growth Fund (Class A Shares)

Selected data based on a share outstanding throughout each period

	For the Year ended September 30, 2017	For the Year ended September 30, 2016		For the Year ended September 30, 2015	For the Year ended September 30, 2014	For the Year ended September 30, 2013

Net asset value, beginning of year	$6.82	$7.98		$9.18	$9.00	$7.10

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (A)	(0.08)	(0.04)		(0.08)	(0.11)	(0.09)
Net realized and unrealized gain (loss) on investments	1.36	(0.02	) (B)	(0.05)	0.84	1.99

Total from investment operations	1.28	(0.06)		(0.13)	0.73	1.90

LESS DISTRIBUTIONS:
From net realized gains on investments	-	(1.10)		(1.07)	(0.55)	-

Total distributions	-	(1.10)		(1.07)	(0.55)	-

Net asset value, end of year	$8.10	$6.82		$7.98	$9.18	$9.00

Total return (C)(D)	18.77%	(1.03)%		(2.35)%	8.22%	26.76%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$22,549	$21,209		$16,306	$19,268	$17,727
Ratios to average net assets
Expenses, before waiver and reimbursement	1.69%	1.69%		1.77%	1.74%	-
Expenses, net waiver and reimbursement	1.59%	1.59%		1.67%	1.73%	1.86%
Net investment loss, before waiver and reimbursement	(1.12)%	(0.73)%		(1.04)%	(1.19)%	-
Net investment loss, net waiver and reimbursement	(1.02)%	(0.63)%		(0.94)%	(1.18)%	(1.20)%
Portfolio turnover rate	151%	124%		144%	91%	120%
(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(B)	Realized and unrealized gains per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.
(C)	Total return calculation does not reflect sales load.
(D)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

The accompanying notes are an integral part of these financial statements.

Timothy Aggressive Growth Fund (Class C Shares)

Selected data based on a share outstanding throughout each period

	For the Year ended September 30, 2017	For the Year ended September 30, 2016		For the Year ended September 30, 2015	For the Year ended September 30, 2014	For the Year ended September 30, 2013

Net asset value, beginning of year	$5.71	$6.90		$8.13	$8.09	$6.43

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (A)	(0.11)	(0.08)		(0.13)	(0.16)	(0.14)
Net realized and unrealized gain (loss) on investments	1.13	(0.01	) (B)	(0.03)	0.75	1.80

Total from investment operations	1.02	(0.09)		(0.16)	0.59	1.66

LESS DISTRIBUTIONS:
From net realized gains on investments	-	(1.10)		(1.07)	(0.55)	-

Total distributions	-	(1.10)		(1.07)	(0.55)	-

Net asset value, end of year	$6.73	$5.71		$6.90	$8.13	$8.09

Total return (C)(D)	17.86%	(1.73)%		(3.10)%	7.37%	25.82%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$3,584	$3,426		$3,442	$3,458	$2,892
Ratios to average net assets
Expenses, before waiver and reimbursement	2.44%	2.44%		2.52%	2.49%	-
Expenses, net waiver and reimbursement	2.34%	2.34%		2.42%	2.48%	2.60%
Net investment loss, before waiver and reimbursement	(1.88)%	(1.47)%		(1.78)%	(1.94)%	-
Net investment loss, net waiver and reimbursement	(1.78)%	(1.37)%		(1.69)%	(1.93)%	(1.94)%
Portfolio turnover rate	151%	124%		144%	91%	120%
(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(B)	Realized and unrealized gains per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.
(C)	Total return calculation does not reflect redemption fee.
(D)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

The accompanying notes are an integral part of these financial statements.

Timothy Aggressive Growth Fund (Class I Shares)

Selected data based on a share outstanding throughout each period

	For the Year ended September 30, 2017	For the Year ended September 30, 2016		For the Year ended September 30, 2015	For the Year ended September 30, 2014	For the Period ended September 30, 2013 (A)

Net asset value, beginning of period	$6.89	$8.03		$9.21	$9.01	$8.87

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (B)	(0.06)	(0.03)		(0.06)	(0.07)	-	*
Net realized and unrealized gain (loss) on investments	1.38	(0.01	) (C)	(0.05)	0.82	0.14

Total from investment operations	1.32	(0.04)		(0.11)	0.75	0.14

LESS DISTRIBUTIONS:
From net realized gains on investments	-	(1.10)		(1.07)	(0.55)	-

Total distributions	-	(1.10)		(1.07)	(0.55)	-

Net asset value, end of period	$8.21	$6.89		$8.03	$9.21	$9.01

Total return (D)	19.16%	(0.75)%		(2.10)%	8.43%	1.58%	(E)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$887	$395		$303	$140	$102	+
Ratios to average net assets
Expenses, before waiver and reimbursement	1.44%	1.44%		1.52%	1.33%	-
Expenses, net waiver and reimbursement	1.34%	1.34%		1.42%	1.28%	1.61%	(F)
Net investment income (loss), before waiver and reimbursement	(0.88)%	(0.48)%		(0.74)%	(0.78)%	-
Net investment loss, net waiver and reimbursement	(0.78)%	(0.38)%		(0.69)%	(0.73)%	(0.95)%	(F)
Portfolio turnover rate	151%	124%		144%	91%	120%	(E)

*Amount is less than $0.005 per share.

+Actual net assets not truncated.

(A)	For the period August 1, 2013 (Commencement of Operations) to September 30, 2013.
(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(C)	Realized and unrealized gains per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.
(D)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.
(E)	For periods of less than one full year, total return and turnover are not annualized.
(F)	Annualized.

The accompanying notes are an integral part of these financial statements.

Timothy International Fund (Class A Shares)

Selected data based on a share outstanding throughout each period

	For the Year ended September 30, 2017	For the Year ended September 30, 2016	For the Year ended September 30, 2015		For the Year ended September 30, 2014	For the Year ended September 30, 2013

Net asset value, beginning of year	$8.53	$8.47	$8.89		$8.65	$7.31

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	0.04	0.00 *	0.08		0.05	0.06
Net realized and unrealized gain (loss) on investments	1.38	0.15	(0.50)		0.36	1.34

Total from investment operations	1.42	0.15	(0.42)		0.41	1.40

LESS DISTRIBUTIONS:
From net investment income	(0.09)	(0.09)	-		(0.17)	(0.06)

Total distributions	(0.09)	(0.09)	-		(0.17)	(0.06)

Net asset value, end of year	$9.86	$8.53	$8.47		$8.89	$8.65

Total return (B)(C)	16.78%	1.85%	(4.72)%	(D)	4.74%	19.25%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$81,153	$70,013	$53,458		$54,709	$38,432
Ratios to average net assets
Expenses, before waiver and reimbursement	1.69%	1.68%	1.67%		1.69%	-
Expenses, net waiver and reimbursement	1.64%	1.63%	1.62%		1.68%	1.73%
Net investment income (loss) before waiver and reimbursement	0.35%	(0.03)%	0.88%		0.52%	-
Net investment income (loss), net waiver and reimbursement	0.40%	0.02%	0.93%		0.52%	0.70%
Portfolio turnover rate	42%	28%	30%		31%	29%

*Amount is less than $0.005 per share.

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(B)	Total return calculation does not reflect sales load.
(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.
(D)	As a result of a trade error, the Fund experienced a loss totaling $4,927.83 for the year ended September 30, 2015, all of which was reimbursed by the Advisor; there was no effect on total return due to trade error.

The accompanying notes are an integral part of these financial statements.

Timothy International Fund (Class C Shares)

Selected data based on a share outstanding throughout each period

	For the Year ended September 30, 2017	For the Year ended September 30, 2016	For the Year ended September 30, 2015		For the Year ended September 30, 2014		For the Year ended September 30, 2013

Net asset value, beginning of year	$8.25	$8.21	$8.67		$8.46		$7.15

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	(0.03)	(0.06)	0.02		(0.02)		-
Net realized and unrealized gain (loss) on investments	1.34	0.15	(0.48)		0.35	(B)	1.31

Total from investment operations	1.31	0.09	(0.46)		0.33		1.31

LESS DISTRIBUTIONS:
From net investment income	(0.01)	(0.05)	-		(0.12)		-

Total distributions	(0.01)	(0.05)	-		(0.12)		-

Net asset value, end of year	$9.55	$8.25	$8.21		$8.67		$8.46

Total return (C)(D)	15.93%	1.09%	(5.31)%	(E)	3.87%		18.32%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$4,620	$4,495	$3,498		$3,336		$2,446
Ratios to average net assets
Expenses, before waiver and reimbursement	2.44%	2.43%	2.41%		2.44%		-
Expenses, net waiver and reimbursement	2.39%	2.38%	2.36%		2.44%		2.47%
Net investment income (loss) before waiver and reimbursement	(0.41)%	(0.74)%	0.17%		(0.21)%		-
Net investment income (loss), net waiver and reimbursement	(0.36)%	(0.69)%	0.18%		(0.20)%		(0.01)%
Portfolio turnover rate	42%	28%	30%		31%		29%
(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(B)	Realized and unrealized gains per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.
(C)	Total return calculation does not reflect redemption fee.
(D)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.
(E)	As a result of a trade error, the Fund experienced a loss totaling $4,927.83 for the year ended September 30, 2015, all of which was reimbursed by the Advisor; there was no effect on total return due to trade error.

The accompanying notes are an integral part of these financial statements.

Timothy International Fund (Class I Shares)

Selected data based on a share outstanding throughout each period

	For the Year ended September 30, 2017	For the Year ended September 30, 2016		For the Year ended September 30, 2015		For the Year ended September 30, 2014	For the Period ended September 30, 2013 (A)

Net asset value, beginning of period	$8.55	$8.49		$8.88		$8.65	$8.46

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (B)	0.07	0.02		0.15		0.08	0.02
Net realized and unrealized gain (loss) on investments	1.38	0.15	(C)	(0.54)		0.34	0.17

Total from investment operations	1.45	0.17		(0.39)		0.42	0.19

LESS DISTRIBUTIONS:
From net investment income	(0.11)	(0.11)		-		(0.19)	-

Total distributions	(0.11)	(0.11)		-		(0.19)	-

Net asset value, end of period	$9.89	$8.55		$8.49		$8.88	$8.65

Total return (D)	17.18%	2.08%		(4.39)%	(E)	4.85%	2.25%	(F)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$13,083	$2,880		$1,581		$461	$102	+
Ratios to average net assets
Expenses, before waiver and reimbursement	1.43%	1.45%		1.42%		1.38%	-
Expenses, net waiver and reimbursement	1.38%	1.39%		1.37%		1.38%	1.48%	(G)
Net investment income, before waiver and reimbursement	0.74%	0.22%		1.13%		0.85%	-
Net investment income, net waiver and reimbursement	0.79%	0.29%		1.18%		0.86%	0.95%	(G)
Portfolio turnover rate	42%	28%		30%		31%	29%	(F)

+ Actual net assets not truncated.

(A)	For the period August 1, 2013 (Commencement of Operations) to September 30, 2013.
(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(C)	Realized and unrealized gains per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.
(D)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.
(E)	As a result of a trade error, the Fund experienced a loss totaling $4,927.83 for the year ended September 30, 2015, all of which was reimbursed by the Advisor; there was no effect on total return due to trade error.
(F)	For periods of less than one full year, total return and turnover are not annualized.
(G)	Annualized.

The accompanying notes are an integral part of these financial statements.

Timothy Large/Mid Cap Growth Fund (Class A Shares)

Selected data based on a share outstanding throughout each period

	For the Year ended September 30, 2017	For the Year ended September 30, 2016	For the Year ended September 30, 2015		For the Year ended September 30, 2014	For the Year ended September 30, 2013

Net asset value, beginning of year	$7.46	$7.75	$8.66		$8.36	$7.30

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (A)	(0.01)	(0.02)	(0.01)		(0.01)	(0.02)
Net realized and unrealized gain on investments	1.23	0.51	0.03	(B)	1.15	1.51

Total from investment operations	1.22	0.49	0.02		1.14	1.49

LESS DISTRIBUTIONS:
From net realized gains on investments	(0.09)	(0.78)	(0.93)		(0.84)	(0.43)

Total distributions	(0.09)	(0.78)	(0.93)		(0.84)	(0.43)

Net asset value, end of year	$8.59	$7.46	$7.75		$8.66	$8.36

Total return (C)(D)	16.53%	6.65%	(0.35)%		14.70%	21.62%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$68,291	$53,827	$52,682		$56,073	$48,411
Ratios to average net assets
Expenses, before waiver and reimbursement	1.52%	1.54%	1.56%		1.57%	-
Expenses, net waiver and reimbursement	1.47%	1.49%	1.51%		1.57%	1.59%
Net investment loss, before waiver and reimbursement	(0.19)%	(0.38)%	(0.14)%		(0.18)%	-
Net investment loss, net waiver and reimbursement	(0.14)%	(0.33)%	(0.09)%		(0.17)%	(0.24)%
Portfolio turnover rate	76%	71%	73%		61%	91%
(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(B)	Realized and unrealized gains per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.
(C)	Total return calculation does not reflect sales load.
(D)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

The accompanying notes are an integral part of these financial statements.

Timothy Large/Mid Cap Growth Fund (Class C Shares)

Selected data based on a share outstanding throughout each period

	For the Year ended September 30, 2017	For the Year ended September 30, 2016	For the Year ended September 30, 2015		For the Year ended September 30, 2014	For the Year ended September 30, 2013

Net asset value, beginning of year	$6.24	$6.64	$7.60		$7.49	$6.63

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (A)	(0.06)	(0.07)	(0.06)		(0.07)	(0.07)
Net realized and unrealized gain on investments	1.02	0.45	0.03	(B)	1.02	1.36

Total from investment operations	0.96	0.38	(0.03)		0.95	1.29

LESS DISTRIBUTIONS:
From net realized gains on investments	(0.09)	(0.78)	(0.93)		(0.84)	(0.43)

Total distributions	(0.09)	(0.78)	(0.93)		(0.84)	(0.43)

Net asset value, end of year	$7.11	$6.24	$6.64		$7.60	$7.49

Total return (C)(D)	15.58%	6.04%	(1.14)%		13.84%	20.74%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$9,909	$7,636	$6,490		$5,929	$5,041
Ratios to average net assets
Expenses, before waiver and reimbursement	2.27%	2.30%	2.31%		2.32%	-
Expenses, net waiver and reimbursement	2.22%	2.24%	2.26%		2.32%	2.34%
Net investment loss, before waiver and reimbursement	(0.94)%	(1.14)%	(0.88)%		(0.93)%	-
Net investment loss, net waiver and reimbursement	(0.89)%	(1.08)%	(0.84)%		(0.93)%	(0.99)%
Portfolio turnover rate	76%	71%	73%		61%	91%
(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(B)	Realized and unrealized gains per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.
(C)	Total return calculation does not reflect redemption fee.
(D)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

The accompanying notes are an integral part of these financial statements.

Timothy Large/Mid Cap Growth Fund (Class I Shares)

Selected data based on a share outstanding throughout each period

	For the Year ended September 30, 2017	For the Year ended September 30, 2016	For the Year ended September 30, 2015		For the Year ended September 30, 2014		For the Period ended September 30, 2013 (A)

Net asset value, beginning of period	$7.54	$7.80	$8.69		$8.37		$8.31

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (B)	0.01	(0.01)	0.02		0.01		0.01
Net realized and unrealized gain on investments	1.24	0.53	0.02	(C)	1.15	(C)	0.05

Total from investment operations	1.25	0.52	0.04		1.16		0.06

LESS DISTRIBUTIONS:
From net realized gains on investments	(0.09)	(0.78)	(0.93)		(0.84)		-

Total distributions	(0.09)	(0.78)	(0.93)		(0.84)		-

Net asset value, end of period	$8.70	$7.54	$7.80		$8.69		$8.37

Total return (D)	16.75%	7.01%	(0.10)%		14.94%		0.72%	(E)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$3,936	$1,088	$1,202		$190		$101	+
Ratios to average net assets
Expenses, before waiver and reimbursement	1.26%	1.29%	1.31%		1.30%		-
Expenses, net waiver and reimbursement	1.21%	1.24%	1.26%		1.29%		1.34%	(F)
Net investment income (loss), before waiver and reimbursement	0.10%	(0.12)%	0.13%		0.13%		-
Net investment income (loss), net waiver and reimbursement	0.15%	(0.08)%	0.16%		0.14%		0.01%	(F)
Portfolio turnover rate	76%	71%	73%		61%		91%	(E)

+ Actual net assets not truncated.

(A)	For the period August 1, 2013 (Commencement of Operations) to September 30, 2013.
(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(C)	Realized and unrealized gains per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.
(D)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.
(E)	For periods of less than one full year, total return and turnover are not annualized.
(F)	Annualized.

The accompanying notes are an integral part of these financial statements.

Timothy Small Cap Value Fund (Class A Shares)

Selected data based on a share outstanding throughout each period

	For the Year ended September 30, 2017	For the Year ended September 30, 2016	For the Year ended September 30, 2015	For the Year ended September 30, 2014	For the Year ended September 30, 2013

Net asset value, beginning of year	$17.09	$16.93	$19.79	$20.30	$14.74

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	0.03	(0.01)	(0.07)	(0.04)	0.02
Net realized and unrealized gain on investments	3.63	1.65	0.64	1.57	5.57

Total from investment operations	3.66	1.64	0.57	1.53	5.59

LESS DISTRIBUTIONS:
From net investment income	-	-	-	-	(0.03)
From net realized gains on investments	(0.25)	(1.48)	(3.43)	(2.04)	-

Total distributions	(0.25)	(1.48)	(3.43)	(2.04)	(0.03)

Net asset value, end of year	$20.50	$17.09	$16.93	$19.79	$20.30

Total return (B)(C)	21.55%	10.67%	1.90%	7.61%	37.97%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$112,953	$94,871	$71,840	$71,997	$64,972
Ratios to average net assets
Expenses, before waiver and reimbursement	1.46%	1.48%	1.53%	1.53%	-
Expenses, net waiver and reimbursement	1.41%	1.44%	1.48%	1.52%	1.55%
Net investment income (loss), before waiver and reimbursement	0.13%	(0.09)%	(0.45)%	(0.25)%	-
Net investment income (loss), net waiver and reimbursement	0.18%	(0.04)%	(0.40)%	(0.25)%	0.11%
Portfolio turnover rate	57%	73%	30%	71%	73%
(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(B)	Total return calculation does not reflect sales load.
(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

The accompanying notes are an integral part of these financial statements.

Timothy Small Cap Value Fund (Class C Shares)

Selected data based on a share outstanding throughout each period

	For the Year ended September 30, 2017	For the Year ended September 30, 2016	For the Year ended September 30, 2015	For the Year ended September 30, 2014	For the Year ended September 30, 2013

Net asset value, beginning of year	$13.10	$13.42	$16.45	$17.30	$12.63

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (A)	(0.08)	(0.10)	(0.17)	(0.17)	(0.10)
Net realized and unrealized gain on investments	2.77	1.26	0.57	1.36	4.77

Total from investment operations	2.69	1.16	0.40	1.19	4.67

LESS DISTRIBUTIONS:
From net realized gains on investments	(0.25)	(1.48)	(3.43)	(2.04)	-

Total distributions	(0.25)	(1.48)	(3.43)	(2.04)	-

Net asset value, end of year	$15.54	$13.10	$13.42	$16.45	$17.30

Total return (B)(C)	20.70%	9.81%	1.14%	6.96%	36.98%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$13,210	$10,257	$8,981	$8,135	$7,539
Ratios to average net assets
Expenses, before waiver and reimbursement	2.21%	2.23%	2.28%	2.28%	-
Expenses, net waiver and reimbursement	2.16%	2.18%	2.23%	2.27%	2.30%
Net investment loss, before waiver and reimbursement	(0.62)%	(0.84)%	(1.19)%	(1.01)%	-
Net investment loss, net waiver and reimbursement	(0.57)%	(0.78)%	(1.14)%	(1.01)%	(0.65)%
Portfolio turnover rate	57%	73%	30%	71%	73%
(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(B)	Total return calculation does not reflect redemption fee.
(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

The accompanying notes are an integral part of these financial statements.

Timothy Small Cap Value Fund (Class I Shares)

Selected data based on a share outstanding throughout each period

	For the Year ended September 30, 2017	For the Year ended September 30, 2016	For the Year ended September 30, 2015	For the Year ended September 30, 2014		For the Period ended September 30, 2013(A)

Net asset value, beginning of period	$17.24	$17.03	$19.84	$20.29		$19.68

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (B)	0.08	0.04	(0.03)	0.02		(0.01)
Net realized and unrealized gain on investments	3.67	1.65	0.65	1.57	(C)	0.62

Total from investment operations	3.75	1.69	0.62	1.59		0.61

LESS DISTRIBUTIONS:
From net realized gains on investments	(0.25)	(1.48)	(3.43)	(2.04)		-

Total distributions	(0.25)	(1.48)	(3.43)	(2.04)		-

Net asset value, end of period	$20.74	$17.24	$17.03	$19.84		$20.29

Total return (D)	21.89%	10.92%	2.18%	7.93%		3.10%	(E)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$19,103	$2,324	$870	$532		$103	+
Ratios to average net assets
Expenses, before waiver and reimbursement	1.21%	1.26%	1.28%	1.27%		-
Expenses, net waiver and reimbursement	1.16%	1.20%	1.23%	1.27%		1.30%	(F)
Net investment income (loss), before waiver and reimbursement	0.38%	0.18%	(0.19)%	0.06%		-
Net investment income (loss), net waiver and reimbursement	0.43%	0.23%	(0.14)%	0.07%		0.36%	(F)
Portfolio turnover rate	57%	73%	30%	71%		73%	(E)

+Actual net assets not truncated.

(A)	For the period August 1, 2013 (Commencement of Operations) to September 30, 2013.
(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(C)	Realized and unrealized gains per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.
(D)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.
(E)	For periods of less than one full year, total return and turnover are not annualized. (F) Annualized.

The accompanying notes are an integral part of these financial statements.

Timothy Large/Mid Cap Value Fund (Class A Shares)

Selected data based on a share outstanding throughout each period

	For the Year ended September 30, 2017	For the Year ended September 30, 2016	For the Year ended September 30, 2015	For the Year ended September 30, 2014	For the Year ended September 30, 2013

Net asset value, beginning of year	$17.15	$18.20	$19.61	$18.14	$14.80

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	0.05	0.01	(0.01)	(0.01)	0.09
Net realized and unrealized gain on investments (B)	2.18	1.04	0.38	2.83	3.30

Total from investment operations	2.23	1.05	0.37	2.82	3.39

LESS DISTRIBUTIONS:
From net investment income	-	-	-	(0.09)	(0.05)
From net realized gains on investments	(0.22)	(2.10)	(1.78)	(1.26)	-

Total distributions	(0.22)	(2.10)	(1.78)	(1.35)	(0.05)

Net asset value, end of year	$19.16	$17.15	$18.20	$19.61	$18.14

Total return (C)(D)	13.10%	6.40%	1.59%	16.13%	23.00%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$167,056	$154,260	$135,091	$138,821	$114,657
Ratios to average net assets
Expenses, before waiver and reimbursement	1.49%	1.48%	1.48%	1.50%	-
Expenses, net waiver and reimbursement	1.41%	1.43%	1.43%	1.49%	1.49%
Net investment income (loss), before waiver and reimbursement	0.18%	(0.01)%	(0.13)%	(0.03)%	-
Net investment income (loss), net waiver and reimbursement	0.26%	0.04%	(0.08)%	(0.03)%	0.55%
Portfolio turnover rate	39%	45%	11%	37%	64%
(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(B)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not agree to the aggregate gains and losses in the Statement of Operations due to the fluctuations in share transactions.
(C)	Total return calculation does not reflect sales load.
(D)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

The accompanying notes are an integral part of these financial statements.

Timothy Large/Mid Cap Value Fund (Class C Shares)

Selected data based on a share outstanding throughout each period

	For the Year ended September 30, 2017	For the Year ended September 30, 2016	For the Year ended September 30, 2015	For the Year ended September 30, 2014	For the Year ended September 30, 2013

Net asset value, beginning of year	$14.30	$15.62	$17.19	$16.12	$13.20

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (A)	(0.07)	(0.10)	(0.14)	(0.13)	(0.03)
Net realized and unrealized gain on investments	1.81	0.88	0.35	2.49	2.95

Total from investment operations	1.74	0.78	0.21	2.36	2.92

LESS DISTRIBUTIONS:
From net investment income	-	-	-	(0.03)	-
From net realized gains on investments	(0.22)	(2.10)	(1.78)	(1.26)	-

Total distributions	(0.22)	(2.10)	(1.78)	(1.29)	-

Net asset value, end of year	$15.82	$14.30	$15.62	$17.19	$16.12

Total return (B)(C)	12.27%	5.64%	0.82%	15.21%	22.12%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$23,803	$20,855	$18,458	$16,778	$13,649
Ratios to average net assets
Expenses, before waiver and reimbursement	2.24%	2.23%	2.23%	2.25%	-
Expenses, net waiver and reimbursement	2.16%	2.18%	2.18%	2.24%	2.23%
Net investment loss, before waiver and reimbursement	(0.57)%	(0.76)%	(0.88)%	(0.78)%	-
Net investment loss, net waiver and reimbursement	(0.49)%	(0.70)%	(0.83)%	(0.77)%	(0.19)%
Portfolio turnover rate	39%	45%	11%	37%	64%
(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(B)	Total return calculation does not reflect redemption fee.
(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

The accompanying notes are an integral part of these financial statements.

Timothy Large/Mid Cap Value Fund (Class I Shares)

Selected data based on a share outstanding throughout each period

	For the Year ended September 30, 2017	For the Year ended September 30, 2016		For the Year ended September 30, 2015	For the Year ended September 30, 2014		For the Period ended September 30, 2013 (A)

Net asset value, beginning of period	$17.27	$18.26		$19.63	$18.13		$18.19

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (B)	0.10	0.05		0.03	0.05		0.03
Net realized and unrealized gain (loss) on investments	2.19	1.06	(C)	0.38	2.82	(C)	(0.09)

Total from investment operations	2.29	1.11		0.41	2.87		(0.06)

LESS DISTRIBUTIONS:
From net investment income	-	-		-	(0.11)		-
From net realized gains on investments	(0.22)	(2.10)		(1.78)	(1.26)		-

Total distributions	(0.22)	(2.10)		(1.78)	(1.37)		-

Net asset value, end of period	$19.34	$17.27		$18.26	$19.63		$18.13

Total return (D)	13.36%	6.74%		1.81%	16.09%		(0.33)%	(E)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$19,384	$5,382		$3,424	$1,442		$100	+
Ratios to average net assets
Expenses, before waiver and reimbursement	1.23%	1.25%		1.23%	1.23%		-
Expenses, net waiver and reimbursement	1.14%	1.19%		1.18%	1.23%		1.24%	(F)
Net investment income, before waiver and reimbursement	0.46%	0.24%		0.12%	0.25%		-
Net investment income, net waiver and reimbursement	0.55%	0.30%		0.18%	0.26%		0.80%	(F)
Portfolio turnover rate	39%	45%		11%	37%		64%	(E)

+ Actual net assets not truncated.

(A)	For the period August 1, 2013 (Commencement of Operations) to September 30, 2013.
(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(C)	Realized and unrealized gains per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.
(D)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.
(E)	For periods of less than one full year, total return and turnover are not annualized.
(F)	Annualized.

The accompanying notes are an integral part of these financial statements.

Timothy Fixed Income Fund (Class A Shares)

Selected data based on a share outstanding throughout each period

	For the Year ended September 30, 2017	For the Year ended September 30, 2016	For the Year ended September 30, 2015	For the Year ended September 30, 2014	For the Year ended September 30, 2013

Net asset value, beginning of year	$10.47	$10.27	$10.43	$10.43	$10.87

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.13	0.14	0.15	0.18	0.18
Net realized and unrealized gain (loss) on investments	(0.22)	0.21	(0.04)	0.10	(0.49)

Total from investment operations	(0.09)	0.35	0.11	0.28	(0.31)

LESS DISTRIBUTIONS:
From net investment income	(0.16)	(0.15)	(0.25)	(0.25)	(0.13)
From net realized gains on investments	-	-	(0.02)	(0.03)	-

Total distributions	(0.16)	(0.15)	(0.27)	(0.28)	(0.13)

Net asset value, end of year	$10.22	$10.47	$10.27	$10.43	$10.43

Total return (B)(C)	(0.81)%	3.47%	1.08%	2.64%	(2.82)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$75,858	$86,142	$66,107	$68,274	$67,558
Ratios to average net assets
Expenses, before waiver and reimbursement	1.30%	1.24%	1.28%	1.30%	1.27%
Expenses, net waiver and reimbursement	1.10%	1.04%	1.11%	1.14%	1.12%
Net investment income, before waiver and reimbursement	1.05%	1.19%	1.29%	1.60%	1.54%
Net investment income, net waiver and reimbursement	1.25%	1.39%	1.48%	1.75%	1.69%
Portfolio turnover rate	43%	40%	28%	18%	25%
(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(B)	Total return calculation does not reflect sales load.
(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

The accompanying notes are an integral part of these financial statements.

Timothy Fixed Income Fund (Class C Shares)

Selected data based on a share outstanding throughout each period

	For the Year ended September 30, 2017	For the Year ended September 30, 2016	For the Year ended September 30, 2015	For the Year ended September 30, 2014	For the Year ended September 30, 2013

Net asset value, beginning of year	$10.09	$9.89	$10.07	$10.07	$10.51

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.05	0.07	0.08	0.10	0.10
Net realized and unrealized gain (loss) on investments	(0.20)	0.19	(0.04)	0.11	(0.48)

Total from investment operations	(0.15)	0.26	0.04	0.21	(0.38)

LESS DISTRIBUTIONS:
From net investment income	(0.09)	(0.06)	(0.20)	(0.18)	(0.06)
From net realized gains on investments	-	-	(0.02)	(0.03)	-

Total distributions	(0.09)	(0.06)	(0.22)	(0.21)	(0.06)

Net asset value, end of year	$9.85	$10.09	$9.89	$10.07	$10.07

Total return (B)(C)	(1.49)%	2.66%	0.36%	2.02%	(3.57)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$9,637	$9,660	$8,510	$7,120	$7,958
Ratios to average net assets
Expenses, before waiver and reimbursement	2.06%	1.99%	2.03%	2.05%	2.03%
Expenses, net waiver and reimbursement	1.86%	1.79%	1.86%	1.90%	1.88%
Net investment income, before waiver and reimbursement	0.30%	0.46%	0.56%	0.85%	0.79%
Net investment income, net waiver and reimbursement	0.50%	0.65%	0.73%	1.00%	0.94%
Portfolio turnover rate	43%	40%	28%	18%	25%
(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(B)	Total return calculation does not reflect redemption fee.
(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

The accompanying notes are an integral part of these financial statements.

Timothy Fixed Income Fund (Class I Shares)

Selected data based on a share outstanding throughout each period

	For the Year ended September 30, 2017	For the Year ended September 30, 2016	For the Year ended September 30, 2015	For the Year ended September 30, 2014		For the Period ended September 30, 2013 (A)

Net asset value, beginning of period	$10.41	$10.20	$10.36	$10.34		$10.35

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (B)	0.16	0.17	0.18	0.41		0.04
Net realized and unrealized gain (loss) on investments	(0.23)	0.22	(0.05)	(0.08	) (C)	0.05

Total from investment operations	(0.07)	0.39	0.13	0.33		0.09

LESS DISTRIBUTIONS:
From net investment income	(0.19)	(0.18)	(0.27)	(0.28)		(0.10)
From net realized gains on investments	-	-	(0.02)	(0.03)		-

Total distributions	(0.19)	(0.18)	(0.29)	(0.31)		(0.10)

Net asset value, end of period	$10.15	$10.41	$10.20	$10.36		$10.34

Total return (D)	(0.64)%	3.91%	1.28%	3.16%		0.90%	(E)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$2,134	$564	$483	$103		$101	+
Ratios to average net assets
Expenses, before waiver and reimbursement	1.08%	0.96%	1.03%	(0.44)%		1.02%	(F)
Expenses, net waiver and reimbursement	0.88%	0.78%	0.87%	(0.64)%		0.87%	(F)
Net investment income, before waiver and reimbursement	1.37%	1.45%	1.58%	3.72%		1.79%	(F)
Net investment income, net waiver and reimbursement	1.57%	1.63%	1.73%	3.92%		1.94%	(F)
Portfolio turnover rate	43%	40%	28%	18%		25%	(E)

+ Actual net assets not truncated.

(A)	For the period August 1, 2013 (Commencement of Operations) to September 30, 2013.
(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(C)	Realized and unrealized gains per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.
(D)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.
(E)	For periods of less than one full year, total return and turnover are not annualized.
(F)	Annualized.

The accompanying notes are an integral part of these financial statements.

Timothy High Yield Bond Fund (Class A Shares)

Selected data based on a share outstanding throughout each period

	For the Year ended September 30, 2017	For the Year ended September 30, 2016	For the Year ended September 30, 2015	For the Year ended September 30, 2014	For the Year ended September 30, 2013

Net asset value, beginning of year	$9.11	$8.64	$9.49	$9.40	$9.46

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.34	0.36	0.40	0.44	0.49
Net realized and unrealized gain (loss) on investments	0.28	0.46	(0.85)	0.09	(0.08)

Total from investment operations	0.62	0.82	(0.45)	0.53	0.41

LESS DISTRIBUTIONS:
From net investment income	(0.33)	(0.35)	(0.40)	(0.44)	(0.47)

Total distributions	(0.33)	(0.35)	(0.40)	(0.44)	(0.47)

Net asset value, end of year	$9.40	$9.11	$8.64	$9.49	$9.40

Total return (B)(C)	6.94%	9.80%	(4.88)%	5.71%	4.42%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$52,950	$49,187	$36,279	$41,038	$35,578
Ratios to average net assets
Expenses, before waiver and reimbursement	1.32%	1.29%	1.30%	1.28%	-
Expenses, net waiver and reimbursement	1.27%	1.24%	1.25%	1.28%	1.33%
Net investment income, before waiver and reimbursement	3.66%	4.03%	4.28%	4.53%	-
Net investment income, net waiver and reimbursement	3.71%	4.08%	4.33%	4.53%	5.13%
Portfolio turnover rate	45%	27%	39%	53%	56%
(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(B)	Total return calculation does not reflect sales load.
(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

The accompanying notes are an integral part of these financial statements.

Timothy High Yield Bond Fund (Class C Shares)

Selected data based on a share outstanding throughout each period

	For the Year ended September 30, 2017	For the Year ended September 30, 2016	For the Year ended September 30, 2015	For the Year ended September 30, 2014	For the Year ended September 30, 2013

Net asset value, beginning of year	$9.22	$8.72	$9.57	$9.48	$9.55

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.28	0.30	0.33	0.37	0.43
Net realized and unrealized gain (loss) on investments	0.27	0.47	(0.86)	0.09	(0.09)

Total from investment operations	0.55	0.77	(0.53)	0.46	0.34

LESS DISTRIBUTIONS:
From net investment income	(0.26)	(0.27)	(0.32)	(0.37)	(0.41)

Total distributions	(0.26)	(0.27)	(0.32)	(0.37)	(0.41)

Net asset value, end of year	$9.51	$9.22	$8.72	$9.57	$9.48

Total return (B)(C)	6.04%	9.04%	(5.58)%	4.89%	3.54%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$3,539	$3,108	$2,714	$2,771	$2,236
Ratios to average net assets
Expenses, before waiver and reimbursement	2.07%	2.03%	2.05%	2.03%	-
Expenses, net waiver and reimbursement	2.02%	1.98%	2.00%	2.03%	2.07%
Net investment income, before waiver and reimbursement	2.91%	3.30%	3.53%	3.78%	-
Net investment income, net waiver and reimbursement	2.96%	3.35%	3.57%	3.79%	4.39%
Portfolio turnover rate	45%	27%	39%	53%	56%
(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(B)	Total return calculation does not reflect redemption fee.
(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

The accompanying notes are an integral part of these financial statements.

Timothy High Yield Bond Fund (Class I Shares)

Selected data based on a share outstanding throughout each period

	For the Year ended September 30, 2017	For the Year ended September 30, 2016	For the Year ended September 30, 2015	For the Year ended September 30, 2014	For the Period ended September 30, 2013 (A)

Net asset value, beginning of period	$9.12	$8.65	$9.50	$9.40	$9.48

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (B)	0.37	0.39	0.43	0.47	0.07
Net realized and unrealized gain (loss) on investments	0.28	0.46	(0.86)	0.10	(0.06)

Total from investment operations	0.65	0.85	(0.43)	0.57	0.01

LESS DISTRIBUTIONS:
From net investment income	(0.36)	(0.38)	(0.42)	(0.47)	(0.09)

Total distributions	(0.36)	(0.38)	(0.42)	(0.47)	(0.09)

Net asset value, end of period	$9.41	$9.12	$8.65	$9.50	$9.40

Total return (C)	7.21%	10.12%	(4.62)%	6.07%	0.15%	(D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$9,717	$1,560	$2,758	$241	$100	+
Ratios to average net assets
Expenses, before waiver and reimbursement	1.06%	0.96%	1.06%	0.90%	-
Expenses, net waiver and reimbursement	1.01%	0.92%	1.00%	0.89%	1.08%	(E)
Net investment income, before waiver and reimbursement	3.89%	4.38%	4.55%	4.77%	-
Net investment income, net waiver and reimbursement	3.94%	4.42%	4.58%	4.78%	5.38%	(E)
Portfolio turnover rate	45%	27%	39%	53%	56%	(D)

+ Actual net assets not truncated.

(A)	For the period August 1, 2013 (Commencement of Operations) to September 30, 2013.
(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.
(D)	For periods of less than one full year, total return and turnover are not annualized.
(E)	Annualized.

The accompanying notes are an integral part of these financial statements.

Timothy Israel Common Values Fund (Class A Shares)

Selected data based on a share outstanding throughout each period

	For the Year ended September 30, 2017	For the Year ended September 30, 2016	For the Year ended September 30, 2015	For the Year ended September 30, 2014	For the Year ended September 30, 2013

Net asset value, beginning of year	$12.45	$11.10	$12.31	$12.69	$10.17

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(A)	0.07	(0.09)	(0.10)	(0.08)	(0.06)
Net realized and unrealized gain (loss) on investments	2.58	1.44	(1.11)	0.37	2.58

Total from investment operations	2.65	1.35	(1.21)	0.29	2.52

LESS DISTRIBUTIONS:
From net investment income	(0.19)	-	-	(0.67)	-

Total distributions	(0.19)	-	-	(0.67)	-

Net asset value, end of year	$14.91	$12.45	$11.10	$12.31	$12.69

Total return (B)(C)	21.62%	12.16%	(9.83)%	2.21%	24.78%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$34,958	$16,030	$11,756	$13,792	$10,295
Ratio of expenses to average net assets	1.80%	1.96%	1.93%	1.98%	2.24%
Ratio of net investment income (loss) to average net assets	0.54%	(0.82)%	(0.83)%	(0.64)%	(0.57)%
Portfolio turnover rate	10%	38%	24%	11%	30%
(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(B)	Total return calculation does not reflect sales load.
(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

Timothy Israel Common Values Fund (Class C Shares)

Selected data based on a share outstanding throughout each period

	For the Year ended September 30, 2017	For the Year ended September 30, 2016	For the Year ended September 30, 2015	For the Year ended September 30, 2014	For the Year ended September 30, 2013

Net asset value, beginning of year	$12.01	$10.78	$12.05	$12.50	$10.09

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (A)	(0.03)	(0.18)	(0.18)	(0.18)	(0.13)
Net realized and unrealized gain (loss) on investments	2.48	1.41	(1.09)	0.37	2.54

Total from investment operations	2.45	1.23	(1.27)	0.19	2.41

LESS DISTRIBUTIONS:
From net investment income	(0.13)	-	-	(0.64)	-

Total distributions	(0.13)	-	-	(0.64)	-

Net asset value, end of year	$14.33	$12.01	$10.78	$12.05	$12.50

Total return (B)(C)	20.60%	11.41%	(10.54)%	1.40%	23.89%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$7,905	$4,144	$2,722	$2,342	$943
Ratio of expenses to average net assets	2.56%	2.71%	2.68%	2.74%	2.99%
Ratio of net investment loss to average net assets	(0.21)%	(1.57)%	(1.59)%	(1.38)%	(1.32)%
Portfolio turnover rate	10%	38%	24%	11%	30%
(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(B)	Total return calculation does not reflect redemption fee.
(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

Timothy Israel Common Values Fund (Class I Shares)

Selected data based on a share outstanding throughout each period

	For the Year ended September 30, 2017	For the Year ended September 30, 2016	For the Year ended September 30, 2015	For the Year ended September 30, 2014	For the Period ended September 30, 2013 (A)

Net asset value, beginning of period	$12.50	$11.11	$12.29	$12.67	$12.21

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (B)	0.12	(0.08)	(0.03)	(0.05)	0.01
Net realized and unrealized gain (loss) on investments	2.57	1.47	(1.15)	0.37	0.45

Total from investment operations	2.69	1.39	(1.18)	0.32	0.46

LESS DISTRIBUTIONS:
From net investment income	(0.22)	-	-	(0.70)	-

Total distributions	(0.22)	-	-	(0.70)	-

Net asset value, end of period	$14.97	$12.50	$11.11	$12.29	$12.67

Total return (C)	21.87%	12.51%	(9.60)%	2.36%	3.77%	(D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$2,189	$520	$236	$13	$104	+
Ratio of expenses to average net assets	1.56%	1.72%	1.68%	1.78%	1.99%	(E)
Ratio of net investment income (loss) to average net assets	0.83%	(0.58)%	(0.58)%	(0.36)%	(0.32)%	(E)
Portfolio turnover rate	10%	38%	24%	11%	30%	(D)

+ Actual net assets not truncated.

(A)	For the period August 1, 2013 (Commencement of Operations) to September 30, 2013.
(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
(D)	For periods of less than one full year, total return and turnover are not annualized.
(E)	Annualized.

The accompanying notes are an integral part of these financial statements.

Timothy Defensive Strategies Fund (Class A Shares)

Selected data based on a share outstanding throughout each period

	For the Year ended September 30, 2017	For the Year ended September 30, 2016	For the Year ended September 30, 2015	For the Year ended September 30, 2014	For the Year ended September 30, 2013

Net asset value, beginning of year	$11.49	$10.54	$11.38	$11.12	$12.12

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.00 *	0.04	0.02	0.09	0.06
Net realized and unrealized gain (loss) on investments	(0.08)	0.91	(0.73)	0.25	(1.04)

Total from investment operations	(0.08)	0.95	(0.71)	0.34	(0.98)

LESS DISTRIBUTIONS:
From net investment income	(0.04)	-	(0.12)	(0.05)	-
From net realized gains on investments	-	-	(0.01)	(0.03)	(0.02)

Total distributions	(0.04)	-	(0.13)	(0.08)	(0.02)

Net asset value, end of year	$11.37	$11.49	$10.54	$11.38	$11.12

Total return (B)(C)	(0.72)%	9.01%	(6.30)%	3.06%	(8.09)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$50,080	$68,706	$71,569	$54,054	$51,859
Ratios to average net assets
Expenses, before waiver and reimbursement	1.44%	1.35%	1.26%	1.28%	-
Expenses, net waiver and reimbursement	1.39%	1.30%	1.21%	1.28%	1.26%
Net investment income, before waiver and reimbursement	(0.05)%	0.35%	0.11%	0.78%	-
Net investment income, net waiver and reimbursement	0.00%	0.40%	0.16%	0.78%	0.52%
Portfolio turnover rate	51%	58%	42%	24%	56%
*	Amount is less than $0.005 per share.
(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(B)	Total return calculation does not reflect sales load.
(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

The accompanying notes are an integral part of these financial statements.

Timothy Defensive Strategies Fund (Class C Shares)

Selected data based on a share outstanding throughout each period

	For the Year ended September 30, 2017	For the Year ended September 30, 2016		For the Year ended September 30, 2015	For the Year ended September 30, 2014	For the Year ended September 30, 2013

Net asset value, beginning of year	$11.07	$10.22		$11.04	$10.82	$11.88

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	(0.08)	(0.04)		(0.07)	-	(0.03)
Net realized and unrealized gain (loss) on investments	(0.09)	0.89	(B)	(0.71)	0.25	(1.01)

Total from investment operations	(0.17)	0.85		(0.78)	0.25	(1.04)

LESS DISTRIBUTIONS:
From net investment income	-	-		(0.03)	-	-
From net realized gains on investments	-	-		(0.01)	(0.03)	(0.02)

Total distributions	-	-		(0.04)	(0.03)	(0.02)

Net asset value, end of year	$10.90	$11.07		$10.22	$11.04	$10.82

Total return (C)(D)	(1.54)%	8.32%		(7.06)%	2.27%	(8.75)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$6,683	$9,630		$14,671	$14,461	$16,718
Ratios to average net assets
Expenses, before waiver and reimbursement	2.21%	2.07%		2.01%	2.04%	-
Expenses, net waiver and reimbursement	2.16%	2.02%		1.96%	2.03%	2.02%
Net investment loss, before waiver and reimbursement	(0.79)%	(0.46)%		(0.67)%	(0.02)%	-
Net investment loss, net waiver and reimbursement	(0.74)%	(0.41)%		(0.62)%	(0.01)%	(0.25)%
Portfolio turnover rate	51%	58%		42%	24%	56%
(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(B)	Realized and unrealized gains per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.
(C)	Total return calculation does not reflect redemption fee.
(D)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

The accompanying notes are an integral part of these financial statements.

Timothy Defensive Strategies Fund (Class I Shares)

Selected data based on a share outstanding throughout each period

	For the Year ended September 30, 2017	For the Year ended September 30, 2016	For the Year ended September 30, 2015	For the Year ended September 30, 2014	For the Period ended September 30, 2013 (A)

Net asset value, beginning of period	$11.51	$10.52	$11.36	$11.11	$11.11

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (B)	0.06	0.09	0.05	0.18	0.01
Net realized and unrealized gain (loss) on investments	(0.12)	0.90	(0.73)	0.20	(0.01)

Total from investment operations	(0.06)	0.99	(0.68)	0.38	0.00

LESS DISTRIBUTIONS:
From net investment income	(0.07)	-	(0.15)	(0.10)	-
From net realized gains on investments	-	-	(0.01)	(0.03)	-

Total distributions	(0.07)	-	(0.16)	(0.13)	-

Net asset value, end of period	$11.38	$11.51	$10.52	$11.36	$11.11

Total return (C)	(0.54)%	9.41%	(6.09)%	3.39%	0.00%	(D)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$2,661	$398	$163	$97	$100	+
Ratios to average net assets
Expenses, before waiver and reimbursement	1.14%	1.18%	1.01%	0.74%	-
Expenses, net waiver and reimbursement	1.09%	1.12%	0.96%	0.72%	1.01%	(E)
Net investment income, before waiver and reimbursement	0.44%	0.73%	0.42%	1.50%	-
Net investment income, net waiver and reimbursement	0.49%	0.79%	0.47%	1.52%	0.77%	(E)
Portfolio turnover rate	51%	58%	42%	24%	56%	(D)
+	Actual net assets not truncated.
(A)	For the period August 1, 2013 (Commencement of Operations) to September 30, 2013.
(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.
(D)	For periods of less than one full year, total return and turnover are not annualized.
(E)	Annualized.

The accompanying notes are an integral part of these financial statements.

Timothy Strategic Growth Fund (Class A Shares)

Selected data based on a share outstanding throughout each period

	For the Year ended September 30, 2017	For the Year ended September 30, 2016	For the Year ended September 30, 2015	For the Year ended September 30, 2014	For the Year ended September 30, 2013

Net asset value, beginning of year	$8.73	$8.42	$8.90	$8.34	$7.44

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	(0.04)	(0.03)	0.03	0.12	0.02
Net realized and unrealized gain (loss) on investments	0.79	0.37	(0.40)	0.45	0.93

Total from investment operations	0.75	0.34	(0.37)	0.57	0.95

LESS DISTRIBUTIONS:
From net investment income	-	(0.03)	(0.11)	(0.01)	(0.05)

Total distributions	-	(0.03)	(0.11)	(0.01)	(0.05)

Net asset value, end of year	$9.48	$8.73	$8.42	$8.90	$8.34

Total return (B)(C)	8.59%	4.03%	(4.16)%	6.82%	12.78%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$32,767	$32,800	$33,071	$36,951	$34,466
Ratio of expenses to average net assets (D)	1.07%	1.05%	1.08%	1.07%	1.08%
Ratio of net investment income (loss), to average net assets (D)(E)	(0.45)%	(0.38)%	0.37%	1.34%	0.24%
Portfolio turnover rate	36%	37%	24%	14%	19%
(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(B)	Total return calculation does not reflect sales load.
(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
(D)	These ratios exclude the impact of expenses of the underlying security holdings as represented in the Schedule of Investments.
(E)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

Timothy Strategic Growth Fund (Class C Shares)

Selected data based on a share outstanding throughout each period

	For the Year ended September 30, 2017	For the Year ended September 30, 2016	For the Year ended September 30, 2015	For the Year ended September 30, 2014	For the Year ended September 30, 2013

Net asset value, beginning of year	$7.95	$7.70	$8.15	$7.69	$6.87

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	(0.10)	(0.08)	(0.02)	0.03	(0.04)
Net realized and unrealized gain (loss) on investments	0.72	0.33	(0.38)	0.43	0.86

Total from investment operations	0.62	0.25	(0.40)	0.46	0.82

LESS DISTRIBUTIONS:
From net investment income	-	-	(0.05)	-	-

Total distributions	-	-	(0.05)	-	-

Net asset value, end of year	$8.57	$7.95	$7.70	$8.15	$7.69

Total return (B)(C)	7.80%	3.25%	(4.89)%	5.98%	11.94%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$6,966	$7,380	$7,713	$8,842	$7,668
Ratio of expenses to average net assets (D)	1.82%	1.80%	1.84%	1.82%	1.83%
Ratio of net investment income (loss), to average net assets (D)(E)	(1.18)%	(1.09)%	(0.29)%	0.50%	(0.52)%
Portfolio turnover rate	36%	37%	24%	14%	19%
(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(B)	Total return calculation does not reflect redemption fee.
(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
(D)	These ratios exclude the impact of expenses of the underlying security holdings as represented in the Schedule of Investments.
(E)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

Timothy Conservative Growth Fund (Class A Shares)

Selected data based on a share outstanding throughout each period

	For the Year ended September 30, 2017	For the Year ended September 30, 2016	For the Year ended September 30, 2015	For the Year ended September 30, 2014	For the Year ended September 30, 2013

Net asset value, beginning of year	$10.06	$10.32	$11.01	$10.51	$9.95

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	(0.02)	(0.03)	0.06	0.14	0.03
Net realized and unrealized gain (loss) on investments	0.63	0.43	(0.32)	0.41	0.61

Total from investment operations	0.61	0.40	(0.26)	0.55	0.64

LESS DISTRIBUTIONS:
From net investment income	-	(0.05)	(0.10)	(0.05)	(0.08)
From net realized gains on investments	-	(0.61)	(0.33)	-	-

Total distributions	-	(0.66)	(0.43)	(0.05)	(0.08)

Net asset value, end of year	$10.67	$10.06	$10.32	$11.01	$10.51

Total return (B)(C)	6.06%	4.22%	(2.47)%	5.23%	6.44%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$45,110	$44,437	$44,706	$47,543	$44,238
Ratio of expenses to average net assets (D)	1.04%	1.02%	1.07%	1.05%	1.05%
Ratio of net investment income (loss) to average net assets (D)(E)	(0.20)%	(0.27)%	0.53%	1.26%	0.25%
Portfolio turnover rate	27%	27%	25%	19%	22%
(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(B)	Total return calculation does not reflect sales load.
(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
(D)	These ratios exclude the impact of expenses of the underlying security holdings as represented in the Schedule of Investments.
(E)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

Timothy Conservative Growth Fund (Class C Shares)

Selected data based on a share outstanding throughout each period

	For the Year ended September 30, 2017	For the Year ended September 30, 2016	For the Year ended September 30, 2015	For the Year ended September 30, 2014	For the Year ended September 30, 2013

Net asset value, beginning of year	$9.27	$9.58	$10.22	$9.79	$9.27

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	(0.09)	(0.09)	(0.01)	0.03	(0.05)
Net realized and unrealized gain (loss) on investments	0.58	0.39	(0.30)	0.40	0.57

Total from investment operations	0.49	0.30	(0.31)	0.43	0.52

LESS DISTRIBUTIONS:
From net realized gains on investments	-	(0.61)	(0.33)	-	-

Total distributions	-	(0.61)	(0.33)	-	-

Net asset value, end of year	$9.76	$9.27	$9.58	$10.22	$9.79

Total return (B)(C)	5.29%	3.39%	(3.19)%	4.39%	5.61%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$9,981	$10,697	$11,135	$12,359	$10,419
Ratio of expenses to average net assets (D)	1.79%	1.77%	1.82%	1.79%	1.80%
Ratio of net investment income (loss), to average net assets (D)(E)	(0.96)%	(1.01)%	(0.14)%	0.41%	(0.50)%
Portfolio turnover rate	27%	27%	25%	19%	22%
(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(B)	Total return calculation does not reflect redemption fees.
(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
(D)	These ratios exclude the impact of expenses of the underlying security holdings as represented in the Schedule of Investments.
(E)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

Timothy Emerging Markets Fund (Class A Shares)

Selected data based on a share outstanding throughout each period

	For the Year ended September 30, 2017	For the Year ended September 30, 2016	For the Year ended September 30, 2015	For the Year ended September 30, 2014	For the Period ended September 30, 2013 (A)

Net asset value, beginning of period	$8.06	$6.34	$10.23	$10.53	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (B)	0.06	0.03	0.04	(0.02)	(0.08)
Net realized and unrealized gain (loss) on investments	1.65	1.69	(3.35)	0.08	0.61

Total from investment operations	1.71	1.72	(3.31)	0.06	0.53

LESS DISTRIBUTIONS:
From net investment income	(0.04)	-	(0.04)	-	-
From net realized gains on investments	-	-	(0.54)	(0.36)	-

Total distributions	(0.04)	-	(0.58)	(0.36)	-

Net asset value, end of period	$9.73	$8.06	$6.34	$10.23	$10.53

Total return (C)(D)	21.29%	27.13%	(33.78)%	0.61%	5.30%	(E)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$16,889	$7,118	$5,981	$10,803	$8,675
Ratios to average net assets
Expenses, before waiver and reimbursement	2.27%	2.58%	2.50%	2.55%	-
Expenses, net waiver and reimbursement	2.22%	2.53%	2.45%	2.55%	3.03%	(F)
Net investment income (loss), before waiver and reimbursement	0.68%	0.39%	0.36%	(0.19)%	-
Net investment income (loss), net waiver and reimbursement	0.73%	0.44%	0.41%	(0.19)%	(0.95)%	(F)
Portfolio turnover rate	31%	24%	37%	39%	19%	(E)
(A)	For the period December 3, 2012 (Commencement of Operations) to September 30, 2013.
(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(C)	Total return calculation does not reflect sales load.
(D)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.
(E)	For periods of less than one full year, total return and turnover are not annualized.
(F)	Annualized.

The accompanying notes are an integral part of these financial statements.

Timothy Emerging Markets Fund (Class C Shares)

Selected data based on a share outstanding throughout each period

	For the Year ended September 30, 2017		For the Year ended September 30, 2016		For the Year ended September 30, 2015	For the Year ended September 30, 2014	For the Period ended September 30, 2013 (A)

Net asset value, beginning of period	$7.88		$6.23		$10.09	$10.48	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(B)	0.00	*	(0.02)		(0.02)	(0.09)	(0.12)
Net realized and unrealized gain (loss) on investments	1.60		1.67	(C)	(3.30)	0.06	0.60

Total from investment operations	1.60		1.65		(3.32)	(0.03)	0.48

LESS DISTRIBUTIONS:
From net realized gains on investments	-		-		(0.54)	(0.36)	-

Total distributions	-		-		(0.54)	(0.36)	-

Net asset value, end of period	$9.48		$7.88		$6.23	$10.09	$10.48

Total return (D)(E)	20.30%		26.48%		(34.29)%	(0.27)%	4.80%	(F)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$2,413		$897		$498	$883	$291
Ratios to average net assets
Expenses, before waiver and reimbursement	3.02%		3.36%		3.26%	3.25%	-
Expenses, net waiver and reimbursement	2.97%		3.28%		3.21%	3.25%	3.76%	(G)
Net investment loss, before waiver and reimbursement	(0.04)%		(0.29)%		(0.39)%	(0.83)%	-
Net investment income (loss), net waiver and reimbursement	0.01%		(0.24)%		(0.34)%	(0.83)%	(1.39)%	(G)
Portfolio turnover rate	31%		24%		37%	39%	19%	(F)
*	Amount is less than $0.005 per share
(A)	For the period December 3, 2012 (Commencement of Operations) to September 30, 2013.
(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(C)	Realized and unrealized gains per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.
(D)	Total return calculation does not reflect redemption fee.
(E)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.
(F)	For periods of less than one full year, total return and turnover are not annualized.
(G)	Annualized.

The accompanying notes are an integral part of these financial statements.

Timothy Emerging Markets Fund (Class I Shares)

Selected data based on a share outstanding throughout each period

	For the Year ended September 30, 2017	For the Year ended September 30, 2016	For the Year ended September 30, 2015	For the Year ended September 30, 2014		For the Period ended September 30, 2013 (A)

Net asset value, beginning of period	$8.11	$6.35	$10.25	$10.53		$9.96

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (B)	0.09	0.05	0.08	0.03		0.00	*
Net realized and unrealized gain (loss) on investments	1.64	1.71	(3.38)	0.05	(C)	0.57

Total from investment operations	1.73	1.76	(3.30)	0.08		0.57

LESS DISTRIBUTIONS:
From net investment income	(0.05)	-	(0.06)	-		-
From net realized gains on investments	-	-	(0.54)	(0.36)		-

Total distributions	(0.05)	-	(0.60)	(0.36)		-

Net asset value, end of period	$9.79	$8.11	$6.35	$10.25		$10.53

Total return (D)	21.52%	27.72%	(33.04)%	0.81%		5.72%	(E)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$1,762	$703	$329	$333		$106	+
Ratios to average net assets
Expenses, before waiver and reimbursement	2.02%	2.42%	2.26%	2.25%		-
Expenses, net waiver and reimbursement	1.97%	2.38%	2.21%	2.25%		2.78%	(F)
Net investment income (loss), before waiver and reimbursement	0.97%	0.61%	0.90%	0.25%		-
Net investment income (loss), net waiver and reimbursement	1.02%	0.66%	0.95%	0.26%		(0.70%)	(F)
Portfolio turnover rate	31%	24%	37%	39%		19%	(E)

*Amount is less than $0.005 per share.

+ Actual net assets not truncated.

(A)	For the period August 1, 2013 (Commencement of Operations) to September 30, 2013.
(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(C)	Realized and unrealized gains per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.
(D)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.
(E)	For periods of less than one full year, total return and turnover are not annualized.
(F)	Annualized.

The accompanying notes are an integral part of these financial statements.

Timothy Growth & Income Fund (Class A Shares)

Selected data based on a share outstanding throughout each period

	For the Year ended September 30, 2017	For the Year ended September 30, 2016	For the Year ended September 30, 2015	For the Period ended September 30, 2014 (A)

Net asset value, beginning of period	$10.76	$10.53	$10.95	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (B)	0.01	0.03	0.01	(0.02)
Net realized and unrealized gain (loss) on investments	0.52	0.22	(0.42)	0.97

Total from investment operations	0.53	0.25	(0.41)	0.95

LESS DISTRIBUTIONS:
From net investment income	(0.01)	(0.02)	(0.01)	-

Total distributions	(0.01)	(0.02)	(0.01)	-

Net asset value, end of period	$11.28	$10.76	$10.53	$10.95

Total return (C)(D)	4.91%	2.36%	(3.75)%	9.50%	(E)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$30,426	$36,486	$26,378	$24,272
Ratios to average net assets
Expenses, before waiver and reimbursement	1.59%	1.59%	1.56%	1.68%	(F)
Expenses, net waiver and reimbursement	1.54%	1.54%	1.51%	1.67%	(F)
Net investment income (loss), before waiver and reimbursement	0.03%	0.20%	0.08%	(0.21%)	(F)
Net investment income (loss), net waiver and reimbursement	0.08%	0.25%	0.13%	(0.21%)	(F)
Portfolio turnover rate	118%	45%	75%	21%	(E)
(A)	For the period October 1, 2013 (Commencement of Operations) to September 30, 2014.
(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(C)	Total return calculation does not reflect sales load.
(D)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.
(E)	For periods of less than one full year, total return and turnover are not annualized.
(F)	Annualized.

The accompanying notes are an integral part of these financial statements.

Timothy Growth & Income Fund (Class C Shares)

Selected data based on a share outstanding throughout each period

	For the Year ended September 30, 2017	For the Year ended September 30, 2016		For the Year ended September 30, 2015	For the Period ended September 30, 2014 (A)

Net asset value, beginning of period	$10.55	$10.39		$10.87	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (B)	(0.07)	(0.06)		(0.06)	(0.08)
Net realized and unrealized gain (loss) on investments	0.51	0.22	(C)	(0.42)	0.95

Total from investment operations	0.44	0.16		(0.48)	0.87

Net asset value, end of period	$10.99	$10.55		$10.39	$10.87

Total return (D)(E)	4.17%	1.54%		(4.42)%	8.70%	(F)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$3,006	$3,028		$3,330	$2,081
Ratios to average net assets
Expenses, before waiver and reimbursement	2.34%	2.32%		2.30%	2.20%	(G)
Expenses, net waiver and reimbursement	2.29%	2.28%		2.25%	2.19%	(G)
Net investment loss, before waiver and reimbursement	(0.73%)	(0.61%)		(0.60%)	(0.72%)	(G)
Net investment loss, net waiver and reimbursement	(0.68%)	(0.56%)		(0.55%)	(0.70%)	(G)
Portfolio turnover rate	118%	45%		75%	21%	(F)
(A)	For the period October 1, 2013 (Commencement of Operations) to September 30, 2014.
(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(C)	Realized and unrealized gains per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.
(D)	Total return calculation does not reflect redemption fee.
(E)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.
(F)	For periods of less than one full year, total return and turnover are not annualized.
(G)	Annualized.

The accompanying notes are an integral part of these financial statements.

Timothy Growth & Income Fund (Class I Shares)

Selected data based on a share outstanding throughout each period

	For the Year ended September 30, 2017	For the Year ended September 30, 2016	For the Year ended September 30, 2015	For the Period ended September 30, 2014 (A)

Net asset value, beginning of period	$10.81	$10.56	$10.96	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (B)	0.03	0.05	0.04	0.04
Net realized and unrealized gain (loss) on investments	0.53	0.23	(0.42)	0.92	(C)

Total from investment operations	0.56	0.28	(0.38)	0.96

LESS DISTRIBUTIONS:
From net investment income	(0.03)	(0.03)	(0.02)	-

Total distributions	(0.03)	(0.03)	(0.02)	-

Net asset value, end of period	$11.34	$10.81	$10.56	$10.96

Total return (D)	5.19%	2.61%	(3.50)%	9.60%	(E)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$2,197	$1,593	$1,573	$1,507
Ratios to average net assets
Expenses, before waiver and reimbursement	1.34%	1.32%	1.31%	1.18%	(F)
Expenses, net waiver and reimbursement	1.29%	1.28%	1.26%	1.16%	(F)
Net investment income, before waiver and reimbursement	0.27%	0.41%	0.32%	0.30%	(F)
Net investment income, net waiver and reimbursement	0.32%	0.46%	0.38%	0.31%	(F)
Portfolio turnover rate	118%	45%	75%	21%	(E)
(A)	For the period October 1, 2013 (Commencement of Operations) to September 30, 2014.
(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(C)	Realized and unrealized gains per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.
(D)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

(E)	For periods of less than one full year, total return and turnover are not annualized.
(F)	Annualized.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

September 30, 2017

Timothy Plan Family of Funds

Note 1 | Significant Accounting Policies

The Timothy Plan (the “Trust”) is organized as a series of a Delaware business trust pursuant to a trust agreement dated December 16, 1993. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. As of September 30, 2017, the Trust consisted of fifteen series. These financial statements include the following thirteen series: Timothy Plan Aggressive Growth Fund, Timothy Plan International Fund, Timothy Plan Large/Mid Cap Growth Fund, Timothy Plan Small Cap Value Fund, Timothy Plan Large/Mid Cap Value Fund, Timothy Plan Fixed Income Fund, Timothy Plan High Yield Bond Fund, Timothy Plan Israel Common Values Fund, Timothy Plan Defensive Strategies Fund, Timothy Plan Strategic Growth Fund, Timothy Plan Conservative Growth Fund, Timothy Plan Emerging Markets Fund and Timothy Plan Growth & Income Fund (the “Funds”). The Funds are diversified funds except for the Timothy Plan Defensive Strategy Fund which is a non-diversified fund.

The Timothy Plan Aggressive Growth Fund’s investment objective is long-term growth of capital. The Fund seeks to achieve its investment objective by normally investing at least 80% of the Fund’s total assets in U.S. common stocks without regard to market capitalizations and investing in the securities of a limited number of companies which the Fund’s Advisor believes show a high probability for superior growth.

The Timothy Plan International Fund’s investment objective is long-term growth of capital. The Fund seeks to achieve its investment objective by normally investing at least 80% of the Fund’s total assets in the common stock and similar securities of foreign companies through the purchase of American Depositary Receipts (“ADRs”) without regard to market capitalization, investing its assets in the ADRs of companies which the Fund’s Advisor believes show a high probability for superior growth, and allocating investments across countries and regions considering the size of the market in each country and region relative to the size of the international market as a whole. Although the Fund maintains a diversified investment portfolio, the political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

The Timothy Plan Large/Mid Cap Growth Fund’s investment objective is long-term growth of capital. Current income is not a significant investment consideration and any such income realized will be considered incidental to the Fund’s investment objective. The Fund seeks to achieve its investment objective by normally investing at least 80% of the Fund’s total assets in U.S. common stocks with market capitalizations in excess of $2 billion.

The Timothy Plan Small Cap Value Fund’s primary objective is long-term capital growth, with a secondary objective of current income. The Fund seeks to achieve its investment objective by primarily investing at least 80% of the Fund’s total assets in U.S. stocks with market capitalizations that fall within the range of companies included in the Russell 2000 Index.

The Timothy Plan Large/Mid Cap Value Fund’s investment objective is long-term capital growth, with a secondary objective of current income. The Fund seeks to achieve its investment objective by primarily investing in U.S. common stocks. The Fund will invest at least 80% of its assets in the common stock of companies whose total market capitalization generally exceeds $2 billion.

The Timothy Plan Fixed Income Fund seeks to generate a high level of current income consistent with prudent investment risk. To achieve its investment objective, the Fund normally invests in a diversified portfolio of debt securities. These include corporate bonds, U.S. Government and agency securities, convertible securities and preferred securities. The Fund will generally only purchase high quality securities.

The Timothy Plan High Yield Bond Fund’s investment objective is to generate a high level of current income. To achieve its investment objective, the Fund normally invests in a diversified portfolio of debt securities. These include corporate bonds, U.S. Government and agency securities, convertible securities and preferred securities. The Fund will generally purchase securities that are not investment-grade, meaning securities with a rating of “BBB” or lower as rated by Standard and Poor’s or a comparable rating by another nationally recognized rating agency. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.

The Timothy Plan Israel Common Values Fund seeks to provide long-term growth of capital. This Fund seeks to achieve its investment objectives by normally investing at least 80% of the Fund’s total assets in the common stock of companies domiciled and/or headquartered in Israel through the purchase of American Depositary Receipts (ADRs) and direct investments in such companies on foreign stock exchanges, without regard to market capitalizations.

The Timothy Plan Defensive Strategies Fund’s investment objective is the protection of principal through aggressive, proactive reactions to prevailing economic conditions. To achieve its investment objective, the Fund normally invests in Real Estate Investment Trusts (“REITs”), commodities based Exchange-Traded Funds (“ETFs”), Treasury Inflation Protected Securities (“TIPS”), and currently holds gold and silver bullion.

The Timothy Plan Strategic Growth Fund seeks to generate medium to high levels of long-term capital growth. The Fund seeks to achieve its investment objective by normally investing at least 75% of its net assets in the following Funds which are other series of the Trust: approximately 2-10% of its net assets in the Timothy Plan Small Cap Value Fund; approximately 10-20% of its net assets in the Timothy Plan Large/Mid Cap Value Fund; approximately 10-20% of its net assets in the Timothy Plan Large/Mid Cap Growth Fund; approximately 6-18% of its net assets in the Timothy Plan High Yield Bond Fund; approximately 10-20% of its net assets in the Timothy Plan International Fund; approximately 2-10% of its net assets in the Timothy Plan Aggressive Growth Fund; approximately 10-30% of its net assets in the Timothy Plan Defensive Strategies Fund; approximately 0-10% of its net assets in the Timothy Plan Israel Common Values Fund; approximately 0-10% of its net assets in the Timothy Plan Emerging Markets Fund; approximately 5-20% of its net assets in the Timothy Plan Growth & Income Fund; and approximately 0-15% of its net assets in the Timothy Fixed Income Fund.

Notes to Financial Statements

September 30, 2017 (Continued)

Timothy Plan Family of Funds

The Timothy Plan Conservative Growth Fund seeks to generate moderate levels of long-term capital growth with a secondary objective of current income. The Fund seeks to achieve its investment objective by normally investing at least 75% of its net assets in the following Funds which are other series of the Trust: approximately 2-10% of its net assets in the Timothy Plan Small Cap Value Fund; approximately 5-15% of its net assets in the Timothy Plan Large/Mid Cap Value Fund; approximately 5-15% of its net assets in the Timothy Plan Large/Mid Cap Growth Fund; approximately 2-5% of its net assets in the Timothy Plan Aggressive Growth Fund; approximately 6-15% of its net assets in the Timothy Plan High Yield Bond Fund; approximately 0-10% of its net assets in the Timothy Plan International Fund; approximately 20%-40% of its net assets in the Timothy Plan Fixed Income Fund; approximately 10-30% of its net assets in the Timothy Plan Defensive Strategies Fund; approximately 0-10% of its net assets in the Timothy Plan Israel Common Values Fund; approximately 0-10% of its net assets in the Timothy Plan Emerging Markets Fund; and approximately 5-20% of its net assets in the Timothy Plan Growth & Income Fund.

The Timothy Plan Emerging Markets Fund commenced operations on December 3, 2012. The Fund’s investment objective is long-term growth of capital. The Fund seeks to achieve its investment objectives by normally investing at least 80% of the Fund’s total assets in the common stock of companies domiciled and/or headquartered in countries that the Fund’s Advisor/Sub-Advisor believes are experiencing rapid or above average growth or industrialization through the purchase of American Depositary Receipts (ADRs) and direct investments in such companies on foreign stock exchanges, without regard to market capitalizations.

The Timothy Plan Growth & Income Fund commenced operations on October 1, 2013. The Fund’s investment objective is to provide total return through a combination of growth and income and preservation of capital in declining markets. The Fund seeks to achieve its investment objectives by employing a proprietary investment model to select equity securities for the Fund that the Fund’s Advisor/Sub-Advisor believes are undervalued and more likely to appreciate. The Fund’s Advisor/Sub-Advisor focuses on characteristics such as management commitment, value and neglect, and on equity securities that are underrepresented by institutional investors. The Fund’s Advisor/Sub-Advisor also assesses a number of fundamental factors such as earnings, earnings trends, price earnings multiples, return on assets and other financial statement data, as well as other proprietary calculations. The model evaluates over 8,500 companies of all capitalization ranges. For the Fund, the Fund’s Advisor/Sub-Advisor refines the model by using a capitalization screen and evaluates thousands of companies within the appropriate capitalization range. The Fund’s Advisor normally will sell a security when the investment no longer meets the Funds Advisor’s/Sub-Advisor’s investment criteria.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”) for investment companies. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update ASU 2013-08.

A.	SECURITY VALUATION AND FAIR VALUE MEASUREMENTS

All investments in securities are recorded at their estimated fair value as described in Note 2.

B.	INVESTMENT INCOME AND SECURITIES TRANSACTIONS

Security transactions are accounted for on the date the securities are purchased or sold (trade date). The costing method for the Timothy Plan Funds is FIFO (first-in-first-out). Dividend income is recognized on the ex-dividend date. Interest income and expenses are recognized on an accrual basis. The Timothy Plan Aggressive Growth Fund, Large/Mid Cap Growth Fund, Large/Mid Cap Value Fund, Small Cap Value Fund, Israel Common Values Fund, Defensive Strategies Fund and Emerging Markets Fund have made certain investments in REITs and Master Limited Partnerships (“MLPs”). Dividend income from REITs and MLPs is recognized on the ex-dividend date. It is common for distributions from REITs and MLPs to exceed taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. Income or loss from the MLPs is reclassified upon receipt of the MLPs’ K-1. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Funds’ investments in REITS are reported to the Funds after the end of the calendar year; accordingly, the Funds estimate these amounts for accounting purposes until the characterization of REIT distributions is reported to the Funds after the end of the calendar year. Estimates are based on the most recent REIT distribution information available. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country or region.

C.	FOREIGN CURRENCY

Investment securities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss from investments. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Notes to Financial Statements

September 30, 2017 (Continued)

Timothy Plan Family of Funds

D.	GOLD/SILVER RISK FACTORS

There is a risk that some or all of the Trust’s gold and silver bars held by the custodian or any sub-custodian on behalf of the Trust could be lost, damaged or stolen. Access to the Trust’s gold bars could be restricted by natural events (such as an earthquake) or human actions (such as a terrorist attack). Any of these events may adversely affect the operations of the Trust and, consequently, an investment in the fund shares.

Several factors may affect the price of gold and silver, including but not limited to:

•	Global or regional political, economic or financial events and situations;
•	Investors’ expectations with respect to the rate of inflation;
•	Currency exchange rates;
•	Interest rates; and
•	Investment and trading activities of hedge funds and commodity funds.

E.	NET ASSET VALUE PER SHARE

The Net Asset Value (“NAV”) per share of the capital stock of the Funds is determined daily as of the close of trading on the New York Stock Exchange by dividing the value of its net assets by the number of Fund shares outstanding. The NAV is calculated separately for each class of each Fund in the Trust. The net asset value of the classes may differ because of different fees and expenses charged to each class.

F.	EXPENSES

Expenses incurred by the Trust that do not relate to a specific Fund of the Trust are allocated to the individual Funds based on each Fund’s relative net assets or another appropriate basis as determined by the Board of Trustees (the “Board”).

G.	CLASSES

There are three classes of shares currently offered by all Funds in the Trust, except Strategic Growth Fund and Conservative Growth Fund: Class A shares are offered with a front-end sales charge and ongoing service/distribution fees; Class C shares are offered with a contingent deferred sales charge (“CDSC”) that ends after the first year and ongoing service and distribution fees; Class I shares, which commenced operations on August 1, 2013, are offered without any sales charges or ongoing service distribution fees.

Class specific expenses are borne by each specific class. Income, expenses, and realized and unrealized gains/losses are allocated to the respective classes on the basis of relative daily net assets.

H.	USE OF ESTIMATES

In the preparation of financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the year ended. Actual results could differ from those estimates.

I.	FEDERAL INCOME TAXES

It is the policy of each Fund to continue to comply with all requirements under subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Each Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income or gains. Therefore, no federal income tax or excise provision is required.

As of September 30, 2017, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year ended September 30, 2017, the Funds did not incur any interest or penalties. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially within the next twelve months.

J.	INDEMNIFICATION

The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be remote.

K.	DISTRIBUTIONS TO SHAREHOLDERS

Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the period from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or Net Asset Values (NAVs) per share of the Funds.

Notes to Financial Statements

September 30, 2017 (Continued)

Timothy Plan Family of Funds

Permanent book and tax differences, primarily attributable to the book/tax treatment of foreign currency gains/(losses), PFIC gains/(losses), net operating losses and short-term capital gains, the expiration of capital loss carry forwards, adjustments for paydowns, C-Corporation return of capital distributions, grantor trusts, and partnerships, resulted in reclassifications for the Funds for the fiscal year ended September 30, 2017:

Fund	Paid In Capital	Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gains (Loss)
Aggressive Growth Fund	$(191,245)	$173,493	$17,752
International Fund	(5,935,936)	762,087	5,173,849
Large/Mid Cap Growth Fund	(289,056)	288,650	406
Small Cap Value Fund	(2,870)	-	2,870
Large/Mid Cap Value Fund	-	(1,193)	1,193
Fixed Income Fund	-	326,015	(326,015)
High Yield Bond Fund	(776,982)	-	776,982
Israel Common Values Fund	-	61,150	(61,150)
Defensive Strategies Fund	(107,851)	(2,722,803)	2,830,654
Strategic Growth Fund	(179,604)	179,604	-
Conservative Growth Fund	(177,678)	177,720	(42)
Emerging Markets Fund	-	(6,120)	6,120
Growth & Income Fund	(2,237)	14,012	(11,775)

L.	SUB-CUSTODIAN

Effective May 22, 2015, the Timothy Plan Family of Funds entered into a precious metals storage agreement with Brink’s Global Services U.S.A., Inc. to maintain the custody of the gold and silver held in the Timothy Plan Defensive Strategies Fund.

Note 2 | Security Valuation and Fair Value Measurements

Fair value is defined as the price that a Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

VALUATION OF FUND OF FUNDS

A Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value based upon methods established by the Board of Directors of the Underlying Funds.

Open-ended funds are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

OPTIONS TRANSACTIONS –The Funds are subject to equity price risk in the normal course of pursuing their investment objectives and may purchase or sell options to help hedge against this risk.

Each Fund may write call options only if it (i) owns an offsetting position in the underlying security or (ii) has an absolute or immediate right to acquire that security without additional cash consideration or exchange of other securities held in its portfolio.

When the Funds write a call option, an amount equal to the premium received is included in the statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Funds enter into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. As writer of an option, the Funds have no control over whether the option will be exercised and, as a result, retain the market risk of an unfavorable change in the price of the security underlying the written option.

The Funds may purchase put and call options. Call options are purchased to hedge against an increase in the value of securities held in a Fund’s portfolio. If such an increase occurs, the call options will permit the Fund to purchase the securities underlying such options at the exercise price, not at the current market price. Put options are purchased to hedge against a decline in the value of securities held in a Fund’s portfolio. If such a

Notes to Financial Statements

September 30, 2017 (Continued)

Timothy Plan Family of Funds

decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to a Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs. Written and purchased options are non-income producing securities. With purchased options, there is minimal counterparty credit risk to the Funds since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default.

There were no options held at September 30, 2017, and there were no options transactions for the year ended September 30, 2017.

The Trust utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

•Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

•Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Each Fund generally determines the total value of each class of its shares by using market prices for the securities comprising its portfolio. Equity securities, including common stock, ADRs, REITs, MLPs, ETFs and warrants are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor or Sub-Advisor believes such prices more accurately reflect the fair value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Equity securities traded on inactive markets or valued by reference to similar instruments are categorized as a Level 2. When market quotations are not readily available, when the Advisor or Sub-Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Advisor or Sub-Advisor, in conformity with guidelines adopted by and subject to review by the Board. These securities will generally be categorized as Level 3 securities.

Investments in commodities are valued at the spot rate at 4:00 p.m. Eastern time each business day and are categorized as Level 1 in the hierarchy.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending NAV provided by the service agent of the funds. These securities will be categorized as Level 1 securities.

Fixed income securities such as corporate bonds, restricted corporate bonds, asset-backed securities, mortgage-backed securities, U.S. government securities, U.S. government agency securities and treasury inflation protected securities, when valued using market quotations in an active market, will be categorized as Level 1 securities. However, they may be valued on the basis of prices furnished by a pricing service when the Advisor or Sub-Advisor believes such prices more accurately reflect the fair value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. These securities will generally be categorized as Level 2 securities. If the Advisor or Sub-Advisor decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor or Sub-Advisor, in conformity with guidelines adopted by and subject to review of the Board. These securities will be categorized as Level 3 securities.

Short-term investments in fixed income securities (those with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity) may be valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. These securities will be classified as Level 2 securities.

The Board has delegated to the Advisor and/or Sub-Advisors responsibility for determining the value of Fund portfolio securities under certain circumstances. Under such circumstances, the Advisor or Sub-Advisor will use its best efforts to arrive at the fair value of a security held by the Fund under all reasonably ascertainable facts and circumstances. The Advisor must prepare a report for the Board not less than quarterly containing a complete listing of any securities for which fair value pricing was employed and detailing the specific reasons for such fair value pricing. The Board has adopted written policies and procedures to guide the Advisor and Sub-Advisors with respect to the circumstances under which, and the methods to be used, in fair valuing securities.

Notes to Financial Statements

September 30, 2017 (Continued)

Timothy Plan Family of Funds

The following is a summary of the inputs used to value each Fund’s assets as of September 30, 2017:

Aggressive Growth Fund

Assets	Level 1	Level 2	Level 3	Total
Common Stock	$26,062,279	$-	$-	$26,062,279
REITs	215,485	-	-	215,485
Money Market Fund	1,032,475	-	-	1,032,475
Total	$27,310,239	$-	$-	$27,310,239

International Fund

Assets	Level 1	Level 2	Level 3	Total
Common Stock	$94,053,077	$-	$-	$94,053,077
Money Market Fund	4,695,880	-	-	4,695,880
Total	$98,748,957	$-	$-	$98,748,957

Large/Mid Cap Growth Fund

Assets	Level 1	Level 2	Level 3	Total
Common Stock	$76,695,189	$-	$-	$76,695,189
Money Market Fund	5,765,626	-	-	5,765,626
Total	$82,460,815	$-	$-	$82,460,815

Small Cap Value Fund

Assets	Level 1	Level 2	Level 3	Total
Common Stock	$124,752,205	$-	$-	$124,752,205
REITs	16,033,906	-	-	16,033,906
Money Market Fund	4,254,758	-	-	4,254,758
Total	$145,040,869	$-	$-	$145,040,869

Large/Mid Cap Value Fund

Assets	Level 1	Level 2	Level 3	Total
Common Stock	$194,334,506	$-	$-	$194,334,506
REITs	9,162,459	-	-	9,162,459
Money Market Fund	8,445,763	-	-	8,445,763
Total	$211,942,728	$-	$-	$211,942,728

Fixed Income Fund

Assets	Level 1	Level 2	Level 3	Total
Corporate Bonds	$-	$26,336,401	$-	$26,336,401
Government Notes & Bonds	-	33,378,916	-	33,378,916
Government Mortgage-Backed Securities	-	24,874,097	-	24,874,097
Money Market Fund	4,016,232	-	-	4,016,232
Total	$4,016,232	$84,589,414	$-	$88,605,646

High Yield Bond Fund

Assets	Level 1	Level 2	Level 3	Total
Corporate Bonds	$-	$64,421,433	$-	$64,421,433
Money Market Fund	962,355	-	-	962,355
Total	$962,355	$64,421,433	$-	$65,383,788

Israel Common Values Fund

Assets	Level 1	Level 2	Level 3	Total
Common Stock	$42,787,189	$-	$-	$42,787,189
Money Market Fund	2,355,743	-	-	2,355,743
Total	$45,142,932	$-	$-	$45,142,932

Notes to Financial Statements

September 30, 2017 (Continued)

Timothy Plan Family of Funds

Defensive Strategies Fund

Assets	Level 1	Level 2	Level 3	Total
Common Stock	$14,121,444	$-	$-	$14,121,444
REITs	12,000,919	-	-	12,000,919
Corporate Bonds	-	1,357,475	-	1,357,475
Treasury Inflation Protected Securities (TIPS)	-	18,261,608	-	18,261,608
Warrants	34	-	-	34
Alternative Investments	9,593,390	-	-	9,593,390
Money Market Fund	4,193,154	-	-	4,193,154
Total	$39,908,941	$19,619,083	$-	$59,528,024

Strategic Growth Fund

Assets	Level 1	Level 2	Level 3	Total
Mutual Funds	$38,382,240	$-	$-	$38,382,240
Money Market Fund	1,389,014	-	-	1,389,014
Total	$39,771,254	$-	$-	$39,771,254

Conservative Growth Fund

Assets	Level 1	Level 2	Level 3	Total
Mutual Funds	$50,812,934	$-	$-	$50,812,934
Money Market Fund	4,323,713	-	-	4,323,713
Total	$55,136,647	$-	$-	$55,136,647

Emerging Markets Fund

Assets	Level 1	Level 2	Level 3	Total
Common Stock	$14,312,662	$-	$-	$14,312,662
Preferred Stock	2,270,465	-	-	2,270,465
REITs	1,711,609	-	-	1,711,609
Money Market Fund	3,048,351	-	-	3,048,351
Total	$21,343,087	$-	$-	$21,343,087

Growth & Income Fund

Assets	Level 1	Level 2	Level 3	Total
Common Stock	$16,549,936	$-	$-	$16,549,936
REITs	346,714	-	-	346,714
Corporate Bonds	-	257,495	-	257,495
Government Notes, Bonds & Agencies	-	14,836,536	-	14,836,536
Treasury Inflation Protected Securities (TIPS)	-	2,836,832	-	2,836,832
Money Market Fund	1,256,883	-	-	1,256,883
Total	$18,153,533	$17,930,863	$-	$36,084,396

Refer to the Schedules of Investments for industry classifications.

The Funds did not hold any Level 3 securities during the period presented. There were transfers into Level 1 during the current period presented. It is the Trust’s policy to record transfers between Level 1 and Level 2 at the end of the reporting period.

Emerging Markets Fund
	Common Stock	Total
Transfer into Level 1 from Level 2	$35,106	$35,106

Transfer was due to the availability of pricing from an approved pricing source.

Notes to Financial Statements

September 30, 2017 (Continued)

Timothy Plan Family of Funds

Note 3 | Purchases and Sales of Securities

The following is a summary of the cost of purchases and proceeds from the sale of securities, other than short-term investments, for the year ended September 30, 2017:

	Purchases		Sales
Fund	U.S. Gov’t Obligations	Other	U.S. Gov’t Obligations	Other
Aggressive Growth	$ -	$39,536,783	$ -	$35,336,114
International	-	50,943,160	-	30,741,244
Large/Mid Cap Growth	-	70,757,198	-	49,231,323
Small Cap Value	-	103,273,903	-	68,122,969
Large/Mid Cap Value	-	114,106,339	-	70,620,083
Fixed Income	29,630,744	7,559,280	34,335,406	5,321,471
High Yield Bond	-	34,740,247	-	23,529,274
Israel Common Values	-	23,182,746	-	2,927,940
Defensive Strategies	-	27,266,567	1,127,375	41,799,707
Strategic Growth *	-	13,748,301	-	15,470,852
Conservative Growth *	-	13,948,241	-	14,956,671
Emerging Markets	-	11,308,555	-	3,905,093
Growth & Income	10,573,927	31,685,397	13,698,594	34,584,246

* The security transactions are purchases and sales of affiliated funds.

Note 4 | Investment Management Fee and Other Transactions with Related Parties

Timothy Partners, Ltd., (“TPL”) is the investment advisor for the Funds pursuant to an investment advisory agreement (the “Agreement”) that was renewed by the Board on February 26, 2017. TPL supervises the investment of the assets of each Fund in accordance with the objectives, policies and restrictions of the Trust. Under the terms of the Agreement, as amended, TPL receives a fee, accrued daily and paid monthly, at an annual rate of 1.20% of the average daily net assets of the Timothy Plan Emerging Markets Fund; 1.00% of the average daily net assets of the Timothy Plan International Fund and Timothy Plan Israel Common Values Fund; 0.85% of the average daily net assets of the Timothy Plan Aggressive Growth, the Timothy Plan Small Cap Value, the Timothy Plan Large/Mid Cap Growth, the Timothy Plan Growth & Income and the Timothy Plan Large/Mid Cap Value Funds; 0.60% of the average daily net assets of the Timothy Plan Fixed Income, the Timothy Plan High Yield Bond, and the Timothy Plan Defensive Strategies Funds; and 0.65% of the average daily net assets of the Timothy Plan Conservative Growth and the Timothy Plan Strategic Growth Funds. TPL has voluntarily agreed to reduce the fee it receives from the Emerging Markets Fund to 1.15%; from the International Fund to 0.95%; from the Small Cap Value Fund, the Large/Mid Cap Growth Fund and the Growth & Income Fund to 0.80%; from the Aggressive Growth Fund to 0.75%; from the High Yield Bond Fund and the Defensive Strategies Fund to 0.55%; and from the Fixed Income Fund to 0.40%. Effective March 1, 2017, the Large/Mid Cap Value Fund reduced the fee it receives to 0.75% from 0.80%. Such voluntary fee reductions/reimbursements may be authorized by TPL at any time, but such action shall not obligate TPL to waive any fees in the near future. Such voluntary fee reductions/reimbursements are not subject to future recoupment. An officer and trustee of the Funds is also an officer and owner of the Advisor.

For the year ended September 30, 2017, TPL waived and reimbursed the Funds as follows:

Fund	Year Ended September 30, 2017
Aggressive Growth Fund	$25,966
International Fund	41,243
Large/Mid Cap Growth Fund	36,333
Small Cap Value Fund	63,719
Large/Mid Cap Value Fund	155,727
Fixed Income Fund	184,531
High Yield Bond Fund	27,427
Defensive Strategies Fund	32,791
Emerging Markets Fund	7,316
Growth & Income Fund	18,881

Gemini Fund Services, LLC (“GFS”) provides administrative, fund accounting, and transfer agency services to the Funds pursuant to agreements with the Trust, for which it receives from each Fund: (i) basis points in decreasing amounts as assets reach certain breakpoints; and (ii) any related out-of-pocket expenses. Fees are billed monthly as follows:

Fund Accounting and Fund Administration Fees:

Fund Complex Base annual fee:

25 basis points (0.25%) on the first $200 million of net assets

15 basis points (0.15%) on the next $200 million of net assets;

8 basis points (0.08%) on the next $600 million of net assets; and

6 basis points (0.06%) on net assets greater than $1 billion.

Notes to Financial Statements

September 30, 2017 (Continued)

Timothy Plan Family of Funds

Transfer agency fees for the Funds are combined with the Fund Accounting and Fund Administration fees under the Trust’s agreement with GFS. Therefore, there is no separate base annual fee per Fund or share class.

An officer of the Trust is also an employee of GFS, and is not paid any fees directly by the Trust for serving in such capacity.

The Timothy Plan Aggressive Growth, Timothy Plan International, Timothy Plan Large/Mid Cap Growth, Timothy Plan Small Cap Value, Timothy Plan Large/Mid Cap Value, Timothy Plan Fixed Income, Timothy Plan High Yield Bond, Timothy Plan Defensive Strategies, Timothy Plan Israel Common Values, Timothy Plan Emerging Markets, and Timothy Plan Growth & Income Funds have adopted shareholder services plans (the “Plans”) pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. The Plans provide that the Funds will pay TPL or others for expenses that relate to the promotion or distribution of shares. Under the Class A Plan, the Funds will pay TPL a fee at an annual rate of 0.25%, payable monthly, of the average daily net assets attributable to such class of shares. Under the Class C Plan, the Funds will pay TPL a fee at an annual rate of 1.00%, payable monthly, of which, 0.25% may be a service fee and 0.75% may be payable to outside broker/dealers, of the average daily net assets attributable to such class of shares. Class I shares are not subject to the shareholder services plan.

The Timothy Plan Conservative Growth and Timothy Plan Strategic Growth Funds have adopted shareholder services plans (the “Plans”) pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. The Plans provide that the Funds will pay TPL or others for expenses that relate to the promotion or distribution of shares. Class A shares of the Funds do not impose a service fee. Under the Class C Plan, the Funds will pay TPL a fee at an annual rate of 0.75%, payable monthly to outside broker/dealers, of the average daily net assets attributable to such class of shares.

For the year ended September 30, 2017, the Funds paid TPL under the terms of the Plans as follows:

Fund	12b-1 Fees

Year Ended September 30, 2017
Aggressive Growth	$88,007
International	216,575
Large/Mid Cap Growth	240,499
Small Cap Value	376,495
Large/Mid Cap Value	622,870
Fixed Income	299,492
High Yield Bond	147,743
Israel Common Values	124,816
Defensive Strategies	219,342
Strategic Growth	52,577
Conservative Growth	78,169
Emerging Markets	46,240
Growth & Income	112,107

TPL also serves as the principal underwriter of the Funds’ shares. An officer and trustee of the Funds is also an officer of the principal underwriter. For the year ended September 30, 2017, TPL received sales charges deducted from the proceeds of sales of Class A capital shares and CDSC fees deducted from the redemption of Class C capital shares as follows:

Fund	Sales Charges (Class A)	CDSC Fees (Class C)
Aggressive Growth	$8,689	$989
International	18,354	415
Large/Mid Cap Growth	45,247	1,530
Small Cap Value	41,615	1,638
Large/Mid Cap Value	69,146	2,815
Fixed Income	43,304	4,442
High Yield Bond	19,995	285
Israel Common Values	31,055	3,836
Defensive Strategies	17,466	465
Strategic Growth	13,750	436
Conservative Growth	26,517	2,020
Emerging Markets	10,661	721
Growth & Income	22,142	1,430

Notes to Financial Statements

September 30, 2017 (Continued)

Timothy Plan Family of Funds

Note 5 | Control Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates the presumption of control of the Fund under Section 2(a) 9 of the Investment Company Act of 1940. At September 30, 2017, there were no shareholders with ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund.

Certain Timothy Plan Funds own shares of other Timothy Plan Funds. U.S. Bank, N.A., custodian of the Timothy Plan Funds, holds these shares in omnibus accounts, some of which are controlled by National Financial Services, Inc. The following shows the percentage of each Timothy Plan Fund that is held by U.S. Bank, N.A., as custodian of the Timothy Plan Funds. These accounts can be considered affiliated to the Timothy Plan.

Fund - Class A	% of Fund Owned by Other Timothy Plan Funds
Aggressive Growth	27.72%
International	24.76%
Large/Mid Cap Growth	16.82%
Small Cap Value	6.31%
Large/Mid Cap Value	7.33%
Fixed Income	27.57%
High Yield Bond	15.57%
Israel Common Values	15.41%
Defensive Strategies	31.89%
Emerging Markets	48.12%
Growth & Income	43.71%

Note 6 | Underlying Investment in Other Investment Companies

The Funds’ transactions with affiliates represent holdings for which the respective Fund and the underlying investee fund have the same investment advisor or where the investee fund’s investment advisor is under common control with the Fund’s investment advisor.

The Timothy Plan Strategic Growth Fund and Conservative Growth Fund had the following transactions during the year ended September 30, 2017, with affiliates:

Strategic Growth	Share Activity				Year Ended September 30, 2017
Fund	Balance September 30, 2016	Purchases	Sales	Balance September 30, 2017	Fair Value	Net Change in Unrealized Appreciation (Depreciation)	Dividends Credited to Income	Amount of Gain (Loss) Realized on Sale of Shares*
Aggressive Growth	135,983	198,685	83,093	251,575	$2,040,274	$385,668	$-	$(74,921)
International	514,732	391,819	106,405	800,146	7,897,440	873,692	43,206	144,382
Large/Mid Cap Growth	340,307	173,758	59,956	454,109	3,900,798	464,567	-	45,428
Small Cap Value	79,114	80,880	47,839	112,155	2,299,187	334,501	-	87,250
Large/Mid Cap Value	161,372	86,265	27,561	220,076	4,216,653	277,067	-	155,381
Fixed Income	493,062	93,289	394,432	191,919	1,961,410	(92,535)	41,766	(53,633)
High Yield Bond	273,492	55,269	74,120	254,641	2,393,626	94,587	91,091	(13,382)
Israel Common Values	90,290	55,761	11,540	134,511	2,005,551	284,596	21,668	19,136
Defensive Strategies	785,176	16,154	373,997	427,333	4,871,601	(136,406)	28,127	(18,635)
Emerging Markets	114,951	238,664	51,912	301,703	2,935,569	401,211	5,921	(17,398)
Growth & Income	569,346	2,009	229,145	342,210	3,860,131	50,286	2,802	170,689

Conservative Growth	Share Activity				Year Ended September 30, 2017
Fund	Balance September 30, 2016	Purchases	Sales	Balance September 30, 2017	Fair Value	Net Change in Unrealized Appreciation (Depreciation)	Dividends Credited to Income	Amount of Gain (Loss) Realized on Sale of Shares*
Aggressive Growth	122,318	187,245	31,556	278,007	$2,254,637	$356,172	$-	$(29,269)
International	545,728	174,419	138,456	581,691	5,741,292	779,057	47,108	23,956
Large/Mid Cap Growth	275,570	293,419	106,394	462,595	3,973,690	491,310	-	35,355
Small Cap Value	98,534	67,916	39,675	126,775	2,598,881	446,080	-	96,002
Large/Mid Cap Value	137,102	114,833	34,785	217,150	4,160,595	432,791	-	53,816
Fixed Income	1,330,529	140,258	197,747	1,273,040	13,010,465	(205,463)	207,080	(114,010)
High Yield Bond	261,362	178,677	88,544	351,495	3,304,054	134,775	110,849	(26,647)
Israel Common Values	121,824	52,963	63,305	111,482	1,662,196	242,114	30,069	93,501
Defensive Strategies	866,321	10,846	336,132	541,035	6,167,799	(131,740)	31,939	(27,074)
Emerging Markets	120,632	184,210	36,821	268,021	2,607,844	391,048	7,604	(7,776)
Growth & Income	768,193	13,456	309,000	472,649	5,331,481	114,107	3,938	196,142

*Includes capital gain distributions from affiliated funds

Notes to Financial Statements

September 30, 2017 (Continued)

Timothy Plan Family of Funds

Note 7 | Aggregate Unrealized Appreciation and Depreciation

The identified cost of investments in securities (including written options and short sales) owned by each Fund for federal income tax purposes, and their respective gross unrealized appreciation and depreciation at September 30 2017, were as follows:

Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Aggressive Growth	$23,265,114	$4,260,316	$(215,191)	$4,045,125
International	87,418,733	14,036,675	(2,706,451)	11,330,224
Large/Mid Cap Growth	68,824,626	14,725,711	(1,089,522)	13,636,189
Small Cap Value	122,951,138	25,056,923	(2,967,192)	22,089,731
Large/Mid Cap Value	178,103,420	39,963,954	(6,124,646)	33,839,308
Fixed Income	88,480,499	728,464	(603,317)	125,147
High Yield Bond	63,648,172	1,973,691	(238,075)	1,735,616
Israel Common Values	37,252,761	10,394,594	(2,504,423)	7,890,171
Defensive Strategies	57,770,843	3,988,813	(2,231,632)	1,757,181
Strategic Growth	36,753,300	3,146,917	(128,963)	3,017,954
Conservative Growth	52,029,211	3,567,155	(459,719)	3,107,436
Emerging Markets	20,148,990	2,208,347	(1,014,250)	1,194,097
Growth & Income	34,488,900	1,936,611	(341,115)	1,595,496

Note 8 | Distributions to Shareholders and Tax Components of Capital

The tax character of distributions paid during the fiscal year ended September 30, 2017 and the fiscal year ended September 30, 2016 were as follows:

	Aggressive Growth	International *	Large/Mid Cap Growth	Small Cap Value

Year ended September 30, 2017
Ordinary Income	$-	$921,956	$-	$-
Long-term Capital Gains	-	-	818,866	1,671,871
Return of Capital	-	-	-	-

	$-	$921,956	$818,866	$1,671,871

Year ended September 30, 2016
Ordinary Income	$78,956	$987,038	$84,166	$-
Long-term Capital Gains	3,059,522	-	6,426,712	8,064,409
Return of Capital	-	-	-	-

	$3,138,478	$987,038	$6,510,878	$8,064,409

	Large/Mid Cap Value	Fixed Income	High Yield Bond	Israel Common Values*	Defensive Strategies

Year ended September 30, 2017
Ordinary Income	$-	$1,391,208	$1,993,568	$478,723	$211,186
Long-term Capital Gains	2,332,773	-	-	-	-
Return of Capital	-	-	-	-	-

	$2,332,773	$1,391,208	$1,993,568	$478,723	$211,186

Year ended September 30, 2016
Ordinary Income	$-	$1,241,208	$1,924,255	$58,926	$-
Long-term Capital Gains	19,429,364	-	-	-	-
Return of Capital	-	-	-	-	-

	$19,429,364	$1,241,208	$1,924,255	$58,926	$-

	Strategic Growth	Conservative Growth	Emerging Markets*	Growth & Income Fund

Year ended September 30, 2017
Ordinary Income	$-	$-	$67,208	$9,747
Long-term Capital Gains	-	-	-	17,051
Return of Capital	-	-	-	-

	$-	$-	$67,208	$26,798

Year ended September 30, 2016
Ordinary Income	$112,223	$236,705	$23,441	$67,392
Long-term Capital Gains	-	3,321,111	-	-
Return of Capital	-	-	-	-

	$112,223	$3,557,816	$23,441	$67,392

Notes to Financial Statements

September 30, 2017 (Continued)

Timothy Plan Family of Funds

* The difference between ordinary distributions paid from book and ordinary distributions paid from tax relates to allowable foreign tax credits of $18,707, $152,490, and $192,388 for fiscal year ended September 30, 2017 for the Emerging Markets, Israel Common Values, and International Funds, respectively, and $23,441, $58,926, and $208,471 for the fiscal year ended September 30, 2016 for the Emerging Markets, Israel Common Values, and International Funds, which have been passed through to the Funds’ underlying shareholders and are deemed dividends for tax purposes.

As of September 30, 2017, the components of distributable earnings on a tax basis were as follows:

	Aggressive Growth Fund	International Fund	Large/Mid Cap Growth Fund	Small Cap Value Fund

Undistributed Ordinary Income	$-	$1,985,813	$-	$1,218,765
Long-Term Capital Gains	-	-	1,811,786	8,945,103
Capital Loss Carry Forward	(446,267)	(1,437,114)	-	-
Post October and Other Losses	(227,414)	-	(85,093)	-
Unrealized Appreciation (Depreciation)	4,045,125	11,330,216	13,636,189	22,089,731

	$3,371,444	$11,878,915	$15,362,882	$32,253,599

	Large/Mid Cap Value Fund	Fixed Income Fund	High Yield Bond Fund	Israel Common Values Fund

Undistributed Ordinary Income	$2,004,025	$340,631	$113,120	$598,479
Long-Term Capital Gains	12,221,548	-	-	-
Capital Loss Carry Forward	-	(596,694)	(1,429,029)	(702,224)
Post October and Other Losses	-	(334,418)	-	-
Unrealized Appreciation (Depreciation)	33,839,308	125,147	1,735,616	7,890,149

	$48,064,881	$(465,334)	$419,707	$7,786,404

	Defensive Strategies Fund	Strategic Growth Fund	Conservative Growth Fund	Emerging Markets Fund

Undistributed Ordinary Income	$-	$-	$-	$132,392
Long-Term Capital Gains	-	-	168,851	-
Capital Loss Carry Forward	(658,400)	(952,821)	-	(1,167,134)
Post October and Other Losses	-	(273,964)	(236,547)	-
Unrealized Appreciation (Depreciation)	1,755,537	3,017,954	3,107,436	1,195,082

	$1,097,137	$1,791,169	$3,039,740	$160,340

	Growth & Income Fund

Undistributed Ordinary Income	$-
Long-Term Capital Gains	860,843
Capital Loss Carry Forward	-
Post October and Other Losses	-
Unrealized Appreciation (Depreciation)	1,595,496

	$2,456,339

The difference between book basis and tax basis unrealized appreciation (depreciation), undistributed net investment income (loss) and accumulated net realized gain (loss) from investments are primarily attributable to the tax deferral of losses on wash sales, mark-to-market on passive foreign investment companies, and C-Corporation return of capital distributions. The unrealized appreciation (depreciation) in the table above includes unrealized foreign currency gains (losses) of ($22), ($8), ($822), and $985 for the Israel Common Values, International, Defensive Strategies, and Emerging Markets Funds, respectively.

Note 9 | Capital Loss Carryforwards, Post October and Other Losses

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The following Funds incurred and elected to defer such late year losses as follows:

Fund	Late Year Losses
Aggressive Growth Fund	$227,414
Large/Mid Cap Growth Fund	85,093
Strategic Growth Fund	260,506
Conservative Growth Fund	236,547

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The following Funds incurred and elected to defer such capital losses as follows:

Fund	Post October Losses
Fixed Income Fund	334,418
Strategic Growth Fund	13,458

Notes to Financial Statements

September 30, 2017 (Continued)

Timothy Plan Family of Funds

At September 30, 2017, the following capital loss carryforwards are available to offset future capital gains.

	Capital Loss Carry Forward		Year		CLCF	CLCF
Fund	Short-Term	Long-Term	Expiring	Total	Utilized	Expired
Aggressive Growth Fund	$446,267	$-	Unlimited	$446,267	$-	$-
International Fund	-	-	2017	-	6,217,932	5,935,936
	592,985	-	2018	592,985	-	-
	844,129	-	2019	844,129	-	-
Fixed Income Fund	161,289	435,405	Unlimited	596,694	-	-
High Yield Bond Fund	-	-	2017	-	-	776,982
	181,677	1,247,352	Unlimited	1,429,029	-	-
Israel Common Values Fund	495,405	206,819	Unlimited	702,224	307,196	-
Defensive Strategies Fund	105,418	552,982	Unlimited	658,400	-	-
Strategic Growth Fund	952,821	-	2019	952,821	327,891	-
Conservative Growth Fund	-	-	Unlimited	-	23,142	-
Emerging Markets Fund	-	1,167,134	Unlimited	1,167,134	-	-
Growth & Income Fund	-	-	Unlimited	-	961,211	-

To the extent these loss carryforwards are used to offset future capital gains, it is probable that the amount, which is offset, will not be distributed to shareholders.

Note 10 | SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements

Note 11 | TAX INFORMATION (Unaudited)

The Strategic and Conservative Growth Funds designate the following for federal income tax purposes for the year ended September 30, 2017.

Strategic Growth Fund	Foreign Taxes paid	Foreign Source Income

Timothy Israel Common Values Fund	6,742	$39,502
Timothy Emerging Markets Fund	2,601	62,835
Timothy International Fund	15,343	148,375

Conservative Growth Fund	Foreign Taxes paid	Foreign Source Income

Timothy Israel Common Values Fund	$5,588	$32,739
Timothy Emerging Markets Fund	2,311	55,820
Timothy International Fund	11,154	107,866

Board Annual Approval/Renewals of Advisory and Sub-Advisory Agreements (Unaudited)

Timothy Partners, Ltd; Investment Advisor to all Funds.

The continuance of the Investment Advisory Agreement (the “IA Agreement”) on behalf of each series of the Trust between the Trust and Timothy Partners, Ltd. (“TPL”) was last approved by the Board of Trustees (“the Board”), including a majority of the Trustees who are not interested persons of the Trust or any person who is a party to the Agreement, at an in-person meeting held on February 17, 2017. The Trust’s Board considered, among others, the factors described below prior to approving the Agreement.

The Trustees, including the Independent Trustees, noted the Advisor’s experience in incorporating and implementing the unique, biblically-based management style that is a stated objective as set forth in the Funds’ prospectus.

To further assist the Board in making its determination as to whether the IA Agreement should be renewed, the Board requested and received the following information: a description of TPL’s business and any personnel changes, a description of the compensation received by TPL from the Funds, information relating to the Advisor’s compliance and operational policies and procedures, and a description of any material legal proceedings or securities enforcement proceedings regarding TPL or its personnel (there were none of either). In addition, the Board requested and received financial statements of TPL for its fiscal year ended December 31, 2016.

The Board also received a report from TPL relating to the fees charged by TPL, both as an aggregate and in relation to fees charged by other advisors to similar funds. The materials prepared by TPL were provided to the Board in advance of the meeting. The Board considered the fees charged by TPL in light of the services provided to the Funds by TPL, the unique nature of the Funds and their moral screening requirements, which are maintained by TPL, and TPL’s role as a manager of managers. After full and careful consideration, the Board, with the independent trustees separately concurring, agreed that the fees charged by TPL were fair and reasonable in light of the services provided to the Funds.

Notes to Financial Statements

September 30, 2017 (Continued)

Timothy Plan Family of Funds

The Board also discussed the nature, extent and quality of TPL’s services to the Funds. In particular, the Board noted with approval TPL’s commitment to maintaining certain targeted expense ratios for the Funds, its efforts in providing comprehensive and consistent moral screens to the investment managers, its efforts in maintaining appropriate oversight of the investment managers to each Fund, and its efforts to maintain ongoing regulatory compliance for the Funds. The Board also discussed TPL’s current fee structure and whether such structure would allow the Funds to realize economies of scale as they grow. The Board next considered the investment performance of each Fund and the Advisor’s performance in monitoring the investment managers of the underlying funds. The Board generally approved of each Fund’s performance, noting that the Funds invested in a manner that did not rely exclusively on investment performance. Further, the Board noted with approval that the investment managers of each Fund did not succumb to “style drift” in their management of each Fund’s assets, and that each Fund was committed to maintain its investment mandate, even if that meant under performance during periods when that style was out of favor. The Board noted with approval the Advisor’s ongoing efforts to maintain such consistent investment discipline. The Board also noted with approval that the Advisor’s business was devoted exclusively to serving the Funds, and that the Advisor did not realize any ancillary benefits or profits deriving from its relationship with the Funds. The Board further noted with approval the Advisor’s past activities on monitoring the performance of the underlying Funds’ various investment managers and the promptness and efficiency with which problems were brought to the Board’s attention and responsible remedies offered and executed. After careful discussion and consideration, the Board, including the separate concurrence of the independent Trustees, unanimously cast an affirmative vote, and determined that the renewal of the IA Agreement for another one-year period would be in the best interests of the Funds’ shareholders. In approving the renewal of the IA Agreement for an additional one year period, the Board did not place specific emphasis on any one factor discussed above, but considered all factors in equal light. Further, the Board had available and availed itself of the assistance of legal counsel at all times during its consideration of the IA Agreement renewal.

Barrow, Hanley, Mewhinney & Strauss; Sub-Advisor for the Fixed Income, High Yield Bond, and Defensive Strategies TIPS sleeve.

The Sub-Advisory Agreement between the Trust, TPL and Barrow, Hanley, Mewhinney & Strauss (“BHM&S”), on behalf of the Timothy Plan Fixed Income, High Yield Bond and Defensive Strategies TIPS sleeve Funds, was last renewed by the Board at a meeting held for that purpose, among others, on February 17, 2017. The Board considered the following factors in arriving at its conclusions to renew the BHM&S Sub-Advisory Agreement for an additional year. First, the Board considered the fees charged by BHM&S in light of the services provided by BHM&S. After full and careful consideration, the Board, with the independent trustees separately concurring, agreed that the fees charged by BHM&S and paid out of the fees received by TPL were fair and reasonable in light of the services provided by BHM&S. In reaching that determination, the Board relied on reports describing the fees paid to BHM&S and comparing those fees against fees paid to other investment advisors operating under similar circumstances. Next, the Board discussed the nature, extent and quality of BHM&S’s services to each Fund, including the investment performance of the Funds under BHM&S’s investment management. The Board generally approved of BHM&S’s performance, noting that the Funds managed by BHM&S invested in a manner that did not rely exclusively on investment performance. Further, the Board noted with approval that BHM&S did not succumb to “style drift” in its management of each Fund’s assets, and that BHM&S was committed to maintain its investment mandate, even if that meant under performance during periods when that style was out of favor. The Board noted with approval BHM&S’s ongoing efforts to maintain such consistent investment discipline. Next, the Board considered whether BHM&S’s current fee structure would allow the Funds to realize economies of scale as they grow. The Board decided that this particular factor was moot with respect to the BHM&S Sub-Advisory Agreement because BHM&S was paid out of the fees paid to TPL. After careful discussion and consideration, the Board, including the independent Trustees separately concurring, unanimously determined that the renewal of the BHM&S Sub-Advisory Agreement for another one-year period would be in the best interests of the Funds’ shareholders. In approving the renewal of the BHM&S Sub-Advisory Agreement for an additional one year period, the Board did not place specific emphasis on any one factor discussed above, but considered all factors in equal light. Further, the Board had available and availed itself of the assistance of legal counsel at all times during its consideration of the BHM&S Sub-Advisory Agreement renewal.

Westwood Management Corporation; Sub-Advisor to the Large/Mid Cap Value and the Small Cap Value Funds.

The Sub-Advisory Agreement between the Trust, TPL and Westwood Management Corporation (“Westwood”), on behalf of the Timothy Plan Small Cap Value and Large/Mid Cap Value Funds, was last renewed by the Board at a meeting held for that purpose, among others, on February 17, 2017. The Board considered the following factors in arriving at its conclusions to renew the Westwood Sub-Advisory Agreement for an additional year. First, the Board considered the fees charged by Westwood in light of the services provided by Westwood. After full and careful consideration, the Board, with the independent trustees separately concurring, agreed that the fees charged by Westwood and paid out of the fees received by TPL were fair and reasonable in light of the services provided by Westwood. In reaching that determination, the Board relied on reports describing the fees paid to Westwood and comparing those fees against fees paid to other investment advisors operating under similar circumstances. Next, the Board discussed the nature, extent and quality of Westwood’s services to each Fund, including the investment performance of the Funds under Westwood’s investment management. The Board generally approved of Westwood’s performance, noting that the Funds managed by Westwood invested in a manner that did not rely exclusively on investment performance. Further, the Board noted with approval that Westwood did not succumb to “style drift” in its management of each Fund’s assets, and that Westwood was committed to maintain its investment mandate, even if that meant under performance during periods when that style was out of favor. The Board noted with approval Westwood’s ongoing efforts to maintain such consistent investment discipline. Next, the Board considered whether Westwood’s current fee structure would allow the Funds to realize economies of scale as they grow. The Board decided that this particular factor was moot with respect to the Westwood Sub-Advisory Agreement because Westwood was paid out of the fees paid to TPL. After careful discussion and consideration, the Board, including the independent Trustees separately concurring, unanimously determined that the renewal of the Westwood Sub-Advisory Agreement for another one-year period would be in the best interests of the Funds’ shareholders. In approving the renewal of the Westwood Sub-Advisory Agreement for an additional one year period, the Board did not place specific emphasis on any one factor discussed above, but considered all factors in equal light. Further, the Board had available and availed itself of the assistance of legal counsel at all times during its consideration of the Westwood Sub-Advisory Agreement renewal.

Notes to Financial Statements

September 30, 2017 (Continued)

Timothy Plan Family of Funds

Chartwell Investment Partners; Sub-Advisor to the Aggressive Growth and Large/Mid Cap Growth Funds.

The Sub-Advisory Agreement between the Trust, TPL and Chartwell Investment Partners (“Chartwell”), on behalf of the Timothy Plan Aggressive Growth and Large/Mid Cap Growth Funds, was last renewed by the Board at a meeting held for that purpose, among others, on February 17, 2017. The Board considered the following factors in arriving at its conclusions to renew the Chartwell Sub-Advisory Agreement for an additional year. First, the Board considered the fees charged by Chartwell in light of the services provided by Chartwell. After full and careful consideration, the Board, with the independent trustees separately concurring, agreed that the fees charged by Chartwell and paid out of the fees received by TPL were fair and reasonable in light of the services provided by Chartwell. In reaching that determination, the Board relied on reports describing the fees paid to Chartwell and comparing those fees against fees paid to other investment advisors operating under similar circumstances. Next, the Board discussed the nature, extent and quality of Chartwell’s services to each Fund, including the investment performance of the Funds under Chartwell’s investment management. The Board generally approved of Chartwell’s performance, noting that the Funds managed by Chartwell invested in a manner that did not rely exclusively on investment performance. Further, the Board noted with approval that Chartwell did not succumb to “style drift” in its management of each Fund’s assets, and that Chartwell was committed to maintain its investment mandate, even if that meant under performance during periods when that style was out of favor. The Board noted with approval Chartwell’s ongoing efforts to maintain such consistent investment discipline. Next, the Board considered whether Chartwell’s current fee structure would allow the Funds to realize economies of scale as they grow. The Board decided that this particular factor was moot with respect to the Chartwell Sub-Advisory Agreement because Chartwell was paid out of the fees paid to TPL. After careful discussion and consideration, the Board, including the independent Trustees separately concurring, unanimously determined that the renewal of the Chartwell Sub-Advisory Agreement for another one-year period would be in the best interests of the Funds’ shareholders. In approving the renewal of the Chartwell Sub-Advisory Agreement for an additional one year period, the Board did not place specific emphasis on any one factor discussed above, but considered all factors in equal light. Further, the Board had available and availed itself of the assistance of legal counsel at all times during its consideration of the Chartwell Sub-Advisory Agreement renewal.

Eagle Global Advisors; Sub-Advisor to the International Fund and Israel Common Values Fund.

The Sub-Advisory Agreement between the Trust, TPL and Eagle Global Advisors (“Eagle”), on behalf of the Timothy Plan International Fund and Israel Common Values Fund, was last renewed by the Board at a meeting held for that purpose, among others, on February 17, 2017. The Board considered the following factors in arriving at its conclusions to renew the Eagle Sub-Advisory Agreement for an additional year. First, the Board considered the fees charged by Eagle in light of the services provided by Eagle. After full and careful consideration, the Board, with the independent trustees separately concurring, agreed that the fees charged by Eagle and paid out of the fees received by TPL were fair and reasonable in light of the services provided by Eagle. In reaching that determination, the Board relied on reports describing the fees paid to Eagle and comparing those fees against fees paid to other investment advisors operating under similar circumstances. Next, the Board discussed the nature, extent and quality of Eagle’s services to the Funds, including the investment performance of the Funds under Eagle’s investment management. The Board generally approved of Eagle’s performance, noting that the Funds managed by Eagle invested in a manner that did not rely exclusively on investment performance. Further, the Board noted with approval that Eagle did not succumb to “style drift” in its management of the Funds’ assets, and that Eagle was committed to maintain its investment mandate, even if that meant under performance during periods when that style was out of favor. The Board noted with approval Eagle’s ongoing efforts to maintain such consistent investment discipline. Next, the Board considered whether Eagle’s current fee structure would allow the Funds to realize economies of scale as they grow. The Board decided that this particular factor was moot with respect to the Eagle Sub-Advisory Agreement because Eagle was paid out of the fees paid to TPL. After careful discussion and consideration, the Board, including the independent Trustees separately concurring, unanimously determined that the renewal of the Eagle Sub-Advisory Agreement for another one-year period would be in the best interests of the Funds’ shareholders. In approving the renewal of the Eagle Sub-Advisory Agreement for an additional one year period, the Board did not place specific emphasis on any one factor discussed above, but considered all factors in equal light. Further, the Board had available and availed itself of the assistance of legal counsel at all times during its consideration of the Eagle Sub-Advisory Agreement renewal.

Brandes Investment Partners; Sub-Advisor to the Emerging Markets Fund.

The Sub-Advisory Agreement between the Trust, TPL and Brandes Investment Partners (“Brandes”), on behalf of the Timothy Plan Emerging Market Fund, was last renewed by the Board at a meeting held for that purpose, among others, on February 17, 2017. The Board considered the following factors in arriving at its conclusions to renew the Brandes Sub-Advisory Agreement for an additional year. First, the Board considered the fees charged by Brandes in light of the services provided by Brandes. After full and careful consideration, the Board, with the independent trustees separately concurring, agreed that the fees charged by Brandes and paid out of the fees received by TPL were fair and reasonable in light of the services provided by Brandes. In reaching that determination, the Board relied on reports describing the fees paid to Brandes and comparing those fees against fees paid to other investment advisors operating under similar circumstances. Next, the Board discussed the nature, extent and quality of Brandes’s services to the Fund, including the investment performance of the Fund under Brandes’s investment management. The Board generally approved of Brandes’s performance, noting that the Fund managed by Brandes invested in a manner that did not rely exclusively on investment performance. Further, the Board noted with approval that Brandes did not succumb to “style drift” in its management of the Funds’ assets, and that Brandes was committed to maintain its investment mandate, even if that meant under performance during periods when that style was out of favor. The Board noted with approval Brandes’s ongoing efforts to maintain such consistent investment discipline. Next, the Board considered whether Brandes’s current fee structure would allow the Fund to realize economies of scale as it grows. The Board decided that this particular factor was moot with respect to the Brandes Sub-Advisory Agreement because Brandes was paid out of the fees paid to TPL. After careful discussion and consideration, the Board, including the independent Trustees separately concurring, unanimously determined that the renewal of the Brandes Sub-Advisory Agreement for another one-year period would be in the best interests of the Fund’s shareholders. In approving the renewal of the Eagle Sub-Advisory Agreement for an additional one year period, the Board did not place specific emphasis on any one factor discussed above, but considered all factors in equal light. Further, the Board had available and availed itself of the assistance of legal counsel at all times during its consideration of the Brandes Sub-Advisory Agreement renewal.

Notes to Financial Statements

September 30, 2017 (Continued)

Timothy Plan Family of Funds

Macquarie Investment Management; Sub-Advisor to the Defensive Strategies Fund REITs sleeve.

The Sub-Advisory Agreement between the Trust, TPL and Macquarie Investment Management (“Macquarie”), on behalf of the Timothy Plan Defensive Strategies Fund REITs sleeve, was last renewed by the Board at a meeting held for that purpose, among others, on February 17, 2017. The Board considered the following factors in arriving at its conclusions to renew the Macquarie Sub-Advisory Agreement for an additional year. First, the Board considered the fees charged by Macquarie in light of the services provided by Macquarie. After full and careful consideration, the Board, with the independent trustees separately concurring, agreed that the fees charged by Macquarie and paid out of the fees received by TPL were fair and reasonable in light of the services provided by Macquarie. In reaching that determination, the Board relied on reports describing the fees paid to Macquarie and comparing those fees against fees paid to other investment advisors operating under similar circumstances. Next, the Board discussed the nature, extent and quality of Macquarie’s services to the Fund, including the investment performance of the Fund under Macquarie’s investment management. The Board generally approved of Macquarie’s performance, noting that the Fund managed by Macquarie invested in a manner that did not rely exclusively on investment performance. Further, the Board noted with approval that Macquarie did not succumb to “style drift” in its management of the Fund’s assets, and that Macquarie was committed to maintain its investment mandate, even if that meant under performance during periods when that style was out of favor. The Board noted with approval Macquarie’s ongoing efforts to maintain such consistent investment discipline. Next, the Board considered whether Macquarie’s current fee structure would allow the Fund to realize economies of scale as it grows. The Board decided that this particular factor was moot with respect to the Macquarie Sub-Advisory Agreement because Macquarie was paid out of the fees paid to TPL. After careful discussion and consideration, the Board, including the independent Trustees separately concurring, unanimously determined that the renewal of the Macquarie Sub-Advisory Agreement for another one-year period would be in the best interests of the Fund’s shareholders. In approving the renewal of the Macquarie Sub-Advisory Agreement for an additional one year period, the Board did not place specific emphasis on any one factor discussed above, but considered all factors in equal light. Further, the Board had available and availed itself of the assistance of legal counsel at all times during its consideration of the Macquarie Sub-Advisory Agreement renewal.

CoreCommodity Management, LLC; Sub-Advisor to the Defensive Strategies Fund commodities sleeve.

The Sub-Advisory Agreement between the Trust, TPL and CoreCommodity Management, LLC (“Core”), on behalf of the Timothy Plan Defensive Strategies Fund commodity sleeve, was last renewed by the Board at a meeting held for that purpose, among others, on February 17, 2017. The Board considered the following factors in arriving at its conclusions to renew the Core Sub-Advisory Agreement for an additional year. First, the Board considered the fees charged by Core in light of the services provided by Core. After full and careful consideration, the Board, with the independent trustees separately concurring, agreed that the fees charged by Core and paid out of the fees received by TPL were fair and reasonable in light of the services provided by Core. In reaching that determination, the Board relied on reports describing the fees paid to Core and comparing those fees against fees paid to other investment advisors operating under similar circumstances. Next, the Board discussed the nature, extent and quality of Core’s services to the Fund, including the investment performance of the Fund under Core’s investment management. The Board generally approved of Core’s performance, noting that the Fund managed by Core invested in a manner that did not rely exclusively on investment performance. Further, the Board noted with approval that Core did not succumb to “style drift” in its management of the Fund’s assets, and that Core was committed to maintain its investment mandate, even if that meant under performance during periods when that style was out of favor. The Board noted with approval Core’s ongoing efforts to maintain such consistent investment discipline. Next, the Board considered whether Core’s current fee structure would allow the Fund to realize economies of scale as it grows. The Board decided that this particular factor was moot with respect to the Core Sub-Advisory Agreement because Core was paid out of the fees paid to TPL. After careful discussion and consideration, the Board, including the independent Trustees separately concurring, unanimously determined that the renewal of the Core Sub-Advisory Agreement for another one-year period would be in the best interests of the Fund’s shareholders. In approving the renewal of the Core Sub-Advisory Agreement for an additional one year period, the Board did not place specific emphasis on any one factor discussed above, but considered all factors in equal light. Further, the Board had available and availed itself of the assistance of legal counsel at all times during its consideration of the Core Sub-Advisory Agreement renewal.

James Investment Partners; Sub-Advisor to the Growth and Income Fund.

The Sub-Advisory Agreement between the Trust, TPL and James Investment Research, Inc. (“James”), on behalf of the Timothy Plan Growth and Income Fund, was last renewed by the Board at a meeting held for that purpose, among others, on February 17, 2017. The Board considered the following factors in arriving at its conclusions to renew the James Sub-Advisory Agreement for an additional year. First, the Board considered the fees charged by James in light of the services provided by James. After full and careful consideration, the Board, with the independent trustees separately concurring, agreed that the fees charged by James and paid out of the fees received by TPL were fair and reasonable in light of the services provided by James. In reaching that determination, the Board relied on reports describing the fees paid to James and comparing those fees against fees paid to other investment advisors operating under similar circumstances. Next, the Board discussed the nature, extent and quality of James’s services to the Fund, including the investment performance of the Fund under James’s investment management. The Board generally approved of James’s performance, noting that the Fund managed by James invested in a manner that did not rely exclusively on investment performance. Further, the Board noted with approval that James did not succumb to “style drift” in its management of the Fund’s assets, and that James was committed to maintain its investment mandate, even if that meant under performance during periods when that style was out of favor. The Board noted with approval James’s ongoing efforts to maintain such consistent investment discipline. Next, the Board considered whether James’s current fee structure would allow the Fund to realize economies of scale as it grows. The Board decided that this particular factor was moot with respect to the James Sub-Advisory Agreement because James was paid out of the fees paid to TPL. After careful discussion and consideration, the Board, including the independent Trustees separately concurring, unanimously determined that the renewal of the James Sub-Advisory Agreement for another one-year period would be in the best interests of the Fund’s shareholders. In approving the renewal of the James Sub-Advisory Agreement for an additional one year period, the Board did not place specific emphasis on any one factor discussed above, but considered all factors in equal light. Further, the Board had available and availed itself of the assistance of legal counsel at all times during its consideration of the James Sub-Advisory Agreement renewal.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

The Timothy Plan

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The Timothy Plan, comprising Timothy Plan Aggressive Growth Fund, Timothy Plan International Fund, Timothy Plan Large/Mid Cap Growth Fund, Timothy Plan Small Cap Value Fund, Timothy Plan Large/Mid Cap Value Fund, Timothy Plan Fixed Income Fund, Timothy Plan High Yield Bond Fund, Timothy Plan Israel Common Values Fund, Timothy Plan Defensive Strategies Fund, Timothy Plan Strategic Growth Fund, Timothy Plan Conservative Growth Fund, Timothy Plan Emerging Markets Fund, and Timothy Plan Growth & Income Fund (the “Funds”), as of September 30, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years or periods indicated. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2017, including physical observation of precious metals, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers or counterparties were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Timothy Plan Aggressive Growth Fund, Timothy Plan International Fund, Timothy Plan Large/Mid Cap Growth Fund, Timothy Plan Small Cap Value Fund, Timothy Plan Large/Mid Cap Value Fund, Timothy Plan Fixed Income Fund, Timothy Plan High Yield Bond Fund, Timothy Plan Israel Common Values Fund, Timothy Plan Defensive Strategies Fund, Timothy Plan Strategic Growth Fund, Timothy Plan Conservative Growth Fund, Timothy Plan Emerging Markets Fund, and Timothy Plan Growth & Income Fund as of September 30, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods indicated, in conformity with accounting principles generally accepted in the United States of America.

COHEN & COMPANY, LTD.

Cleveland, Ohio

November 29, 2017

Expense Examples – (Unaudited)

September 30, 2017

As a shareholder of a Fund, you incur two types of costs: direct costs, such as wire fees and low balance fees; and indirect costs, including management fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as “ongoing costs”, (in dollars) of investing in each Fund, and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of April 1, 2017, through September 30, 2017.

Actual Expenses

The first line of the following tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees or low balance fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would be higher.

AGGRESSIVE GROWTH FUND

	Beginning Account Value	Ending Account Value	Expenses Paid During Period

	4/1/2017	9/30/2017	4/1/2017 through 9/30/2017
Actual - Class A *	$1,000.00	$1,075.60	$ 8.17
Hypothetical - Class A **	$1,000.00	$1,017.20	$ 7.94
Actual - Class C *	$1,000.00	$1,070.00	$12.04
Hypothetical - Class C **	$1,000.00	$1,013.44	$11.71
Actual - Class I *	$1,000.00	$1,076.00	$ 6.87
Hypothetical - Class I **	$1,000.00	$1,018.45	$ 6.68

*

Expenses are equal to the Fund’s annualized expense ratio of 1.57% for Class A, 2.32% for Class C and 1.32% for Class I, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/365 days (to reflect the partial year period). The Aggressive Growth Fund’s ending account value on the first line of each share class in the table is based on its actual total return of 7.56% for Class A, 7.00% for Class C and 7.60% for Class I for the period of April 1, 2017, to September 30, 2017.

**	Assumes a 5% return before expenses.

Expense Examples – (Unaudited)(Continued)

September 30, 2017

INTERNATIONAL FUND

	Beginning Account Value	Ending Account Value	Expenses Paid During Period

	4/1/2017	9/30/2017	4/1/2017 through 9/30/2017
Actual - Class A *	$1,000.00	$1,128.00	$ 8.54
Hypothetical - Class A **	$1,000.00	$1,017.05	$ 8.09
Actual - Class C *	$1,000.00	$1,122.20	$ 12.50
Hypothetical - Class C **	$1,000.00	$1,013.29	$ 11.86
Actual - Class I *	$1,000.00	$1,129.00	$ 7.21
Hypothetical - Class I **	$1,000.00	$1,018.30	$ 6.83

*

Expenses are equal to the Fund’s annualized expense ratio of 1.60% for Class A, 2.35% for Class C and 1.35% for Class I, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/365 days (to reflect the partial year period). The International Fund’s ending account value on the first line of each share class in the table is based on its actual total return of 12.80% for Class A, 12.22% for Class C, and 12.90% for Class I for the period of April 1, 2017, to September 30, 2017.

**	Assumes a 5% return before expenses.

LARGE/MID CAP GROWTH FUND

	Beginning Account Value	Ending Account Value	Expenses Paid During Period

	4/1/2017	9/30/2017	4/1/2017 through 9/30/2017
Actual - Class A *	$1,000.00	$1,065.80	$ 7.46
Hypothetical - Class A **	$1,000.00	$1,017.85	$ 7.28
Actual - Class C *	$1,000.00	$1,061.20	$11.26
Hypothetical - Class C **	$1,000.00	$1,014.14	$11.01
Actual - Class I *	$1,000.00	$1,066.20	$ 6.16
Hypothetical - Class I **	$1,000.00	$1,019.10	$ 6.02

*

Expenses are equal to the Fund’s annualized expense ratio of 1.44% for Class A, 2.18% for Class C and 1.19% for Class I, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/365 days (to reflect the partial year period). The Large/Mid Cap Growth Fund’s ending account value on the first line of each share class in the table is based on its actual total return of 6.58% for Class A, 6.12% for Class C, and 6.62% for Class I for the period of April 1, 2017, to September 30, 2017.

**	Assumes a 5% return before expenses.

SMALL CAP VALUE FUND

	Beginning Account Value	Ending Account Value	Expenses Paid During Period

	4/1/2017	9/30/2017	4/1/2017 through 9/30/2017
Actual - Class A *	$1,000.00	$1,091.00	$ 7.29
Hypothetical - Class A **	$1,000.00	$1,018.10	$ 7.03
Actual - Class C *	$1,000.00	$1,087.50	$11.20
Hypothetical - Class C **	$1,000.00	$1,014.34	$10.81
Actual - Class I *	$1,000.00	$1,092.70	$ 5.88
Hypothetical - Class I **	$1,000.00	$1,019.45	$ 5.67

*

Expenses are equal to the Fund’s annualized expense ratio of 1.39% for Class A, 2.14% for Class C and 1.12% for Class I, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/365 days (to reflect the partial year period). The Large/Mid Cap Growth Fund’s ending account value on the first line of each share class in the table is based on its actual total return of 9.10% for Class A, 8.75% for Class C, and 9.27% for Class I for the period of April 1, 2017, to September 30, 2017.

**	Assumes a 5% return before expenses.

Expense Examples – (Unaudited)(Continued)

September 30, 2017

LARGE/MID CAP VALUE FUND

	Beginning Account Value	Ending Account Value	Expenses Paid During Period

	4/1/2017	9/30/2017	4/1/2017 through 9/30/2017
Actual - Class A *	$1,000.00	$1,049.30	$ 6.99
Hypothetical - Class A **	$1,000.00	$1,018.25	$ 6.88
Actual - Class C *	$1,000.00	$1,044.90	$10.82
Hypothetical - Class C **	$1,000.00	$1,014.49	$10.66
Actual - Class I *	$1,000.00	$1,050.50	$ 5.71
Hypothetical - Class I **	$1,000.00	$1,019.50	$ 5.62

*

Expenses are equal to the Fund’s annualized expense ratio of 1.36% for Class A, 2.11% for Class C, and 1.11% for Class I which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/365 days (to reflect the partial year period). The Large/Mid Cap Value Fund’s ending account value on the first line of each share class in the table is based on its actual total return of 4.93% for Class A, 4.49 % for Class C, and 5.05% for Class I for the period of April 1, 2017, to September 30, 2017.

**	Assumes a 5% return before expenses.

FIXED INCOME FUND

	Beginning Account Value	Ending Account Value	Expenses Paid During Period

	4/1/2017	9/30/2017	4/1/2017 through 9/30/2017
Actual - Class A *	$1,000.00	$1,013.90	$5.60
Hypothetical - Class A **	$1,000.00	$1,019.50	$5.62
Actual - Class C *	$1,000.00	$1,010.70	$9.38
Hypothetical - Class C **	$1,000.00	$1,015.74	$9.40
Actual - Class I *	$1,000.00	$1,015.20	$4.34
Hypothetical - Class I **	$1,000.00	$1,020.76	$4.36

*

Expenses are equal to the Fund’s annualized expense ratio of 1.11% for Class A, 1.86% for Class C, and 0.86% for Class I which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/365 days (to reflect the partial year period). The Fixed Income Fund’s ending account value on the first line of each share class in the table is based on its actual total return of 1.39% for Class A, 1.07% for Class C, and 1.52% for Class I for the period of April 1, 2017, to September 30, 2017.

**	Assumes a 5% return before expenses.

HIGH YIELD BOND FUND

	Beginning Account Value	Ending Account Value	Expenses Paid During Period

	4/1/2017	9/30/2017	4/1/2017 through 9/30/2017
Actual - Class A *	$1,000.00	$1,039.70	$ 6.19
Hypothetical - Class A **	$1,000.00	$1,019.00	$ 6.12
Actual - Class C *	$1,000.00	$1,034.30	$10.00
Hypothetical - Class C **	$1,000.00	$1,015.24	$ 9.90
Actual - Class I *	$1,000.00	$1,040.90	$ 4.91
Hypothetical - Class I **	$1,000.00	$1,020.26	$ 4.86

**

Expenses are equal to the Fund’s annualized expense ratio of 1.21% for Class A, 1.96% for Class C, and 0.96% for Class I which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/365 days (to reflect the partial year period). The High Yield Bond Fund’s ending account value on the first line of each share class in the table is based on its actual total return of 3.97% for Class A, 3.43% for Class C, and 4.09% for Class I for the period of April 1, 2017, to September 30, 2017.

**	Assumes a 5% return before expenses.

Expense Examples – (Unaudited)(Continued)

September 30, 2017

DEFENSIVE STRATEGIES FUND

	Beginning Account Value	Ending Account Value	Expenses Paid During Period

	4/1/2017	9/30/2017	4/1/2017 through 9/30/2017
Actual - Class A *	$1,000.00	$1,008.80	$ 6.70
Hypothetical - Class A **	$1,000.00	$1,018.40	$ 6.73
Actual - Class C *	$1,000.00	$1,003.70	$10.50
Hypothetical - Class C **	$1,000.00	$1,014.59	$10.56
Actual - Class I *	$1,000.00	$1,009.70	$ 5.34
Hypothetical - Class I **	$1,000.00	$1,019.75	$ 5.37

*

Expenses are equal to the Fund’s annualized expense ratio of 1.33% for Class A, 2.09% for Class C and 1.06% for Class I, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/365 days (to reflect the partial year period). The Defensive Strategies Fund’s ending account value on the first line of each share class in the table is based on its actual total return of 0.88% for Class A, 0.37% for Class C and 0.97% for Class I for the period of April 1, 2017, to September 30, 2017.

**	Assumes a 5% return before expenses.

STRATEGIC GROWTH FUND

	Beginning Account Value	Ending Account Value	Expenses Paid During Period

	4/1/2017	9/30/2017	4/1/2017 through 9/30/2017
Actual - Class A *	$1,000.00	$1,056.90	$5.47
Hypothetical - Class A **	$1,000.00	$1,019.75	$5.37
Actual - Class C *	$1,000.00	$1,052.80	$9.31
Hypothetical - Class C **	$1,000.00	$1,015.99	$9.15

*

Expenses are equal to the Fund’s annualized expense ratio of 1.06% for Class A and 1.81% for Class C, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/365 days (to reflect the partial year period). The Strategic Growth Fund’s ending account value on the first line of each share class in the table is based on its actual total return of 5.69% for Class A and 5.28% for Class C for the six-month period of April 1, 2017, to September 30, 2017.

**	Assumes a 5% return before expenses.

CONSERVATIVE GROWTH FUND

	Beginning Account Value	Ending Account Value	Expenses Paid During Period

	4/1/2017	9/30/2017	4/1/2017 through 9/30/2017
Actual - Class A *	$1,000.00	$1,040.00	$5.22
Hypothetical - Class A **	$1,000.00	$1,019.95	$5.17
Actual - Class C *	$1,000.00	$1,036.10	$9.03
Hypothetical - Class C **	$1,000.00	$1,016.19	$8.95

*

Expenses are equal to the Fund’s annualized expense ratio of 1.02% for Class A and 1.77% for Class C, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/365 days (to reflect the partial year period). The Conservative Growth Fund’s ending account value on the first line of each share class in the table is based on its actual total return of 4.00% for Class A and 3.61% for Class C for the six-month period of April 1, 2017, to September 30, 2017.

**	Assumes a 5% return before expenses.

Expense Examples – (Unaudited)(Continued)

September 30, 2017

ISRAEL COMMON VALUES FUND

	Beginning Account Value	Ending Account Value	Expenses Paid During Period

	4/1/2017	9/30/2017	4/1/2017 through 9/30/2017
Actual - Class A *	$1,000.00	$1,074.20	$ 9.10
Hypothetical - Class A **	$1,000.00	$1,016.29	$ 8.85
Actual - Class C *	$1,000.00	$1,070.20	$12.97
Hypothetical - Class C **	$1,000.00	$1,012.53	$12.61
Actual - Class I *	$1,000.00	$1,076.20	$ 7.96
Hypothetical - Class I **	$1,000.00	$1,017.40	$ 7.74

*

Expenses are equal to the Fund’s annualized expense ratio of 1.75% for Class A, 2.50% for Class C and 1.53% for Class I, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/365 days (to reflect the partial year period). The Israel Common Values Fund’s ending account value on the first line of each share class in the table is based on its actual total return of 7.42% for Class A, 7.02% for Class C and 7.62% for Class I for the period of April 1, 2017, to September 30, 2017.

**	Assumes a 5% return before expenses.

EMERGING MARKETS FUND

	Beginning Account Value	Ending Account Value	Expenses Paid During Period

	4/1/2017	9/30/2017	4/1/2017 through 9/30/2017
Actual - Class A *	$1,000.00	$1,103.20	$11.70
Hypothetical - Class A **	$1,000.00	$1,013.94	$11.21
Actual - Class C *	$1,000.00	$1,099.80	$15.63
Hypothetical - Class C **	$1,000.00	$1,010.18	$14.97
Actual - Class I *	$1,000.00	$1,105.00	$10.45
Hypothetical - Class I **	$1,000.00	$1,015.14	$10.00

*

Expenses are equal to the Fund’s annualized expense ratio of 2.22% for Class A, 2.97% for Class C and 1.98% for Class I, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/365 days to reflect the partial year period). The Emerging Markets Fund’s ending account value on the first line of each share class in the table is based on its actual total return of 10.32% for Class A, 9.98% for Class C and 10.50% for Class I for the period of April 1, 2017, to September 30, 2017.

**	Assumes a 5% return before expenses.

GROWTH & INCOME FUND

	Beginning Account Value	Ending Account Value	Expenses Paid During Period

	4/1/2017	9/30/2017	4/1/2017 through 9/30/2017
Actual - Class A *	$1,000.00	$1,032.70	$ 7.69
Hypothetical - Class A **	$1,000.00	$1,017.50	$ 7.64
Actual - Class C *	$1,000.00	$1,029.00	$11.50
Hypothetical - Class C **	$1,000.00	$1,013.74	$11.41
Actual - Class I ***	$1,000.00	$1,034.10	$ 6.42
Hypothetical - Class I **	$1,000.00	$1,018.75	$ 6.38

*

Expenses are equal to the Fund’s annualized expense ratio of 1.51% for Class A, 2.26% for Class C and 1.26% for Class I, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/365 days (to reflect the partial year period). The Growth & Income Fund’s ending account value on the first line of each share class in the table is based on its actual total return of 3.27% for Class A, 2.90% for Class C and 3.41% for Class I for the period of April 1, 2017, to September 30, 2017.

**	Assumes a 5% return before expenses.

Officers and Trustees of the Trust (Unaudited)

The Trustees and principal executive officers of the Trust and their principal occupations for the past five years are listed as follows:

INTERESTED TRUSTEES

Name, Age and Address	Position(s) Held With Trust	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee
Arthur D. Ally*	Chairman and President	Indefinite; Trustee and President since 1994	13
1055 Maitland Center Commons
Maitland, FL			Other Directorships
	Principal Occupation During Past 5 Years		Held by Trustee
Born: 1942	President and controlling shareholder of Covenant Funds, Inc. (“CFI”), a holding company. President and general partner of Timothy Partners, Ltd. (“TPL”), the investment Advisor and principal underwriter to each Fund. CFI is also the managing general partner of TPL.		None

Name, Age and Address	Position(s) Held With Trust	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee
Joseph E. Boatwright**	Trustee, Secretary	Indefinite; Trustee and Secretary since 1995	13
1055 Maitland Center Commons			Other Directorships
Maitland, FL	Principal Occupation During Past 5 Years		Held by Trustee
Born: 1930	Retired Minister. Currently serves as a consultant to the Greater Orlando Baptist Association. Served as Senior Pastor to Aloma Baptist Church from 1970-1996.		None

Name, Age and Address	Position(s) Held With Trust	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee
Mathew D. Staver**	Trustee	Indefinite; Trustee since 2000	13
1055 Maitland Center Commons			Other Directorships
Maitland, FL	Principal Occupation During Past 5 Years		Held by Trustee
Born: 1956	Attorney specializing in free speech, appellate practice and religious liberty constitutional law. Founder of Liberty Counsel, a religious civil liberties education and legal defense organization. Host of two radio programs devoted to religious freedom issues. Editor of a monthly newsletter devoted to religious liberty topics. Mr. Staver has argued before the United States Supreme Court and has published numerous legal articles.		None

* Mr. Ally is an “interested” Trustee, as that term is defined in the 1940 Act, because of his positions with and financial interests in CFI and TPL.

** Messrs. Boatwright and Staver are “interested” Trustees, as that term is defined in the 1940 Act, because each has a limited partnership interest in TPL.

Officers and Trustees of the Trust

(Unaudited)(Continued)

INDEPENDENT TRUSTEES

Name, Age and Address	Position(s) Held With Trust	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee
Kenneth Blackwell	Trustee	Indefinite; Trustee since 2011	13
1055 Maitland Center Commons Maitland, FL			Other Directorships
	Principal Occupation During Past 5 Years		Held by Trustee
Born: 1948

Currently serving as an independent consultant or Fellow with the Family Research Council and the American Civil Rights Union, and is a Visiting Professor at Liberty University, Lynchburg, VA. Former Secretary of State for the State of Ohio.

None

Name, Age and Address	Position(s) Held With Trust	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee
Richard W. Copeland	Trustee	Indefinite; Trustee since 2005	13
1055 Maitland Center Commons Maitland, FL			Other Directorships
	Principal Occupation During Past 5 Years		Held by Trustee
Born: 1947	Retired founder of Copeland & Covert, Attorneys at Law; B.A. from Mississippi College, JD from University of Florida and LLM Taxation from University of Miami. Associate Professor Stetson University for past 40 years.		None

Name, Age and Address	Position(s) Held With Trust	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee
Deborah Honeycutt	Trustee	Indefinite; Trustee since 2010	13
1055 Maitland Center Commons Maitland, FL			Other Directorships
	Principal Occupation During Past 5 Years		Held by Trustee
Born: 1947

Dr. Honeycutt is a licensed physician currently serving as Medical Director of Clayton State University Health Services in Morrow, GA, CEO of Minority Health Services in Atlanta, and as a volunteer at Good Shepherd Clinic. Dr. Honeycutt received her B.A. and M.D. at the University of Illinois.

None

Name, Age and Address	Position(s) Held With Trust	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee
Bill Johnson	Trustee	Indefinite; Trustee since 2005	13
1055 Maitland Center Commons Maitland, FL			Other Directorships
	Principal Occupation During Past 5 Years		Held by Trustee
Born: 1946

President (and Founder) of American Decency Association, Freemont, MI since 1999. Previously served as Michigan State Director for American Family Association (1987-1999). Previously a public school teacher for 18 years. B.S. from Michigan State University and a Masters of Religious Education from Grand Rapids Baptist Seminary.

None

Officers and Trustees of the Trust

(Unaudited)(Continued)

Name, Age and Address	Position(s) Held With Trust	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee
John C. Mulder	Trustee	Indefinite; Trustee since 2005	13
1055 Maitland Center Commons			Other Directorships
Maitland, FL	Principal Occupation During Past 5 Years		Held by Trustee
Born: 1950	President of WaterStone (formerly the Christian Community Foundation and National Foundation) since 2001. Prior: 22 years of executive experience for a group of banks and a trust company. B.A. in Economics from Wheaton College and MBA from University of Chicago.

None

Officers and Trustees of the Trust

(Unaudited)(Continued)

Name, Age and Address	Position(s) Held With Trust	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee
Charles E. Nelson	Trustee	Indefinite; Trustee since 2000	13
1055 Maitland Center Commons			Other Directorships
Maitland, FL	Principal Occupation During Past 5 Years		Held by Trustee
Born: 1934	Certified Public Accountant, semi-retired. Former non-profit industry accounting officer. Former financial executive with commercial bank. Former partner national accounting firm.		None

Name, Age and Address	Position(s) Held With Trust	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee
Scott Preissler, Ph.D.	Trustee	Indefinite; Trustee since 2004	13
1055 Maitland Center Commons			Other Directorships
Maitland, FL	Principal Occupation During Past 5 Years		Held by Trustee
Born: 1960	Director of Steward Leadership and Professor in Residence at Shorter University. Former Chairman of Stewardship Studies at Southwestern Baptist Theological Seminary, Ft. Worth, TX. Also serves as Founder and Chairman of the International Center for Biblical Stewardship.

None

Name, Age and Address	Position(s) Held With Trust	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee
Alan M. Ross	Trustee, Vice Chairman	Indefinite; Trustee since 2004	13
1055 Maitland Center Commons			Other Directorships
Maitland, FL	Principal Occupation During Past 5 Years		Held by Trustee
Born: 1951	Founder and CEO of Corporate Development Institute which he founded in 2000. Previously he served as President and CEO of Fellowship of Companies for Christ and has authored three books: Beyond World Class, Unconditional Excellence, Breaking Through to Prosperity.

None

Name, Age and Address	Position(s) Held With Trust	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee
Patrice Tsague	Trustee	Indefinite; Trustee since 2011	13
1055 Maitland Center Commons			Other Directorships
Maitland, FL	Principal Occupation During Past 5 Years		Held by Trustee
Born: 1973	President and Chief Servant Officer of the Nehemiah Project International Ministries Inc. since 1999.		None

Privacy Notice

FACTS	WHAT DOES THE TIMOTHY PLAN DO WITH YOUR PERSONAL INFORMATION?

WHY?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all information sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this Notice carefully to understand what we do.

WHAT?	The types of information we collect and share depend on the product or service you have with us. This information can include:
• Social Security Number
• Assets
• Retirement Assets
• Transaction History
• Checking Account History
• Purchase History
• Account Balances
• Account Transactions
• Wire Transfer Instructions
When you are no longer our customer, we continue to share your information as described in this Notice.

HOW?

All financial companies need to share your personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons The Timothy Plan chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information.	Does The Timothy Plan share?	Can you limit this sharing?
For our everyday business purposes- Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	Yes	No
For our marketing purposes- to offer our products and services to you.	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes- information about your transactions and experiences.	Yes	No
For our affiliates’ everyday business purposes- information about your creditworthiness	No	We don’t share
For non-affiliates to market to you	No	We don’t share

Questions?	Call 800-662-0201

Who we are
Who is providing this Notice?	Timothy Plan Family of Mutual Funds Timothy Partners, Ltd.
What we do
How does The Timothy Plan protect your personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does The Timothy Plan collect your personal information?	We collect your personal information, for example, when you • Open an account
• Provide account information
• Give us your contact information
• Make deposits or withdrawals from your account
• Make a wire transfer
• Tell us where to send the money
• Tell us who receives the money
• Show your government-issued ID
• Show your driver’s license
We also collect your personal information from other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only:
• Sharing for affiliates’ everyday business purposes-
information about your creditworthiness.
• Affiliates from using your information to market to you.
• Sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

    Definitions

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. Timothy Partners, Ltd. is an affiliate of The Timothy Plan
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. • The Timothy Plan does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products to you. • The Timothy Plan does not jointly market.

Customer Identification Program

The Board of Trustees of the Trust has approved procedures designed to prevent and detect attempts to launder money as required under the USA PATRIOT Act. The day-to-day responsibility for monitoring and reporting any such activities has been delegated to the transfer agent, subject to the oversight and supervision of the Board.

Disclosures

HOW TO OBTAIN PROXY VOTING INFORMATION

Information regarding how the Funds voted proxies relating to Fund securities during the period ended June 30 of well as a description of the policies and procedures that the Funds use to determine how to vote proxies is available without charge, upon request, by calling 1-800-732-0330 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov

HOW TO OBTAIN 1ST AND 3RD FISCAL QUARTER PORTFOLIO HOLDINGS

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-800-732-0330.

BOARD OF TRUSTEES
Arthur D. Ally
Kenneth Blackwell
Joseph E. Boatwright
Rick Copeland
Deborah Honeycutt
Bill Johnson
John C. Mulder
Charles E. Nelson
Scott Preissler
Alan Ross
Mathew D. Staver
Patrice Tsague
OFFICERS
Arthur D. Ally, President
Joseph E. Boatwright, Secretary
INVESTMENT ADVISOR
Timothy Partners, Ltd.
1055 Maitland Center Commons
Maitland, FL 32751
DISTRIBUTOR
Timothy Partners, Ltd.
1055 Maitland Center Commons
Maitland, FL 32751
TRANSFER AGENT
Gemini Fund Services, LLC
17605 Wright St., Suite 2
Omaha, NE 68130
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd.
1350 Euclid Ave., Suite 800
Cleveland, OH 44115
LEGAL COUNSEL
David Jones & Assoc., P.C.
18630 Crosstimber
San Antonio, TX 78258

HEADQUARTERS
The Timothy Plan
1055 Maitland Center Commons
Maitland, Florida 32751

For additional information or a prospectus, please call: 1-800-846-7526

Visit the Timothy Plan web site on the internet at: www.timothyplan.com

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective Prospectus which includes details regarding the Funds’ objectives, policies, expenses and other information. Distributed by Timothy Partners, Ltd.

(800) 846-7526 www.timothyplan.com invest@timothyplan.com SHAREHOLDER SERVICES Gemini Fund Services, LLC 17605 Wright St., Suite 2 Omaha, NE 68130 (800) 662-0201

Item 2. Code of Ethics.

(a)        As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)        Posting: We do not intend to post the Code of Ethics for the Officers or any amendments or waivers on a website.

(f)        Availability: The Code of Ethics for the Officers can be obtained, free of charge by calling the toll free number for the appropriate Fund.

Item 3. Audit Committee Financial Expert.

(a)        The registrant has an Audit committee currently composed of three independent Trustees, Mr. Wesley Pennington, Mr. John Mulder and Mr. Charles Nelson. The registrant’s board of trustees has determined that Mr. Charles Nelson is qualified to serve as an Audit Committee Financial Expert, and has designated him as such.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The Timothy Plan
FY 2017	$175,500
FY 2016	$170,900
FY 2015	$168,900
FY 2014	$168,400

(b)	Audit-Related Fees

The Timothy Plan	Registrant	Adviser
FY 2017	$0	$0
FY 2016	$0	$0
FY 2014	$0	$0
FY 2015	$0	$0

Nature of the fees:

(c)	Tax Fees

The Timothy Plan

FY 2017	$0
FY 2016	$0
FY 2015	$0
FY 2014	$0

Nature of the fees:	preparation of the 1120 RIC

(d)	All Other Fees

                                                         Registrant

The Timothy Plan
FY 2017	$0
FY 2016	$0
FY 2015	$0
FY 2014	$0

(e)      (1)      Audit Committee’s Pre-Approval Policies

The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust’s investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors’ specific representations as to their independence;

(2)	Percentages of Services Approved by the Audit Committee

Registrant

Audit-Related Fees:	0%
Tax Fees:	0%
All Other Fees:	0%

(f)        During audit of registrant’s financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant’s engagement were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)        The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

 Registrant Adviser

FY 2017	$0	$0
FY 2016	$0	$0
FY 2015	$0	$0
FY 2014	$0	$0

(h)        Not applicable. The auditor performed no services for the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies. Not applicable.

Item 6. Schedule of Investments. Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)        Based on an evaluation of the registrant’s disclosure controls and procedures as of November 19, 2010, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)        There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)                     Code is filed herewith

(a)(2)

Certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule 30a-2 under the Investment Company Act of 1940 are filed herewith.

(a)(3)                     Not Applicable

(b)	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)    The Timothy Plan

By	/s/ Arthur D. Ally
Arthur D. Ally, President/Principle Executive Officer & Treasurer/Principle Financial Officer

Date	12/6/17

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Arthur D. Ally
Arthur D. Ally, President/Principle Executive Officer & Treasurer/Principle Financial Officer

Date	12/6/17